As filed with the Securities and Exchange Commission on February 23, 2016

Securities Act File No. 333-

Investment Company Act File No. 811-21337

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-14

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933

☐ Pre-Effective Amendment No.	☐ Post-Effective Amendment No.

Western Asset Global High Income Fund Inc.

(Exact Name of Registrant as Specified in Charter)

620 Eighth Avenue

New York, New York 10018

(Address of Principal Executive Offices: Number, Street, City, State, Zip Code)

1-888-777-0102

(Area Code and Telephone Number)

Jane E. Trust

Legg Mason & Co., LLC

100 International Drive

Baltimore, MD 21202

(Name and Address of Agent for Services)

with copies to:

Sarah E. Cogan, Esq. Simpson Thacher & Bartlett LLP 425 Lexington Avenue New York, New York 10017	Robert I. Frenkel, Esq. Legg Mason & Co., LLC 100 First Stamford Place Stamford, Connecticut 06902

Calculation of Registration Fee under the Securities Act of 1933:

Title of Securities Being Registered	Amount Being Registered(1)	Proposed Maximum Offering Price per Unit(1)	Proposed Maximum Aggregate Offering Price(1)	Amount of Registration Fee
Common Stock ($.001 par value)	14,290,553 shares	$135,868,000	$9.50	$13,682

(1)	Estimated solely for the purpose of calculating the registration fee.

The registrant hereby amends this registration statement on such date or dates as may be necessary to delay its effective date until the registrant shall file a further amendment which specifically states that this registration statement shall thereafter become effective in accordance with section 8(a) of the Securities Act of 1933 or until the registration statement shall become effective on such date as the Commission acting pursuant to said section 8(a), may determine.

WESTERN ASSET GLOBAL PARTNERS INCOME FUND INC.

WESTERN ASSET GLOBAL HIGH INCOME FUND INC.

620 Eighth Avenue

New York, New York 10018

            , 2016

Dear Stockholder:

A Joint Special Meeting of Stockholders (the “Meeting”) of Western Asset Global Partners Income Fund Inc. (“GDF”) and Western Asset Global High Income Fund Inc. (“EHI” and together with GDF, the “Funds”) will be held at 620 Eighth Avenue, 49th Floor, New York, New York, on Wednesday, May 18, 2016 at 10:00 a.m., Eastern Time, for the purposes of considering and voting on a proposal to approve the merger of GDF with and into EHI in accordance with the Maryland General Corporation Law (the “Merger”). The attached Proxy Statement/Prospectus asks for your approval of the proposed Merger. After careful consideration, the Board of each Fund recommends that you vote “FOR” the proposed Merger.

As a result of the Merger, each share of common stock of GDF would convert into an equivalent dollar amount (to the nearest $0.001) of full shares of common stock of EHI, based on the net asset value of each Fund on the date preceding the Merger. EHI will not issue fractional shares to GDF stockholders. In lieu of issuing fractional shares, EHI will pay cash to each former holder of GDF common stock in an amount equal to the value of the fractional shares of EHI common stock that the investor would otherwise have received in the Merger. The currently issued and outstanding common shares of EHI will remain issued and outstanding.

Both GDF and EHI are closed-end, diversified management investment companies listed on the New York Stock Exchange. GDF and EHI have identical primary investment objectives, different secondary investment objectives and similar policies and strategies. GDF seeks to maintain a high level of current income. Capital appreciation is a secondary objective. EHI’s primary investment objective is high current income and EHI’s secondary investment objective is total return. A more detailed comparison of the Funds’ investment objectives and policies appears in the attached Proxy Statement/Prospectus. The current investment objectives and policies of EHI will continue unchanged if the Merger occurs.

The Board believes that the Merger is in the best interests of both GDF stockholders and EHI stockholders. GDF and EHI have identical primary investment objectives and similar policies and strategies, which will allow GDF stockholders to continue to have exposure to emerging market and high yield securities. Moreover, the combined Fund will likely benefit from economies of scale, as one set of fixed expenses would be spread over a larger asset base, as well as from enhanced market liquidity and additional opportunities for diversification. Furthermore, the Merger will result in more streamlined high yield product offering, allowing for more focused marketing and stockholder servicing efforts.

Your vote is very important to us regardless of the number of shares you own. Whether or not you plan to attend the Meeting in person, please read the Proxy Statement/Prospectus and cast your vote promptly. To vote, simply date, sign and return the proxy card in the enclosed postage-paid envelope or follow the instructions on the proxy card for voting by touch-tone telephone or on the Internet.

If you have any questions about the proposal to be voted on, please call Georgeson Inc., the proxy solicitor, at 888-565-5190.

It is important that your vote be received no later than the time of the Meeting.

Sincerely,

Jane E. Trust

President and Chief Executive Officer

Western Asset Global Partners Income Fund Inc.

Western Asset Global High Income Fund Inc.

WESTERN ASSET GLOBAL PARTNERS INCOME FUND INC.

WESTERN ASSET GLOBAL HIGH INCOME FUND INC.

IMPORTANT NEWS FOR STOCKHOLDERS

The enclosed combined Proxy Statement/Prospectus describes a proposal to merge Western Asset Global Partners Income Fund Inc. (“GDF”) with and into Western Asset Global High Income Fund Inc. (“EHI,” and together with GDF, the “Funds”) in accordance with the Maryland General Corporation Law (the “Merger”).

While we encourage you to read the full text of the enclosed combined Proxy Statement/Prospectus, here is a brief overview of the proposed Merger. Please refer to the more complete information contained elsewhere in the combined Proxy Statement/Prospectus about the Merger.

COMMON QUESTIONS ABOUT THE PROPOSED MERGER

Q.	Why am I receiving the Proxy Statement/Prospectus?

A.    As a stockholder of either GDF or EHI, you are being asked to vote in favor of a proposal to merge GDF with and into EHI in accordance with the Maryland General Corporation Law.

Q.	How will the Merger affect me?

A.    If the Merger is approved, GDF will be merged with and into EHI in accordance with the Maryland General Corporation Law. GDF’s assets and liabilities will be combined with the assets and liabilities of EHI, and stockholders of GDF will become stockholders of EHI.

As a result of the Merger, each share of common stock of GDF would convert into an equivalent dollar amount (to the nearest $0.001) of full shares of common stock of EHI, based on the net asset value of each Fund on the date preceding the Merger. EHI will not issue fractional shares to GDF stockholders. In lieu of issuing fractional shares, EHI will pay cash to each former GDF stockholder in an amount equal to the value of the fractional shares of EHI common stock that the investor would otherwise have received in the merger. The currently issued and outstanding shares of EHI common stock will remain issued and outstanding. Stockholders of EHI will be stockholders in a larger fund.

Q.	Why is the Merger being recommended?

A.    The Board believes that the Merger is in the best interests of both GDF stockholders and EHI stockholders. GDF and EHI have identical primary investment objectives and similar policies and strategies, which will allow GDF stockholders to continue to have exposure to emerging market and high yield securities. Moreover, the combined Fund will likely benefit from economies of scale, as one set of fixed expenses would be spread over a larger asset base, as well as from enhanced market liquidity and additional opportunities for diversification. Furthermore, the Merger will result in more streamlined high yield product offering, allowing for more focused marketing and stockholder servicing efforts.

At a meeting held on November 11 and 12, 2015, the Board of Directors of each Fund, including all of the Directors who are not “interested persons” of the Funds under the Investment Company Act of 1940, as amended (the “Independent Directors”), unanimously approved an Agreement and Plan of Merger with respect to both Funds.

Q.	Are EHI’s investment objectives and policies similar to those of GDF?

A.    GDF and EHI have identical primary investment objectives, different secondary investment objectives and substantially similar policies and strategies.

GDF seeks to maintain a high level of current income. Capital appreciation is a secondary objective. EHI’s primary investment objective is high current income and EHI’s secondary investment objective is total return.

Under normal market conditions, GDF will invest at least 33% of its total assets in high yield U.S. corporate debt securities. GDF also will be able to invest up to 33% of its total assets in a broad range of other U.S. and non-U.S. fixed income securities, both investment grade and high yield securities, including but not limited to corporate bonds, loans, mortgage- and asset-backed securities, preferred stock and sovereign debt, derivative instruments of the foregoing securities and dollar rolls. In addition, under normal market conditions, GDF will invest at least 33% of its total assets in securities of issuers that are, or are incorporated in or generate the majority of their revenue in, emerging market countries. GDF may invest up to 50% of its total assets in non-U.S. dollar denominated securities.

Under normal market conditions, EHI will invest (i) at least 10% of its total assets in below investment grade (high yield) fixed income (debt) securities issued by corporate issuers and (ii) at least 10% and up to 80% of its assets in emerging market fixed income securities or investment grade fixed income securities. The Fund has broad discretion to allocate its assets among the following segments of the global market for below investment and investment grade fixed income securities: corporate bonds, loans, preferred stock, mortgage and asset-backed securities and sovereign debt, and derivatives instruments of the foregoing securities.

The current investment objectives and policies of EHI will continue unchanged if the Merger occurs.

It is currently anticipated that minimal, if any, portfolio turnover will occur as a result of the Merger. Additionally, GDF utilizes Western Management Company Ltd. (“Western Japan”) for investment in Japan, while EHI does not utilize Western Japan as a subadviser. Because GDF does not have any investments in Japan, nor are any investments in Japan currently being contemplated, it is not anticipated that any changes to EHI’s portfolio will be made as a result of the non-utilization of Western Japan.

Please see “Comparison of Investment Objectives, Strategies, and Principal Risks of Investing in the Funds” in the Proxy Statement/Prospectus for a more complete comparison of the Funds’ investment objectives, policies and a summary of the principal risks of investing in the Funds.

Q.	How will the Merger affect fees and expenses?

A.    Legg Mason Partners Fund Adviser, LLC (“LMPFA”) provides administrative and certain oversight services to GDF. GDF pays an investment management fee, calculated daily and paid monthly, at an annual rate of 1.05% of GDF’s average weekly net assets. Similarly, EHI currently pays LMPFA, which is also EHI’s investment manager, an investment management fee, calculated daily and paid monthly, at an annual rate of 0.85% of average daily net assets plus the proceeds of any outstanding borrowings (“managed assets”), along with a voluntary investment management fee waiver of 0.05%, which reduced the annual rate of that fee to 0.80% of the average daily managed assets. GDF also pays 0.52% in other expenses based on its average daily net assets, whereas EHI only pays 0.38% in other expenses based on its average daily net assets. It is anticipated that GDF’s total expense ratio will decline by 0.07% and EHI’s will remain the same as a result of the Merger.

Q.	Will I have to pay any taxes as a result of the Merger?

A.    The Merger is intended to qualify as a tax-free reorganization within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended. Assuming the Merger qualifies for such treatment, you generally will not recognize a gain or loss for federal income tax purposes as a result of the Merger. GDF stockholders may, however, recognize gain or loss with respect to any cash those stockholders receive pursuant to the Merger in lieu of fractional shares. As a condition to the closing of the Merger, GDF and EHI will each receive an opinion of counsel to the effect that the Merger will qualify for such treatment. Opinions of counsel are not binding on the Internal Revenue Service or the courts. You should talk to your tax advisor about any state, local and other tax consequences of the Merger. See “Proposal 1—Information About the Proposed Merger—Federal Income Tax Consequences.”

Q.	Who will pay for the Merger?

A.    The costs of Merger, including the costs of preparing, printing, assembling and mailing material in connection with this solicitation of proxies are estimated to be approximately $467,400. LMPFA will bear half the costs of the Merger, with the remaining costs shared equally by the Funds.

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Q.	How does the Board of each Fund recommend that I vote on the Merger?

A.    After careful consideration, GDF’s Board of Directors, including all of the Independent Directors, and EHI’s Board of Directors, including all of the Independent Directors, unanimously recommend that you vote FOR the Merger.

Q.	What will happen if the Merger is not approved?

A.    If the Merger is not approved, GDF and EHI will continue as separate investment companies, and each Board will consider such alternatives as it determines to be in the best interests of such Fund’s stockholders, including reproposing the Merger.

Q.	When is the Merger expected to happen?

A.    If each Fund’s stockholders approve the Merger, the Merger is expected to occur on or about June 3, 2016.

Q.	Will my vote make a difference?

A.    Your vote is very important and can make a difference in the governance of each Fund, no matter how many shares you own. Your vote can help ensure that the proposal recommended by the Board of Directors of each Fund can be implemented. We encourage all stockholders to participate in the governance of each Fund.

Q.	Whom do I call if I have questions?

A.    If you need more information, or have any questions about voting, please call Georgeson Inc., the proxy solicitor, at 888-565-5190.

Q.	How do I vote my shares?

A.    You can provide voting instructions by telephone by calling the toll-free number on the enclosed proxy card or electronically by going to the Internet address provided on the proxy card and following the instructions, using your proxy card as a guide. Alternatively, you can vote your shares by signing and dating the enclosed proxy card and mailing it in the enclosed postage-paid envelope.

You may also attend the Meeting and vote in person. However, even if you intend to attend the Meeting, we encourage you to provide voting instructions by one of the methods described above.

It is important that you vote promptly.

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WESTERN ASSET GLOBAL PARTNERS INCOME FUND INC.

WESTERN ASSET GLOBAL HIGH INCOME FUND INC. 620 Eighth Avenue New York, New York 10018

NOTICE OF A JOINT SPECIAL MEETING OF STOCKHOLDERS

                , 2016

To the Stockholders:

A Joint Special Meeting of Stockholders (the “Meeting”) of Western Asset Global Partners Income Fund Inc. (“GDF”) and Western Asset Global High Income Fund Inc. (“EHI,” and together with GDF, the “Funds”) will be held at 620 Eighth Avenue, 49th Floor, New York, New York, on Wednesday, May 18, 2016 at 10:00 a.m., Eastern Time, to consider and vote on a proposal to approve the merger of GDF with and into EHI in accordance with the Maryland General Corporation Law (the “Merger”).

The Board of each Fund recommends that you vote “FOR” the Merger upon which you are being asked to vote.

Stockholders of record at the close of business on February 1, 2016 are entitled to vote at the Meeting and at any adjournments or postponements thereof.

By order of the Board of Directors,

Robert I. Frenkel

Secretary

Western Asset Global Partners Income Fund Inc.

Western Asset Global High Income Fund Inc.

            , 2016

INSTRUCTIONS FOR SIGNING PROXY CARDS

The following general rules for signing proxy cards may be of assistance to you and avoid the time and expense to GDF and EHI involved in validating your vote if you fail to sign your proxy card properly.

1. Individual Accounts: Sign your name exactly as it appears in the registration on the proxy card.

2. Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to a name shown in the registration.

3. All Other Accounts: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration. For example:

Registration	Valid Signature
Corporate Accounts

(1) ABC Corp.	ABC Corp. (by John Doe, Treasurer)

(2) ABC Corp.	John Doe, Treasurer

(3) ABC Corp., c/o John Doe, Treasurer	John Doe

(4) ABC Corp. Profit Sharing Plan	John Doe, Trustee

Trust Accounts

(1) ABC Trust	Jane B. Doe, Trustee

(2) Jane B. Doe, Trustee, u/t/d 12/28/78	Jane B. Doe

Custodial or Estate Accounts

(1) John B. Smith, Cust., f/b/o John B. Smith, Jr. UGMA	John B. Smith

(2) John B. Smith	John B. Smith, Jr., Executor

2

The information contained in this Proxy Statement/Prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This Proxy Statement/Prospectus is not an offer to sell these securities, and it is not soliciting an offer to buy these securities in any jurisdiction where the offer or sale is not permitted.

SUBJECT TO COMPLETION, DATED FEBRUARY 23, 2016

PROXY STATEMENT/PROSPECTUS

            , 2016

PROXY STATEMENT FOR:

WESTERN ASSET GLOBAL PARTNERS INCOME FUND INC.

WESTERN ASSET GLOBAL HIGH INCOME FUND INC.

620 Eighth Avenue

New York, New York 10018

888-777-0102

PROSPECTUS FOR:

WESTERN ASSET GLOBAL HIGH INCOME FUND INC.

620 Eighth Avenue

New York, New York 10018

888-777-0102

This combined Proxy Statement and Prospectus (the “Proxy Statement/Prospectus”) is being furnished in connection with the solicitation of proxies by the Board of Directors (the “Board”) of Western Asset Global Partners Income Fund Inc. (“GDF”) and Western Asset Global High Income Fund Inc. (“EHI,” and together with GDF, the “Funds”) for a Joint Special Meeting of Stockholders (the “Meeting”) for each Fund. The Meeting will be held Wednesday, May 18, 2016 at 620 Eighth Avenue, 49th Floor, New York, New York at 10:00 a.m., Eastern Time. At the Meeting, stockholders of GDF and EHI will be asked to consider and act upon a proposal to approve the merger of GDF with and into EHI in accordance with the Maryland General Corporation Law (the “Merger”).

If the Merger is approved, each share of common stock, par value $0.001 per share, of GDF (the “GDF Common Shares”) would convert into an equivalent dollar amount (to the nearest $0.001) of full shares of common stock, par value $0.001 per share, of EHI (the “EHI Common Shares”), based on the net asset value of each Fund on the date preceding the Merger. EHI will not issue fractional EHI Common Shares to holders of GDF Common Shares. In lieu of issuing fractional shares, EHI will pay cash to each former holder of GDF Common Shares in an amount equal to the value of the fractional EHI Common Shares that the investor would otherwise have received in the Merger. Although the EHI Common Shares received in the Merger will have the same total net asset value as the GDF Common Shares held immediately before the Merger (disregarding fractional shares), their stock price on the New York Stock Exchange (“NYSE”) may be greater or less than that of the GDF Common Shares, based on current market prices persisting at the time of the Merger. All EHI Common Shares currently issued and outstanding will remain issued and outstanding following the Merger.

The Board believes that the Merger is in the best interests of both GDF stockholders and EHI stockholders. GDF and EHI have identical primary investment objectives and similar policies and strategies, which will allow GDF stockholders to continue to have exposure to emerging market and high yield securities. Moreover, the combined Fund will likely benefit from economies of scale, as one set of fixed expenses would be spread over a larger asset base, as well as from enhanced market liquidity and additional opportunities for diversification. Furthermore, the Merger will result in more streamlined high yield product offering, allowing for more focused marketing and stockholder servicing efforts.

At a meeting held on November 11 and 12, 2015, the Board of Directors of each Fund, including all of the Directors who are not “interested persons” of the Funds under the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Directors”), unanimously approved an Agreement and Plan of Merger with respect to both Funds.

GDF was incorporated in Maryland on September 3, 1993; EHI was incorporated in Maryland on April 16, 2003. Both GDF and EHI are closed-end, non-diversified management investment companies listed on the NYSE.

GDF seeks to maintain a high level of current income. Capital appreciation is a secondary objective. EHI’s primary investment objective is high current income and EHI’s secondary investment objective is total return. The current investment policies of EHI, which differ from those of GDF, will continue unchanged if the Merger occurs. Please see “Proposal 1—Comparison of Investment Objectives, Strategies, and Principal Risks of Investing in the Funds” in the Proxy Statement/Prospectus for a more complete comparison of the Funds’ investment objectives and policies.

The Merger will be effected pursuant to an Agreement and Plan of Merger, a form of which is attached to this Proxy Statement/Prospectus as Appendix A. The material terms and conditions of the Agreement and Plan of Merger are summarized in this Proxy Statement/Prospectus. See “Proposal 1—Information About the Proposed Merger-The Agreement and Plan of Merger.”

This Proxy Statement/Prospectus serves as a prospectus for EHI Common Shares under the Securities Act of 1933, as amended (the “Securities Act”), in connection with the issuance of EHI Common Shares in the Merger.

Assuming the holders of GDF Common Shares approve the Merger and all other conditions to the consummation of the Merger are satisfied or waived, the Funds will jointly file articles of merger (the “Articles of Merger”) with the State Department of Assessments and Taxation of Maryland (the “SDAT”). The Merger will become effective when the SDAT accepts for record the Articles of Merger or at such later time, which may not exceed 30 days after the Articles of Merger are accepted for record, as specified in the Articles of Merger. The date when the Articles of Merger are accepted for record, or the later date, is referred to in this Proxy Statement/Prospectus as the “Closing Date.” GDF, as soon as practicable after the Closing Date, will withdraw its registration under the 1940 Act.

The Merger is being structured as a tax-free reorganization for federal income tax purposes. See “Proposal 1— Information About the Proposed Merger—Federal Income Tax Consequences.” Stockholders should consult their tax advisors to determine the actual impact of the Merger on them in light of their individual tax circumstances.

You should retain this Proxy Statement/Prospectus for future reference as it sets forth concisely information about GDF and EHI that you should know before voting on the proposed Merger described below.

A Statement of Additional Information (“SAI”) dated             , 2016, which contains additional information about the Merger and the Funds, has been filed with the Securities and Exchange Commission (“SEC”). The SAI, as well as GDF’s Annual Report to Stockholders for the Fiscal Year Ended August 31, 2015, filed with the SEC on October 22, 2015 (accession no. 0001193125-15-350735) and EHI’s Annual Report to Stockholders for the Fiscal Year Ended May 31, 2015, filed with the SEC on July 27, 2015 (accession no. 0001193125-15-263659), and, which highlight certain important information such as investment performance and expense and financial information, are incorporated by reference into this Proxy Statement/Prospectus. In addition, stockholder reports, proxy materials and other information concerning EHI (File No. 811-07994) and GDF (File No. 811-21337) can be inspected at the NYSE. You may receive free of charge a copy of the SAI, or the annual report and semi-annual report for either Fund, by contacting GDF and EHI at 888-777-0102, by writing either Fund at the address listed above or by visiting our website at www.lmcef.com.

In addition, you can copy and review this Proxy Statement/Prospectus and the complete filing on Form N-14 containing the Proxy Statement/Prospectus (File No. 333-             ) and any of the above-referenced documents at the SEC’s Public Reference Room in Washington, DC. You may obtain information about the operation of the Public Reference Room by calling the SEC at 202-551-8090. Reports and other information about each Fund are available on the EDGAR Database on the SEC’s Internet site at www.sec.gov. You may also obtain copies of this information, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Room, 100 F Street, N.E., Washington, DC 20549.

GDF Common Shares are listed on the NYSE under the symbol “GDF,” and EHI Common Shares are listed on the NYSE under the symbol “EHI.” After the Closing Date, EHI Common Shares will continue to be listed on the NYSE under the symbol “EHI.”

The information contained herein concerning GDF and EHI has been provided by, and is included herein in reliance upon, GDF and EHI, respectively.

The Securities and Exchange Commission has not approved or disapproved these securities nor passed upon the accuracy or adequacy of this Proxy Statement/Prospectus. Any representation to the contrary is a criminal offense.

i

ii

PROPOSAL 1—TO APPROVE THE MERGER OF GDF WITH AND INTO EHI IN ACCORDANCE WITH THE MARYLAND GENERAL CORPORATION LAW

Summary

This summary is qualified in its entirety by reference to the additional information contained elsewhere in this Proxy Statement/Prospectus and the Agreement and Plan of Merger, a form of which is attached to this Proxy Statement/Prospectus as Appendix A.

Proposed Merger

The Board believes that the Merger is in the best interests of both GDF stockholders and EHI stockholders. GDF and EHI have identical primary investment objectives and similar policies and strategies, which will allow GDF stockholders to continue to have exposure to emerging market and high yield securities. Moreover, the combined Fund will likely benefit from economies of scale, as one set of fixed expenses would be spread over a larger asset base, as well as from enhanced market liquidity and additional opportunities for diversification. Furthermore, the Merger will result in more streamlined high yield product offering, allowing for more focused marketing and stockholder servicing efforts.

At a meeting held on November 11 and 12, 2015, the Boards of GDF and EHI, including all of the Independent Directors, unanimously approved the Agreement and Plan of Merger with respect to each Fund. As a result of the Merger:

•

each GDF Common Share will convert into an equivalent dollar amount (to the nearest $0.001) of full EHI Common Shares, based on the net asset value per share of each Fund calculated at 4:00 p.m. on the business day preceding the Closing Date;

•

each holder of GDF Common Shares will become a holder of EHI Common Shares and will receive, on the Closing Date, that number of EHI Common Shares having an aggregate net asset value (disregarding fractional shares) equal to the aggregate net asset value of such stockholder’s GDF Common Shares as of the close of business on the business day preceding the Closing Date; and

•

EHI will not issue any fractional Common Shares to GDF stockholders. In lieu thereof, EHI will pay cash to each former holder of GDF Common Shares in an amount equal to the value of the fractional EHI Common Shares that the investor would otherwise have received in the Merger.

If the Merger is not approved, each Fund will continue as a separate investment company, and the Boards of GDF and EHI will consider such alternatives as they determine to be in the best interests of their respective stockholders, including reproposing the Merger.

For the reasons set forth below in “Information About the Proposed Merger-Reasons for the Merger and Board Considerations,” the Boards of GDF and EHI, including all of the Independent Directors, have concluded that the Merger would be in the best interests of each Fund, and that the interests of the holders of GDF Common Shares and EHI Common Shares would not be diluted as a result of the Merger. The Board of each Fund, therefore, is hereby submitting the Merger to the holders of GDF Common Shares and EHI Common shares and recommends that stockholders of GDF and EHI vote “FOR” the Merger.

Because the Merger has been approved by at least 75% of GDF’s “Continuing Directors” (as that term is defined in GDF’s charter), approval of the Merger requires the affirmative vote of the holders of a majority of the outstanding GDF Common Shares. Similarly, because the Merger has been approved by at least 75% of EHI’s “Continuing Directors” (as that term is defined in EHI’s charter), approval of the Merger requires the affirmative vote of the holders of a majority of the outstanding EHI Common Shares. See “Voting Information” below. If stockholders of each Fund approve the Merger, the Closing Date of the Merger is expected to be on or about June 3, 2016.

Prior to completion of the Merger, GDF and EHI will each have received an opinion of Simpson Thacher & Bartlett LLP to the effect that the Merger will qualify as a tax-free reorganization for federal income tax purposes. Accordingly, for federal income tax purposes, (i) no gain or loss will generally be recognized by GDF (except for consequences regularly attributable to a termination of GDF’s taxable year) or (subject to the following sentence) the holders of GDF Common Shares as a result of the Merger, (ii) the aggregate tax basis of the EHI Common Shares (including fractional EHI Common

Shares purchased by EHI) received by the holders of GDF Common Shares will be the same as the aggregate tax basis of the holders’ GDF Common Shares immediately prior to the completion of the Merger and (iii) a holder’s holding period for EHI Common Shares (including that of fractional EHI Common Shares purchased by EHI) will generally be determined by including the period for which such stockholder held GDF Common Shares converted pursuant to the Merger, provided that such shares were held by such stockholder as capital assets. Holders of GDF Common Shares may, however, recognize gain or loss with respect to cash such holders receive pursuant to the Merger in lieu of fractional shares. For more information about the federal income tax consequences of the Merger, see “Information about the Proposed Merger—Federal Income Tax Consequences” below.

Comparison of Investment Objectives, Principal Investment Strategies and Principal Risks

GDF and EHI have identical primary investment objectives, different secondary investment objectives and substantially similar policies and strategies.

GDF seeks to maintain a high level of current income. Capital appreciation is a secondary objective. EHI’s primary investment objective is high current income and EHI’s secondary investment objective is total return.

Under normal market conditions, GDF will invest at least 33% of its total assets in high yield U.S. corporate debt securities. GDF also will be able to invest up to 33% of its total assets in a broad range of other U.S. and non-U.S. fixed income securities, both investment grade and high yield securities, including but not limited to corporate bonds, loans, mortgage- and asset-backed securities, preferred stock and sovereign debt, derivative instruments of the foregoing securities and dollar rolls. In addition, under normal market conditions, GDF will invest at least 33% of its total assets in securities of issuers that are, or are incorporated in or generate the majority of their revenue in, emerging market countries. GDF may invest up to 50% of its total assets in non-U.S. dollar denominated securities.

Under normal market conditions, EHI will invest (i) at least 10% of its total assets in below investment grade (high yield) fixed income (debt) securities issued by corporate issuers and (ii) at least 10% and up to 80% of its assets in emerging market fixed income securities or investment grade fixed income securities.

The current investment objectives and policies of EHI will continue unchanged if the Merger occurs.

It is currently anticipated that minimal, if any, portfolio turnover will occur as a result of the Merger. Additionally, GDF utilizes Western Management Company Ltd. (“Western Japan”) for investment in Japan, while EHI does not utilize Western Japan as a subadviser. Because GDF does not have any investments in Japan, nor are any investments in Japan currently being contemplated, it is not anticipated that any changes to EHI’s portfolio will be made as a result of the non-utilization of Western Japan.

Please see “Comparison of Investment Objectives, Strategies, and Principal Risks of Investing in the Funds” in the Proxy Statement/Prospectus for a more complete comparison of the Funds’ investment objectives, policies and a summary of the principal risks of investing in the Funds.

Neither Fund is intended to be a complete investment program, and there is no assurance that either Fund will achieve its objectives.

Effect on Expen ses

Legg Mason Partners Fund Adviser, LLC (“LMPFA”) provides administrative and certain oversight services to GDF. GDF pays an investment management fee, calculated daily and paid monthly, at an annual rate of 1.05% of GDF’s average weekly net assets. Similarly, EHI currently pays LMPFA, which is also EHI’s investment manager, an investment management fee, calculated daily and paid monthly, at an annual rate of 0.85% average daily net assets plus the proceeds of any outstanding borrowings (“managed assets”), along with a voluntary investment management fee of 0.05%, which reduced the annual rate of that fee to 0.80% of the average daily managed assets. GDF also pays 0.52% in other expenses based on its average daily net assets, whereas EHI only pays 0.38% in other expenses based on its average daily net assets. It is anticipated that GDF’s total expense ratio will decline by 0.07% and EHI’s will remain the same as a result of the Merger.

Legg Mason, Western Asset and Non-U.S. Subadvisers (as defined below), have a financial interest in the Merger because their respective fees under agreements with EHI, which are based on managed assets that take into account the use of leverage, are higher than under the respective agreements with GDF, which are based on net assets and do not account for the use leverage, and increase as the assets of EHI increase, including the use of leverage. EHI’s assets will increase as a result of the Merger (although this increase in assets is expected to be offset by the concomitant loss of GDF’s assets and the related fees).

Fee Table and Expense Example

The table below (1) compares the estimated fees and expenses of each Fund, as of August 31, 2015, and (2) shows the estimated fees and expenses of the combined Fund, on a pro forma basis, as if the Merger occurred on August 31, 2015. The estimates are based on the contracts and agreements in effect as of August 31, 2015 and reflect the operating expense accrual rates on that date, which are based on each Fund’s net assets as of August 31, 2015. Accordingly, the actual fees and expenses of each Fund and the combined Fund as of the Closing Date of the Merger may differ from those reflected in the tables below due to changes in net assets from those at August 31, 2015. No amount of any prior fee waiver or expense reimbursement to EHI or GDF may be recovered by any person.

Changes in net assets may result from market appreciation or depreciation and other factors occurring between December 31, 2015 and the Closing Date of the Merger. As a general matter, changes (positive or negative) in a Fund’s expense ratio resulting from fluctuations in the Fund’s net assets will be borne by the stockholders of that Fund and the combined Fund. For information concerning the net assets of each Fund as of December 31, 2015, please see “Capitalization.”

The estimated expenses of GDF and EHI as of August 31, 2015 and pro forma expenses following the proposed Merger are set forth below. The percentages in the table below are percentages of the Funds’ net assets attributable to Common Shares.

Fee Table

	Pre-Merger
	GDF (Target Fund)	EHI (Acquiring Fund)		Pro Forma Combined Fund
Management Fee	1.05%	1.12	%(1)	1.12%
Other expenses	0.52%	0.38%		0.38%
Total Annual Fund Operating Expenses	1.57%	1.50%		1.50%

(1)	Percentage of net assets attributable to common stock (assumes leverage is used).

Example

The following example helps you compare the costs of investing in each Funds’ Common Shares with the costs of investing in other funds. The example assumes that you invest $1,000 in each Fund’s Common Shares for the periods shown, that your investment has a 5% return each year, that you reinvest all distributions and dividends and that the Funds’ operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
GDF	$16	$50	$86	$188
EHI	$15	$47	$82	$179
Pro Forma Combined Fund	$15	$47	$82	$179

COMPARISON OF INVESTMENT OBJECTIVES, STRATEGIES AND PRINCIPAL RISKS OF INVESTING IN THE FUNDS

The following chart lists the investment objectives, principal investment policies and fundamental investment restrictions of EHI and GDF and describes the principal differences between the Funds’ respective policies. The chart provides EHI and GDF stockholders with a means of comparing the investment objectives, policies and strategies of EHI and GDF.

	Western Asset Global High Income Fund (EHI)	Western Asset Global Partners Income Fund (GDF)	Differences between EHI and GDF
Investment Objective(s)	EHI’s primary investment objective is high current income and EHI’s secondary investment objective is total return.	GDF seeks to maintain a high level of current income. As a secondary objective, GDF will seek capital appreciation.	EHI and GDF have the same primary investment objective: to maintain high current income. EHI’s secondary investment objective is total return, while GDF’s secondary investment objective is capital appreciation.

Principal Investment Policies and Strategies	Under normal market conditions, EHI will invest at least 10% of its assets in below investment grade (“junk”) fixed income securities issued by corporate issuers.	Under normal market conditions, GDF will invest at least 33% of its total assets in high yield U.S. corporate debt securities. GDF also will be able to invest up to 33% of its total assets in a broad range of other U.S. and non-U.S. fixed income securities, both investment grade and high yield securities, including but not limited to corporate bonds, loans, mortgage- and asset-backed securities, preferred stock and sovereign debt, derivative instruments of the foregoing securities and dollar rolls

EHI will invest at least 10% of its assets in high yield corporate debt securities, while GDF invested at least 33% of its assets in high yield U.S. corporate debt securities. GDF was be able to invest up to 33% of its total assets in a broad range of other U.S. and non-U.S. fixed income securities, both investment grade and high yield securities.

Under normal market conditions, EHI will invest at least 10% and up to 80% of its assets in emerging market fixed income securities.

Under normal market conditions, GDF will invest at least 33% of its total assets in securities of issuers that are, or are incorporated in or generate the majority of their revenue in, emerging market countries.

GDF may invest up to 33% of its total assets in a broad range of U.S. and non-U.S. fixed-income securities, both investment grade and high-yield, including, but not limited to, corporate bonds, loans, mortgage- and asset-backed securities, preferred

EHI will invest at least 10% and up to 80% of its assets in emerging market fixed income securities, while GDF will invested at least 33% of its total assets in securities of issuers that are, or are incorporated in or generate the majority of their revenue in, emerging market countries.

GDF may invest up to 33% of its total assets in a broad range of U.S. and non-U.S. fixed income securities.

GDF may invest up to 50% of its total assets in non-U.S.

Western Asset Global High Income Fund (EHI)	Western Asset Global Partners Income Fund (GDF)	Differences between EHI and GDF
	stock and sovereign debt, derivative instruments of the foregoing securities and dollar rolls. GDF may invest up to 50% of its total assets in non-U.S. dollar denominated securities.	dollar denominated securities, while EHI has no specific policy with regard to non-U.S. dollar denominated securities.

Under normal market conditions, EHI will invest at least 10% and up to 80% of its assets in investment grade fixed income securities.

EHI usually will attempt to maintain a portfolio with a weighted average credit quality rated at least B3 by Moody’s or B- by S&P or an equivalent rating from any nationally recognized statistical rating organization.

	GDF has a guideline that, under normal market conditions, no more than 20% of its total assets will be rated, at the time of investment, below “B” by Moody’s or S&P, or will be unrated and of comparable quality.	EHI will invest at least 10% and up to 80% of its assets in investment grade fixed income securities, and usually will attempt to maintain a portfolio with a weighted average credit quality rated at least B3 by Moody’s or B- by S&P or an equivalent rating from any nationally recognized statistical rating organization. GDF follows a guideline that, under normal market conditions, no more than 20% of its total assets will be rated, at the time of investment, below “B” by Moody’s or S&P, or will be unrated and of comparable quality.

For temporary defensive purposes and in order to keep EHI’s cash fully invested, EHI may deviate from its investment objectives and policies and invest some or all of its assets in investments of non-corporate issuers, including high-quality, short-term debt securities. In addition, in anticipation of or in response to adverse market conditions, for cash management purposes, or for defensive purposes, EHI may invest up to 100% of its assets in U.S. government securities, certificates of deposit, repurchase agreements , or short term commercial paper.

As a temporary defensive strategy, EHI may employ alternative strategies, including investment of all of

If adverse conditions prevail in the securities markets which makes GDF’s investment strategy inconsistent with the best interests of GDF’s stockholders, GDF may invest its assets without limit in “Temporary Investments,” which are debt securities denominated in U.S. dollars including: (1) short-term and medium-term obligations issued or guaranteed by governments or supernational entities, (2) short-term commercial obligations rated or issued by companies with similar securities outstanding that are rated Prime-1 or A or better by Moody’s or A-1 or A or better by S&P or, if unrated, of comparable quality; (3) obligations of banks, subject to the restriction that GDF

Both EHI and GDF may deviate from their respective investment strategies under adverse market conditions.

GDF may hold and/or invest up to 35% of its total assets in cash and/or Temporary Investments for cash management purposes pending investment in accordance with the Fund’s investment objectives and policies, to meet operating expenses and to maintain liquidity, while EHI may invest up to 100% of its assets in U.S. government securities, certificates of deposit, repurchase agreements , or short term commercial paper for cash management purposes.

Western Asset Global High Income Fund (EHI)	Western Asset Global Partners Income Fund (GDF)	Differences between EHI and GDF
the Fund’s assets in securities rated investment grade by any nationally recognized statistical rating organization, or in unrated securities of comparable quality.

may not invest more than 25% of its total assets in bank securities; and (4) repurchase agreements with respect to securities in which GDF may invest.

GDF may hold and/or invest up to 35% of its total assets in cash and/or Temporary Investments for cash management purposes pending investment in accordance with the Fund’s investment objectives and policies, to meet operating expenses and to maintain liquidity.

EHI may invest up to 20% of its assets in all types of equity securities, including common stocks traded on an exchange or in the over the counter market, preferred stocks, warrants, rights, convertible securities, depositary receipts, trust certificates, limited partnership interests, shares of other investment companies and REITs.	GDF may invest up to 10% of its assets in common stock, convertible securities, warrants, preferred stock or other equity securities of U.S. and non-U.S. issuers when consistent with GDF’s objectives.	EHI may invest up to 20% of its assets in equity securities, while GDF may invest up to 10% of its assets in equity securities.

EHI has no specific policy with regard to turnover.	Although GDF’s Advisory Agreement contains no restrictions on portfolio turnover, it is not GDF’s policy to engage in transactions with the objective of seeking profits from short-term trading.	EHI and GDF have no specific policies with regard to turnover.

EHI may invest up to 15% of its assets in illiquid securities.	GDF may invest up to 20% of its total assets in illiquid securities.	GDF may invest up to 20% of its total assets in illiquid securities while EHI may invest up to 15% of its assets in illiquid securities.

EHI may invest up to 10% of its total assets in any combination of publicly or privately traded mortgage REITs and hybrid REITs.	GDF has no specific policy with regard to investments in REITs.	EHI may invest up to 10% of its total assets in REITs while GDF has no specific policy with regard to investments in REITs.

Western Asset Global High Income Fund (EHI)	Western Asset Global Partners Income Fund (GDF)	Differences between EHI and GDF
EHI may invest in zero coupon securities, pay-in-kind bonds and deferred payment securities.	GDF may invest up to 15% of its total assets in zero coupon securities and pay-in-kind bonds.	EHI has no limitation on the percentage of its assets that may be invested in zero coupon securities and pay-in-kind bonds. GDF may invest up to 15% of its assets in zero coupon securities and pay-in-kind bonds.

EHI may invest in certain bank obligations, including certificates of deposit, bankers’ acceptances, and fixed time deposits.	GDF may not invest more than 25% of its total assets in bank securities.	EHI has no specific restriction on percentage of assets that may be invested in bank securities while GDF limits investment in bank securities to 25% of its assets.

EHI may invest in collateralized debt obligations, collateralized bond obligations and collateralized loan obligations.	GDF may invest in collateralized debt obligations, collateralized bond obligations and collateralized loan obligations.	No difference.

EHI places the following restrictions on investments of assets in other investment companies: (i) EHI may not purchase more than 3% of the total outstanding voting stock of another investment company; (ii) EHI may not invest more than 5% of its total assets in securities issued by another investment company; and (iii) EHI may not invest more than 10% of its total assets in securities issued by other investment companies. These limitations do not apply to the purchase of shares of any investment company (i) in connection with a merger, consolidation, reorganization or acquisition of substantially all the assets of another investment company or (ii) pursuant to any exemption granted under the 1940 Act.	Not more than 5% of GDF’s total assets may be invested in the securities of any one investment company and not more than 10% of its total assets may be invested in the securities of other investment companies.	Substantively similar.

Western Asset Global High Income Fund (EHI)	Western Asset Global Partners Income Fund (GDF)	Differences between EHI and GDF
EHI may not purchase or sell commodities or commodities contracts or oil, gas or mineral programs, but may purchase, sell, or enter into futures contracts, options on futures contracts, forward contracts, or interest rate, securities-related or other hedging instruments, including swap agreements and other derivative instruments.	GDF may make use of derivatives involving futures contracts and options on futures contracts for purposes other than hedging if, immediately after purchase, sale, or entering into such contract, the sum of the amount of its initial margin and premiums on open contracts and options would not exceed 5% of the liquidation value of the fund’s portfolio, after taking into account unrealized profits and losses on existing contracts, provided further, that, in the case of an option that is in-the-money, the in-the-money amount may be excluded in calculating the 5% limitation. The use of derivatives and short sales is speculative.	Substantively similar, except that GDF may make use of derivatives involving futures contracts and options on futures contracts for purposes other than hedging if certain conditions are met.

Fundamental Investment Restrictions

The following restrictions, along with the Funds’ investment objectives, are each Fund’s only fundamental policies- that is, policies that cannot be changed without the approval of the holders of a “1940 Act Majority” of the Fund’s outstanding voting securities. As used in this Proxy Statement/Prospectus, a “1940 Act Majority” means the lesser of (i) 67% or more of the shares present at a meeting if the holders of more than 50% of the outstanding shares are present in person or represented by proxy or (ii) more than 50% of the outstanding shares.

With respect to each Fund, the other policies and investment restrictions referred to in this Proxy Statement/Prospectus are not fundamental policies of the Fund and may be changed by the Fund’s Board without stockholder approval. If a percentage restriction set forth below is adhered to at the time a transaction is effected, later changes in percentage resulting from any cause other than actions by the Fund will not be considered a violation.

	Western Asset Global High Income Fund (EHI)	Western Asset Global Partners Income Fund (GDF)	Differences between EHI and GDF

Fundamental Investment Restrictions	EHI may not concentrate its investments in a particular industry or group of industries, as that term is used in the 1940 Act.	GDF may not purchase any securities which would cause more than 25% of its total assets at the time of such purchase to be invested in securities of one or more issuers conducting their principal business activities in the same industry, provided that there is no limitation with respect to investment in obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities or repurchase agreements collateralized by any of such obligations.	Substantively similar.

Western Asset Global High Income Fund (EHI)	Western Asset Global Partners Income Fund (GDF)	Differences between EHI and GDF
EHI may not borrow money or issue any senior security, except to the extent permitted under the 1940 Act.	GDF may not issue senior securities or borrow money, except for (a) preferred stock and other senior securities not in excess of 33-1/3% of its total assets, and (b) borrowings up to 5% of its total assets for temporary or emergency purposes (including for clearance of transactions, repurchase of its shares or payment of dividends), without regard to the amount of senior securities outstanding under clause (a) above.	Substantively similar.

EHI may not make loans, except to the extent permitted under the Investment Company Act of 1940.	GDF may not make loans, except that GDF may (a) purchase and hold debt instruments (including commercial paper notes, bonds, debentures or other secured or unsecured obligations and certificates of deposit, bankers’ acceptances and fixed time deposits) in accordance with its investment objectives and policies; (b) invest in or purchase loans through Participations and Assignments; (c) enter into repurchase agreements with respect to portfolio securities; and (d) make loans of portfolio securities.	Substantively similar.

EHI may not act as an underwriter of securities of other issuers, except to the extent that in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under the federal securities laws.	GDF may not underwrite the securities of other issuers, except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter.	Substantively similar.

EHI may not purchase or sell real estate, although it may purchase securities secured by real estate or interests therein, or securities issued by companies which invest in real estate, or interests therein.	GDF may not purchase real estate, real estate mortgage loans or real estate limited partnership interests (other than securities secured by real estate or interests therein or securities issued by companies that invest in real estate or interests therein)	Substantively similar.

Western Asset Global High Income Fund (EHI)	Western Asset Global Partners Income Fund (GDF)	Differences between EHI and GDF
EHI has no fundamental restriction on making short sales.	GDF may not make short sales of securities or purchase securities on margin (except for delayed delivery or when-issued transactions, such short-term credits as are necessary for the clearance of transactions, and margin deposits in connection with transactions in futures contracts, options on futures contracts and options on securities and securities indices.)	GDF may not make short sales or purchase securities on margin, while EHI has no fundamental restriction on making short sales.

EHI may not invest for the purpose of exercising control over management of any company.	GDF may not invest for the purpose of exercising control over management of any company.	No difference.

Risk Factors

There is no assurance that EHI or GDF will meet its investment objectives. You may lose money on your investment in either Fund. The value of each Fund’s shares may go up or down, sometimes rapidly and unpredictably. Market conditions, financial conditions of issuers represented in each Fund’s portfolio, investment strategies, portfolio management, and other factors affect the volatility of each Fund’s shares. An investment in EHI is not insured or guaranteed by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

The following section includes a summary of the principal risks of investing in EHI. Except as described below, your investment in GDF is subject to the same risks.

Investment and Market Risk. An investment in EHI is subject to investment risk, including the possible loss of the entire amount that you invest. Your investment in EHI Common Shares represents an indirect investment in the fixed income securities and other investments owned by EHI, most of which could be purchased directly. The value of EHI’s portfolio securities may move up or down, sometimes rapidly and unpredictably. If the current global economic downturn continues or deteriorates further, the ability of issuers to service their obligations could be materially and adversely affected. At any point in time, your EHI Common Shares may be worth less than your original investment, even after taking into account the reinvestment of Fund dividends and distributions.

Fixed Income Securities Risk. In addition to the risks described elsewhere in this section with respect to valuations and liquidity, fixed income securities, including high-yield securities, are also subject to certain risks, including:

•

Issuer Risk. The value of fixed income securities may decline for a number of reasons that directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods and services.

•

Interest Rate Risk. The market price of EHI’s investments will change in response to changes in interest rates and other factors. During periods of declining interest rates, the market price of fixed income securities generally rises. Conversely, during periods of rising interest rates, the market price of such securities generally declines. The magnitude of these fluctuations in the market price of fixed income securities is generally greater for securities with longer maturities. Fluctuations in the market price of EHI’s securities will not affect interest income derived from securities already owned by EHI, but will be reflected in EHI’s net asset value. EHI may utilize certain strategies, including investments in structured notes or interest rate swap or cap transactions, for the purpose of reducing the interest rate sensitivity of the portfolio and decreasing EHI’s exposure to interest rate risk, although there is no assurance that it will do so or that such strategies will be successful.

•

Prepayment Risk. During periods of declining interest rates, the issuer of a security may exercise its option to prepay principal earlier than scheduled, forcing EHI to reinvest the proceeds from such prepayment in lower yielding securities, which may result in a decline in EHI’s income and distributions to stockholders. This is known as prepayment or “call” risk. Debt securities frequently have call features that allow the issuer to redeem the security at dates prior to its stated maturity at a specified price (typically greater than par) only if certain prescribed conditions are met. An issuer may choose to redeem a debt security if, for example, the issuer can refinance the debt at a lower cost due to declining interest rates or an improvement in the credit standing of the issuer.

•

Reinvestment Risk. Reinvestment risk is the risk that income from EHI’s portfolio will decline if and when EHI invests the proceeds from matured, traded or called fixed income securities at market interest rates that are below the portfolio’s current earnings rate. A decline in income could affect EHI’s Common Stock price or its overall return.

•

Credit Risk. Credit risk is the risk that one or more fixed income securities in EHI’s portfolio will decline in price or fail to pay interest or principal when due because the issuer of the security experiences a decline in its financial status. If the recent adverse conditions in the credit markets continue to adversely affect the broader global economy, the credit quality of issuers of fixed income securities in which EHI may invest would be more likely to decline, all other things being equal. Changes by an NRSRO in its rating of securities and in the ability of an issuer to make scheduled payments may also affect the value of EHI’s investments. Since EHI invests in below investment grade securities, it will be exposed to a greater amount of credit risk than a fund which invests solely in investment grade securities. The prices of lower grade securities generally are more sensitive to negative developments, such as a decline in the issuer’s revenues or a general economic downturn, than are the prices of higher grade securities. High-yield fixed income securities are predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal when due and therefore involve a greater risk of default.

Below Investment Grade (High-Yield or Junk Bond) Securities Risk. EHI may invest in high-yield debt securities. Debt securities rated below investment grade are commonly referred to as “high-yield” securities or “junk bonds” and are regarded as having predominantly speculative characteristics with respect to the issuer’s capacity to pay interest and repay principal in accordance with the terms of the obligations and involve major risk exposure to adverse conditions. Debt securities rated C or lower by Moody’s, CCC or lower by S&P or CC or lower by Fitch or comparably rated by another nationally recognized statistical rating organization (“NRSRO”) or, if unrated, determined by Western Asset to be of comparable quality are considered to have extremely poor prospects of ever attaining any real investment standing, to have a current identifiable vulnerability to default, to be unlikely to have the capacity to pay interest and repay principal when due in the event of adverse business, financial or economic conditions and/or to be in default or not current in the payment of interest or principal. Ratings may not accurately reflect the actual credit risk associated with a corporate security.

Debt securities rated below investment grade generally offer a higher current yield than that available from higher grade issues, but typically involve greater risk. These securities are especially sensitive to adverse changes in general economic conditions, to changes in the financial condition of their issuers and to price fluctuation in response to changes in interest rates. During periods of economic downturn or rising interest rates, issuers of below investment grade instruments may experience financial stress that could adversely affect their ability to make payments of principal and interest and increase the possibility of default. The secondary market for high-yield securities may not be as liquid as the secondary market for more highly rated securities, a factor which may have an adverse effect on EHI’s ability to dispose of a particular security. There are fewer dealers in the market for high-yield securities than for investment grade obligations. The prices quoted by different dealers may vary significantly, and the spread between the bid and asked price is generally much larger for high-yield securities than for higher quality instruments. Under continuing adverse market or economic conditions, the secondary market for high-yield securities could contract further, independent of any specific adverse changes in the condition of a particular issuer, and these securities may become illiquid. In addition, adverse publicity and investor perceptions, whether or not based on fundamental analysis, may also decrease the values and liquidity of below investment grade securities, especially in a market characterized by a low volume of trading.

Default, or the market’s perception that an issuer is likely to default, could reduce the value and liquidity of securities held by EHI, thereby reducing the value of your investment in EHI’s Common Shares. In addition, default may cause EHI to incur expenses in seeking recovery of principal or interest on its portfolio holdings. In any reorganization or liquidation proceeding relating to a portfolio company, EHI may lose its entire investment or may be required to accept cash or securities with a value less than its original investment. Among the risks inherent in investments in a troubled entity is the fact that it frequently may be difficult to obtain information as to the true financial condition of such issuer. Western Asset’s judgment about the credit quality of an issuer and the relative value of its securities may prove to be wrong. Investments in below investment grade securities may present special tax issues for EHI to the extent that the issuers of these securities default on their obligations pertaining thereto, and the U.S. federal income tax consequences to EHI as a holder of such distressed securities may not be clear.

Foreign Securities and Emerging Markets Risk. A fund that invests in foreign (non-U.S.) securities may experience more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies. The securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. Investments in foreign securities (including those denominated in U.S. dollars) are subject to economic and political developments in the countries and regions where the issuers operate or are domiciled, or where the securities are traded, such as changes in economic or monetary policies. Values may also be affected by restrictions on receiving the investment proceeds from a foreign country. Less information may be publicly available about foreign companies than about U.S. companies. Foreign companies are generally not subject to the same accounting, auditing and financial reporting standards as are U.S. companies. In addition, EHI’s investments in foreign securities may be subject to the risk of nationalization or expropriation of assets, imposition of currency exchange controls or restrictions on the repatriation of foreign currency, confiscatory taxation, political or financial instability and adverse diplomatic developments. In addition, there may be difficulty in obtaining or enforcing a court judgment abroad. Dividends or interest on, or proceeds from the sale of, foreign securities may be subject to non-U.S. withholding taxes, and special U.S. tax considerations may apply.

The risks of foreign investment are greater for investments in emerging markets. EHI considers a country to be an emerging market country if, at the time of investment, it is (i) represented in the J.P. Morgan Emerging Market Bond Index Global or the J.P. Morgan Corporate Emerging Market Bond Index Broad or (ii) categorized by the World Bank in its annual categorization as middle- or low-income. Emerging market countries typically have economic and political systems that are less fully developed, and that can be expected to be less stable, than those of more advanced countries. Low trading volumes may result in a lack of liquidity and in price volatility. Emerging market countries may have policies that restrict investment by foreigners, that require governmental approval prior to investments by foreign persons, or that prevent foreign investors from withdrawing their money at will. An investment in emerging market securities should be considered speculative.

Non-U.S. Government, or Sovereign, Debt Securities Risk. EHI invests in non-U.S. government, or sovereign, debt securities. The ability of a government issuer, especially in an emerging market country, to make timely and complete payments on its debt obligations will be strongly influenced by the government issuer’s balance of payments, including export performance, its access to international credits and investments, fluctuations of interest rates and the extent of its foreign reserves. A country whose exports are concentrated in a few commodities or whose economy depends on certain strategic imports could be vulnerable to fluctuations in international prices of these commodities or imports. To the extent that a country receives payment for its exports in currencies other than U.S. dollars, its ability to make debt payments denominated in U.S. dollars could be adversely affected. If a government issuer cannot generate sufficient earnings from foreign trade to service its external debt, it may need to depend on continuing loans and aid from foreign governments, commercial banks, and multinational organizations. There are no bankruptcy proceedings similar to those in the United States by which defaulted non-U.S. government debt may be collected. Additional factors that may influence a government issuer’s ability or willingness to service debt include, but are not limited to, a country’s cash flow situation, the availability of sufficient foreign exchange on the date a payment is due, the relative size of its debt service burden to the economy as a whole, and the issuer’s policy towards the International Monetary Fund, the International Bank for Reconstruction and Development and other international agencies to which a government debtor may be subject.

Since 2010, the risks of investing in foreign sovereign debt have increased dramatically as a result of the ongoing European debt crisis which began in Greece and has begun to spread throughout various other European countries. These debt crises and the ongoing efforts of governments around the world to address these debt crises have also resulted in increased volatility and uncertainty in the United States and the global economy and securities markets, and it is impossible to predict the effects of these or similar events in the future on the United States and the global economy and securities markets or on EHI’s investments, though it is possible that these or similar events could have a significant adverse impact on the value and risk profile of EHI. Moreover, as the European debt crisis has progressed, the possibility of one or more Eurozone countries exiting the European monetary union, or even the collapse of the Euro as a common currency, has arisen.

The effects of the collapse of the Euro, or of the exit of one or more countries from the European monetary union, on the United States and the global economy and securities markets are impossible to predict and any such events could have a significant adverse impact on the value and risk profile of EHI. See “—Risk Factors—Currency Risk.”

Currency Risk. If EHI invests directly in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, foreign (non-U.S.) currencies, or in derivatives that provide exposure to foreign (non-U.S.) currencies, it will be subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions intended to protect EHI from decline in the value of foreign (non-U.S.) currencies, that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. The currencies of emerging market countries may experience significant declines against the U.S. dollar, and devaluation may occur subsequent to investments in these currencies by EHI. As a result, EHI’s investments in foreign currency denominated securities may reduce the returns of EHI. EHI will compute, and expects to distribute, its income in U.S. dollars, and the computation of income is made on the date that the income is earned by EHI at the foreign exchange rate in effect on that date. If the value of the foreign currencies in which EHI receives its income falls relative to the U.S. dollar between the earning of the income and the time at which EHI converts the foreign currencies to U.S. dollars, EHI may be required to liquidate securities in order to make distributions if EHI has insufficient cash in U.S. dollars to meet distribution requirements. See “Dividends and Distributions—Distributions” and “EHI Dividend Reinvestment Plan.” The liquidation of investments, if required, may have an adverse impact on EHI’s performance.

EHI may, from time to time, seek to protect the value of some portion or all of its portfolio holdings against currency risks by engaging in currency hedging transactions. In addition, there may be instances in which EHI’s portfolio contains synthetic exposure to a particular currency even though EHI does not own any bonds denominated in such a currency. Such transactions may include entering into forward currency exchange contracts, currency futures contracts and options on such futures contracts, the use of other derivatives, as well as purchasing put or call options on currencies, in U.S. or foreign markets. Currency hedging involves special risks, including possible default by the other party to the transaction, illiquidity and, to the extent Western Asset’s view as to certain market movements is incorrect, the risk that the use of hedging could result in losses greater than if they had not been used. In addition, in certain countries in which EHI may invest, currency hedging opportunities may not be available. See “—Risk Factors—Derivatives Risk.”

In addition, realizations and drawdowns in EHI’s currency exposure may add to volatility to EHI’s distributable income. If EHI’s currency exposure results in a negative return to EHI, it may result in EHI making distributions, some or all of which consist of a return of capital.

Liquidity Risk. EHI may invest in illiquid securities. Illiquid securities are securities that cannot be disposed of within seven days in the ordinary course of business at approximately the value at which EHI has valued the securities. Liquidity risk exists when particular investments are difficult to sell. Securities may become illiquid after purchase by EHI, particularly during periods of market turmoil. When EHI holds illiquid investments, the portfolio may be harder to value, especially in changing markets, and if EHI is forced to sell these investments in order to segregate assets or for other cash needs, EHI may suffer a loss.

Common Stock Risk. EHI may invest up to 20% of its assets in all types of equity securities. An adverse event, such as an unfavorable earnings report, may depress the value of a particular common stock held by the Fund. In addition, the prices of common stocks are sensitive to general movements in the stock market, and a drop in the stock market may depress the prices of common stocks to which the Fund has exposure. Common stock prices fluctuate for several reasons including changes in investors’ perceptions of the financial condition of an issuer or the general condition of the relevant stock market, or when political or economic events affecting an issuer occur. In addition, common stock prices may be particularly sensitive to rising interest rates, as the cost of capital rises and borrowing costs increase. The value of the common stocks in which the Fund may invest will be affected by changes in the stock markets generally, which may be the result of domestic or international political or economic news, changes in interest rates or changing investor sentiment. At times, stock markets can be volatile and stock prices can change substantially. The common stocks of smaller companies are more sensitive to these changes than those of larger companies. Common stock risk will affect the Fund’s net asset value per share, which will fluctuate as the value of the securities held by the Fund change.

Preferred Stock Risk. EHI may invest up to 20% of its assets in all types of equity securities. Generally, EHI has a greater flexibility to invest in equity securities. Preferred stocks are unique securities that combine some of the characteristics of both common stocks and bonds. Preferred stocks generally pay a fixed rate of return and are sold on the basis of current yield, like bonds. However, because they are equity securities, preferred stock provides equity ownership of a company, and the income is paid in the form of dividends. Preferred stocks typically have a yield advantage over common stocks as well as comparably-rated fixed income investments. Preferred stocks are typically subordinated to bonds and other debt instruments in a company’s capital structure, in terms of priority to corporate income, and therefore will be subject to greater credit risk than those debt instruments. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Preferred stocks also may be subject to optional or mandatory redemption provisions.

Convertible Securities Risk. EHI may invest up to 20% of its assets in all types of equity. A convertible security is a bond, debenture, note, preferred stock or other security that may be converted into or exchanged for a prescribed amount of common stock or other equity security of the same or a different issuer within a particular period of time at a specified price or formula. Before conversion, convertible securities have characteristics similar to nonconvertible income securities in that they ordinarily provide a stable stream of income with generally higher yields than those of common stocks of the same or similar issuers, but lower yields than comparable nonconvertible securities. Similar to traditional fixed income securities, the market values of convertible securities tend to decline as interest rates increase and, conversely, to increase as interest rates decline. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the convertible security tends to reflect the market price of the underlying common stock. As the market price of the underlying common stock declines, the convertible security tends to trade increasingly on a yield basis and thus may not decline in price to the same extent as the underlying common stock. The credit standing of the issuer and other factors also may have an effect on the convertible security’s investment value. Convertible securities rank senior to common stock in a corporation’s capital structure but are usually subordinated to comparable nonconvertible securities. Convertible securities may be subject to redemption at the option of the issuer at a price established in the convertible security’s governing instrument.

Risks of Warrants and Rights. Warrants and rights are subject to the same market risks as stocks, but may be more volatile in price. Warrants and rights do not carry the right to dividends or voting rights with respect to their underlying securities, and they do not represent any rights in the assets of the issuer. An investment in warrants or rights may be considered speculative. In addition, the value of a warrant or right does not necessarily change with the value of the underlying security and a warrant or right ceases to have value if it is not exercised prior to its expiration date. The purchase of warrants or rights involves the risk that the Fund could lose the purchase value of a warrant or right if the right to subscribe to additional shares is not exercised prior to the warrants’ or rights’ expiration. Also, the purchase of warrants and rights involves the risk that the effective price paid for the warrant or right added to the subscription price of the related security may exceed the value of the subscribed security’s market price such as when there is no movement in the price of the underlying security.

REITs Risk. Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. An equity or hybrid REIT may be affected by changes in the value of the underlying properties owned by the REIT. A mortgage or hybrid REIT may be affected by changes in interest rates and the ability of the issuers of its portfolio mortgages to repay their obligations. Mortgage and hybrid REITs are subject to the risks of accelerated prepayments of mortgage pools or pass-through securities, reliance on short-term financing and more highly leveraged capital structures. REITs are dependent upon the skills of their managers and are not diversified.

REITs are generally dependent upon maintaining cash flows to repay borrowings and to make distributions to stockholders and are subject to the risk of default by lessees and borrowers. REITs whose underlying assets are concentrated in properties used by a particular industry, such as healthcare, are also subject to industry related risks. Certain “special purpose” REITs may invest their assets in specific real estate sectors, such as hotels, nursing homes or warehouses, and are therefore subject to the risks associated with adverse developments in any such sectors.

REITs (especially mortgage REITs) are also subject to interest rate risks. When interest rates decline, the value of a REIT’s investment in fixed rate obligations can be expected to rise, but mortgages are often refinanced, which may reduce the yield on investments in mortgage REITs. Rising interest rates may cause REIT investors to demand a higher annual yield, which may, in turn, cause a decline in the market price of the equity securities issued by a REIT. Rising interest rates also generally increase the costs of obtaining financing, which could cause the value of a REIT’s investment in fixed rate obligations can be expected to decline. If the REIT invests in adjustable rate mortgage loans (the interest rates on which are reset periodically), yields on a REIT’s investments in such loans will gradually align themselves to reflect changes in market interest rates. This causes the value of such investments to fluctuate less dramatically in response to interest rate fluctuations than would investments in fixed rate obligations.

REITs may have limited financial resources, may trade less frequently and in a limited volume and maybe subject to more abrupt or erratic price movements than larger company securities. In addition to these risks, REITs may be affected by changes in the value of the underlying property owned by the trusts or by the quality of any credit they extend. Further, REITs are dependent upon management skills and generally may not be diversified. REITs are also subject to heavy cash flow dependency, defaults by borrowers and self-liquidation.

REITs are subject to management fees and other expenses. Therefore, investments in REITs will cause CRO to bear its proportionate share of the costs of the REITs’ operations. At the same time, CRO will continue to pay its own management fees and expenses with respect to all of its assets, including any portion invested in REITs.

Mortgage-Backed and Asset-Backed Securities Risks. Mortgage-backed securities include, among other things, participation interests in pools of residential mortgage loans purchased from individual lenders by a federal agency or originated and issued by private lenders and involve, among others, the following risks:

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Credit and Market Risks of Mortgage-Backed Securities. Investments by EHI in fixed rate and floating rate mortgage-backed securities will entail credit risks (i.e., the risk of non-payment of interest and principal) and market risks (i.e., the risk that interest rates and other factors could cause the value of the instrument to decline). Many issuers or servicers of mortgage-backed securities may guarantee timely payment of interest and principal on the securities, whether or not payments are made when due on the underlying mortgages. This kind of guarantee generally increases the quality of a security, but does not mean that the security’s market value and yield will not change. The value of all mortgage-backed securities also may change because of changes in the market’s perception of the creditworthiness of the organization that issues or guarantees them. In addition, an unexpectedly high rate of defaults on the mortgages held by a mortgage pool may limit substantially the pool’s ability to make payments of principal or interest to EHI as a holder of such securities, reducing the values of those securities or in some cases rendering them worthless. EHI also may purchase securities that are not guaranteed or subject to any credit support.

Like bond investments, the value of fixed rate mortgage-backed securities will tend to rise when interest rates fall, and fall when rates rise. Floating rate mortgage-backed securities will generally tend to have more moderate changes in price when interest rates rise or fall, but their current yield will be affected.

In addition, the mortgage-backed securities market in general may be adversely affected by changes in governmental legislation or regulation. Factors that could affect the value of a mortgage-backed security include, among other things, the types and amounts of insurance which an individual mortgage or specific mortgage-backed security carries, the default and delinquency rate of the mortgage pool, the amount of time the mortgage loan has been outstanding, the loan-to-value ratio of each mortgage and the amount of overcollateralization or undercollateralization of the mortgage pool.

Ongoing developments in the residential mortgage market may have additional consequences to the market for mortgage-backed securities. Delinquencies and losses generally have been increasing with respect to securitizations involving residential mortgage loans and may continue to increase as a result of the weakening housing market and the seasoning of securitized pools of mortgage loans. Many so-called “sub-prime” mortgage pools are currently distressed and in some cases may be trading at significant discounts to their face value.

Additionally, mortgage lenders recently have adjusted their loan programs and underwriting standards, which has reduced the availability of mortgage credit to prospective mortgagors. This has resulted in reduced availability of financing alternatives for mortgagors seeking to refinance their mortgage loans. The reduced availability of refinancing options for mortgagors has resulted in higher rates of delinquencies, defaults and losses on mortgage loans, particularly in the case of, but not limited to, mortgagors with adjustable rate mortgage loans or interest-only mortgage loans that experience significant increases in their monthly payments following the adjustment date or the end of the interest-only period (see “—Adjustable Rate Mortgages” below for further discussion of adjustable rate mortgage risks). These events, alone or in combination with each other and with deteriorating economic conditions in the general economy, may continue to contribute to higher delinquency and default rates on mortgage loans. The tighter underwriting guidelines for residential mortgage loans, together with lower levels of home sales and reduced refinance activity, also may have contributed to a reduction in the prepayment rate for mortgage loans generally and this trend may continue. The values of mortgage-backed securities may be substantially dependent on the servicing of the underlying mortgage pools, and therefore are subject to risks associated with the negligence or malfeasance by their servicers and to the credit risk of their servicers. In certain circumstances, the mishandling of related documentation also may affect the rights of security holders in and to the underlying collateral.

The United States Government conservatorship of Federal Home Loan Mortgage Corporation (“Freddie Mac”) and the Federal National Mortgage Corporation (“Fannie Mae”) in September 2008 may adversely affect the real estate market and the value of real estate assets generally. It is unclear as of the date of this prospectus what the ultimate resolution of the conservatorship arrangement will be and what impact that resolution will have on the financial markets.

The Federal Housing Finance Agent (“FHFA”), as conservator or receiver of Fannie Mae and Freddie Mac, has the power to repudiate any contract entered into by Fannie Mae or Freddie Mac prior to its appointment if it determines that performance of the contract is burdensome and repudiation of the contract promotes the orderly administration of Fannie Mae’s or Freddie Mac’s affairs. In the event the guaranty obligations of Fannie Mae or Freddie Mac are repudiated, payments of interest to holders of Fannie Mae or Freddie Mac mortgage-backed securities would be reduced if payments on the mortgage loans represented in the mortgage loan groups related to such mortgage-backed securities are not made by the borrowers or advanced by the servicer. Any actual direct compensatory damages for repudiating these guaranty obligations may not be sufficient to offset any shortfalls experienced by such mortgage-backed security holders.

Further, in its capacity as conservator or receiver, FHFA has the right to transfer or sell any asset or liability of Fannie Mae or Freddie Mac without any approval, assignment or consent. If FHFA were to transfer any such guaranty obligation to another party, holders of Fannie Mae or Freddie Mac mortgage-backed securities would have to rely on that party for satisfaction of the guaranty obligation and would be exposed to the credit risk of that party.

Asset-backed securities represent participation in, or are secured by and payable from, assets such as installment sales or loan contracts, leases, credit card receivables, and other categories of receivables. Certain debt instruments may only pay principal at maturity or may only represent the right to receive payments of principal or payments of interest on underlying pools or mortgages, assets, or government securities, but not both. The value of these types of instruments may change more drastically than debt securities that pay both principal and interest. EHI may obtain a below market yield or incur a loss on such instruments during periods of declining interest rates. Principal only and interest only instruments are subject to extension risk. For mortgage derivatives and structured securities that have imbedded leverage features, small changes in interest or prepayment rates may cause large and sudden price movements. Mortgage derivatives can also become illiquid and hard to value in declining markets.

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Prepayment, Extension and Redemption Risks of Mortgage-Backed Securities. Mortgage-backed securities may reflect an interest in monthly payments made by the borrowers who receive the underlying mortgage loans. Although the underlying mortgage loans are for specified periods of time, such as 20 or 30 years, the borrowers can, and historically have, paid them off sooner. When a prepayment happens, a portion of the mortgage-backed security which represents an interest in the underlying mortgage loan will be prepaid. A borrower is more likely to prepay a mortgage which bears a relatively high rate of interest. This means that in times of declining interest rates, a portion of EHI’s higher yielding securities are likely to be redeemed and EHI will probably be unable to replace them with securities having as great a yield. Prepayments can result in lower yields to stockholders. The increased likelihood of prepayment when interest rates decline also limits market price appreciation of mortgage-backed securities. This is known as prepayment risk. Mortgage-backed securities also are subject to extension risk. Extension risk is the possibility that rising interest rates may cause prepayments to occur at a slower than expected rate. This particular risk may effectively change a security which was considered short or intermediate term into a long-term security. The values of long-term securities generally fluctuate more widely in response to changes in interest rates than short or intermediate-term securities. In addition, a mortgage-backed security may be subject to redemption at the option of the issuer. If a mortgage-backed security held by EHI is called for redemption, EHI will be required to permit the issuer to redeem or “pay-off” the security, which could have an adverse effect on EHI’s ability to achieve its investment objective.

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Liquidity Risk of Mortgage-Backed Securities. The liquidity of mortgage-backed securities varies by type of security; at certain times EHI may encounter difficulty in disposing of such investments. Because mortgage-backed securities have the potential to be less liquid than other securities, EHI may be more susceptible to liquidity risks than funds that invest in other securities. In the past, in stressed markets, certain types of mortgage-backed securities suffered periods of illiquidity when disfavored by the market.

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Collateralized Mortgage Obligations. There are certain risks associated specifically with collateralized mortgage obligations (“CMOs”). CMOs are debt obligations collateralized by mortgage loans or mortgage pass-through securities. The average life of CMOs is determined using mathematical models that incorporate prepayment assumptions and other factors that involve estimates of future economic and market conditions. These estimates may vary from actual future results, particularly during periods of extreme market volatility. Further, under certain market conditions, such as those that occurred in 1994, 2007, 2008 and 2009, the average weighted life of certain CMOs may not accurately reflect the price volatility of such securities. For example, in periods of supply and demand imbalances in the market for such securities and/or in periods of sharp interest rate movements, the prices of CMOs may fluctuate to a greater extent than would be expected from interest rate movements alone. CMOs issued by private entities are not obligations issued or guaranteed by the United States Government, its agencies or instrumentalities or by any government agency, although the securities underlying a CMO may be subject to a guarantee. Therefore, if the collateral securing the CMO, as well as any third party credit support or guarantees, is insufficient to make payments when due, the holder could sustain a loss.

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Adjustable Rate Mortgages. Adjustable Rate Mortgages (“ARMs”) contain maximum and minimum rates beyond which the mortgage interest rate may not vary over the lifetime of the security. In addition, many ARMs provide for additional limitations on the maximum amount by which the mortgage interest rate may adjust for any single adjustment period. Alternatively, certain ARMs contain limitations on changes in the required monthly payment. In the event that a monthly payment is not sufficient to pay the interest accruing on an ARM, any excess interest is added to the principal balance of the mortgage loan, which is repaid through future monthly payments. If the monthly payment for such an instrument exceeds the sum of the interest accrued at the applicable mortgage interest rate and the principal payment required at such point to amortize the outstanding principal balance over the remaining term of the loan, the excess is used to reduce the then-outstanding principal balance of the ARM.

In addition, certain ARMs may provide for an initial fixed, below-market or “teaser” interest rate. During this initial fixed-rate period, the payment due from the related mortgagor may be less than that of a traditional loan. However, after the “teaser” rate expires, the monthly payment required to be made by the mortgagor may increase dramatically when the interest rate on the mortgage loan adjusts. This increased burden on the mortgagor may increase the risk of delinquency or default on the mortgage loan and in turn, losses on the mortgage-backed security into which that loan has been bundled.

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Interest and Principal Only Securities Risk. One type of stripped mortgage-backed security pays to one class all of the interest from the mortgage assets (the interest-only, or “IO” class), while the other class will receive all of the principal (the principal-only, or “PO” class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on EHI’s yield to maturity from these securities. If the assets underlying the IO class experience greater than anticipated prepayments of principal, EHI may fail to recoup fully, or at all, its initial investment in these securities. Conversely, PO class securities tend to decline in value if prepayments are slower than anticipated.

Derivatives Risk. The Fund may utilize a variety of derivative instruments for investment or risk management purposes, such as options, futures contracts, swap agreements and credit default swaps. Generally derivatives are financial contracts whose value depends on, or is derived from, the value of an underlying asset, reference rate or index, and may relate to individual debt or equity instruments, interest rates, currencies or currency exchange rates and related indexes. Derivatives are subject to a number of risks, such as liquidity risk, interest rate risk, credit risk and management risk. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation.

Changes in the credit quality of the companies that serve as EHI’s counterparties with respect to its derivative transactions will affect the value of those instruments. By using derivatives that expose EHI to counterparties, EHI assumes the risk that its counterparties could experience financial hardships that could call into question their continued ability to perform their obligations. In addition, in the event of the insolvency of a counterparty to a derivative transaction, the derivative transaction would typically be terminated at its fair market value. If EHI is owed this fair market value in the termination of the derivative transaction and its claim is unsecured, EHI will be treated as a general creditor of such counterparty, and will not have any claim with respect to the underlying security. As a result, concentrations of such derivatives in any one counterparty would subject EHI to an additional degree of risk with respect to defaults by such counterparty. See “—Counterparty Risk”. Derivatives also involve the risk of mispricing or improper valuation and the risk that changes in the value of a derivative may not correlate perfectly with an underlying asset, interest rate or index. Suitable derivative transactions may not be available in all circumstances and there can be no assurance that EHI will engage in these transactions to reduce exposure to other risks when that would be beneficial. If EHI invests in a derivative instrument, it could lose more than the principal amount invested. Changes to the derivatives markets as a result of the Dodd-Frank Wall Street Reform and Consumer Protection Act and other government regulation may have an adverse effect on EHI’s ability to make use of derivative transactions.

Derivative instruments can be illiquid, may disproportionately increase losses and may have a potentially large impact on EHI’s performance.

It is possible that government regulation of various types of derivative instruments, including interest rate swaps, interest rate options, credit linked notes, foreign currency forward contracts, credit default swaps and total return swaps on individual securities and groups or indexes of securities may limit or prevent EHI from using such instruments as part of its investment strategy, which could negatively affect EHI’s performance. For example, the U.S. Government recently enacted legislation that provides for new regulation of certain portions of the derivatives market, including clearing, margin, reporting, recordkeeping, and registration requirements. Although the CFTC has released final rules relating to clearing, reporting, recordkeeping and registration requirements, many of the provisions contained in the Dodd-Frank Act are subject to further final rulemaking. New regulations could, among other things, restrict EHI’s ability to engage in derivatives transactions (for example, by making certain types of derivatives transactions no longer available to EHI) and/or increase the costs of such derivatives transactions (for example, by increasing margin or capital requirements), and EHI may be unable to execute its investment strategy as a result. It is unclear how the regulatory changes will affect counterparty risk.

EHI is operated by persons who have claimed an exclusion, granted to operators of registered investment companies like EHI, from registration as a “commodity pool operator” with respect to EHI under the Commodity Exchange Act (the “CEA”), and who, therefore, are not subject to registration or regulation with respect to EHI under the CEA. As a result, effective December 31, 2012, EHI is limited in its ability to use commodity futures (which include futures on broad-based securities indexes and interest rate futures) or options on commodity futures, engage in swaps transactions or make certain other investments (whether directly or indirectly through investments in other investment vehicles) for purposes other than bona fide hedging. With respect to transactions other than for bona fide hedging purposes, either: (1) the aggregate initial margin and premiums required to establish EHI’s positions in such investments may not exceed 5% of the liquidation value of EHI’s portfolio (after accounting for unrealized profits and unrealized losses on any such investments); or (2) the aggregate net notional value of such instruments, determined at the time the most recent position was established, may not exceed 100% of the liquidation value of EHI’s portfolio (after accounting for unrealized profits and unrealized losses on any such positions). In addition to meeting one of the foregoing trading limitations, EHI may not market itself as a commodity pool or otherwise as a vehicle for trading in the futures, options or swaps markets.

Risks of Futures and Options on Futures. The use by EHI of futures contracts and options on futures contracts to hedge interest rate risks involves special considerations and risks, as described below.

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Successful use of hedging transactions depends upon Western Asset’s ability to correctly predict the direction of changes in interest rates. There can be no assurance that any particular hedging strategy will succeed.

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There might be imperfect correlation, or even no correlation, between the price movements of a futures or option contract and the movements of the interest rates being hedged. Such a lack of correlation might occur due to factors unrelated to the interest rates being hedged, such as market liquidity and speculative or other pressures on the markets in which the hedging instrument is traded.

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Hedging strategies, if successful, can reduce risk of loss by wholly or partially offsetting the negative effect of unfavorable movements in the interest rates being hedged. However, hedging strategies can also reduce opportunity for gain by offsetting the positive effect of favorable movements in the hedged interest rates.

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There is no assurance that a liquid secondary market will exist for any particular futures contract or option thereon at any particular time. If EHI were unable to liquidate a futures contract or an option on a futures contract position due to the absence of a liquid secondary market or the imposition of price limits, it could incur substantial losses. EHI would continue to be subject to market risk with respect to the position.

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There is no assurance that EHI will use hedging transactions. For example, if EHI determines that the cost of hedging will exceed the potential benefit to EHI, EHI will not enter into such transactions.

Derivatives Regulation Risk. In connection with an ongoing review by the SEC and its staff of the regulation of investment companies’ use of derivatives, on August 31, 2011, the SEC issued a concept release to seek public comment on a wide range of issues raised by the use of derivatives by investment companies. The SEC noted that it intends to consider the comments to help determine whether regulatory initiatives or guidance are needed to improve the current regulatory regime for investment companies and, if so, the nature of any such initiatives or guidance. While the nature of any such regulations is uncertain at this time, it is possible that such regulations could limit the implementation of EHI’s use of derivatives, which could have an adverse impact on EHI. Neither LMPFA nor Western Asset can predict the effects of these regulations on EHI’s portfolio. LMPFA and Western Asset monitor developments and seek to manage EHI’s portfolio in a manner consistent with achieving EHI’s investment objectives, but there can be no assurance that they will be successful in doing so.

Credit Default Swap Risk. EHI may invest in credit default swap transactions for hedging or investment purposes. Credit default swap agreements involve greater risks than if EHI had invested in the reference obligation directly since, in addition to general market risks, credit default swaps are subject to illiquidity risk, counterparty risk and credit risk. The “buyer” in a credit default contract is obligated to pay the “seller” a periodic stream of payments over the term of the contract, provided that no event of default on an underlying reference obligation has occurred. If an event of default occurs, the seller must pay the buyer the full notional value, or “par value,” of the reference obligation through either physical settlement or cash settlement. EHI may be either the buyer or seller in a credit default swap transaction. If EHI is a buyer and no event of default occurs, EHI will have made a series of periodic payments and recover nothing of monetary value. However, if an event of default occurs, EHI (if the buyer) will receive the full notional value of the reference obligation either through a cash payment in exchange for the asset or a cash payment in addition to owning the reference assets. As a seller, EHI receives a fixed rate of income throughout the term of the contract, which typically is between six months and five years, provided that there is no event of default. The sale of a credit default swap is a form of leverage. EHI currently segregates assets on EHI’s records in the form of cash, cash equivalents or liquid securities in an amount equal to the notional value of the credit default swaps of which it is the seller or otherwise covers such obligations. If such assets are not fully segregated or otherwise covered by EHI, the use of credit default swap transactions could then be considered senior securities for purposes of the 1940 Act. Recent market developments related to credit default swaps have prompted increased scrutiny with respect to these instruments. As a result of the Dodd-Frank Wall Street Reform and Consumer Protection Act, credit default swaps may in the future be subject to increased regulation. Such regulation may limit EHI’s ability to use credit default swaps. Although EHI will seek to realize gains by writing credit default swaps that increase in value, to realize gains on writing credit default swaps, an active secondary market for such instruments must exist or EHI must otherwise be able to close out these transactions at advantageous times. If no such secondary market exists or EHI is otherwise unable to close out these transactions at advantageous times, writing credit default swaps may not be profitable for EHI.

The market for credit default swaps has become more volatile in recent years as the creditworthiness of certain counterparties has been questioned and/or downgraded. If a counterparty’s credit becomes significantly impaired, multiple requests for collateral posting in a short period of time could increase the risk that EHI may not receive adequate collateral. As of the date of this prospectus, credit default swaps are not currently traded on any securities exchange, however certain credit default swaps will be cleared through swaps clearing houses. EHI may exit its obligations under a credit default swap only by terminating the contract and paying applicable breakage fees, or by entering into an offsetting credit default swap position, which may cause EHI to incur more losses.

Repurchase Agreements Risk. Subject to its investment objectives and policies, EHI may invest in repurchase agreements for investment purposes. Repurchase agreements typically involve the acquisition by EHI of debt securities from a selling financial institution such as a bank, savings and loan association or broker-dealer. The agreement provides that EHI will sell the securities back to the institution at a fixed time in the future. EHI does not bear the risk of a decline in the value of the underlying security unless the seller defaults under its repurchase obligation. In the event of the bankruptcy or other default of a seller of a repurchase agreement, EHI could experience both delays in liquidating the underlying securities and losses, including possible decline in the value of the underlying security during the period in which EHI seeks to enforce its rights thereto; possible lack of access to income on the underlying security during this period; and expenses of enforcing its rights. In addition, as described above, the value of the collateral underlying the repurchase agreement will be at least equal to the repurchase price, including any accrued interest earned on the repurchase agreement. In the event of a default or bankruptcy by a selling financial institution, EHI generally will seek to liquidate such collateral. However, the exercise of EHI’s right to liquidate such collateral could involve certain costs or delays and, to the extent that proceeds from any sale upon a default of the obligation to repurchase are less than the repurchase price, EHI could suffer a loss.

Reverse Repurchase Agreements Risk. To the extent that EHI utilizes reverse repurchase agreements, such agreements are subject to many of the same risks involved in EHI’s use of leverage described above, as the proceeds from reverse repurchase agreements generally will be invested in additional securities. There is a risk that the market value of the securities sold by EHI in the reverse repurchase agreement may decline below the price at which EHI remains obligated to repurchase such securities. In addition, there is a risk that the market value of the securities retained by EHI may decline. If the buyer of securities under a reverse repurchase agreement were to file for bankruptcy or experience insolvency, EHI may be adversely affected. Also, in entering into reverse repurchase agreements, EHI would bear the risk of loss to the extent that the proceeds of the reverse repurchase agreement are less than the value of the underlying securities. In addition, due to the interest costs associated with reverse repurchase agreement transactions, EHI’s net asset value (“NAV”) will decline, and, in some cases, EHI may be worse off than if it had not used such instruments.

Senior Loans Risk. EHI may invest in first lien senior secured loans (“Senior Loans”) issued by banks, other financial institutions, and other investors to corporations, partnerships, limited liability companies and other entities to finance leveraged buyouts, recapitalizations, mergers, acquisitions, stock repurchases, debt refinancings and, to a lesser extent, for general operating and other purposes. An investment in Senior Loans involves risk that the borrowers under Senior Loans may default on their obligations to pay principal or interest when due. In the event a borrower fails to pay scheduled interest or principal payments on a Senior Loan held by EHI, EHI will experience a reduction in its income and a decline in the market value of the Senior Loan, which will likely reduce dividends and lead to a decline in the net asset value of EHI. If EHI acquires a Senior Loan from another lender, for example, by acquiring a participation, EHI may also be subject to credit risk with respect to that lender.

EHI will generally invest in Senior Loans that are secured with specific collateral. However, there can be no assurance that liquidation of collateral would satisfy the borrower’s obligation in the event of non-payment or that such collateral could be readily liquidated. In the event of the bankruptcy of a borrower, EHI could experience delays and limitations on its ability to realize the benefits of the collateral securing the Senior Loan. Senior Loans are typically structured as floating rate instruments in which the interest rate payable on the obligation fluctuates with interest rate changes. As a result, the yield on Senior Loans will generally decline in a falling interest rate environment causing EHI to experience a reduction in the income it receives from a Senior Loan. Senior Loans are generally of below investment grade quality and may be unrated at the time of investment; are generally not registered with the SEC or state securities commissions; and are generally not listed on any securities exchange. In addition, the amount of public information available on Senior Loans is generally less extensive than that available for other types of assets.

Second Lien Loans Risk. Second senior secured lien loans (“Second Lien Loans”) generally are subject to similar risks as those associated with investments in Senior Loans. Because Second Lien Loans are subordinated or unsecured and thus lower in priority of payment to Senior Loans, they are subject to the additional risk that the cash flow of the borrower and property securing the loan or debt, if any, may be insufficient to meet scheduled payments after giving effect to the senior secured obligations of the borrower. This risk is generally higher for subordinated unsecured loans or debt, which are not backed by a security interest in any specific collateral. Second Lien Loans generally have greater price volatility than Senior Loans and may be less liquid. There is also a possibility that originators will not be able to sell participations in Second Lien Loans, which would create greater credit risk exposure for the holders of such loans. Second Lien Loans share the same risks as other below investment grade securities.

Loan Participations and Assignments Risk. EHI may invest in participations in loans or assignments of all or a portion of loans from third parties. In connection with purchasing participations, EHI generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower, and EHI may not directly benefit from any collateral supporting the loan in which it has purchased the participation. As a result, EHI may be subject to the credit risk of both the borrower and the lender that is selling the participation. In the event of the insolvency of the lender selling a participation, EHI may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower. Certain participations may be structured in a manner designed to avoid purchasers of participations being subject to the credit risk of the lender with respect to the participation, but even under such a structure, in the event of the lender’s insolvency, the lender’s servicing of the participation may be delayed and the assignability of the participation impaired. EHI will acquire participations only if the lender interpositioned between EHI and the borrower is determined by Western Asset to be creditworthy.

Smaller Company Risk. The general risks associated with income-producing securities are particularly pronounced for securities issued by companies with smaller market capitalizations. These companies may have limited product lines, markets or financial resources or they may depend on a few key employees. As a result, they may be subject to greater levels of credit, market and issuer risk. Securities of smaller companies may trade less frequently and in lesser volume than more widely held securities and their values may fluctuate more sharply than other securities. Companies with medium-sized market capitalizations may have risks similar to those of smaller companies.

Management Risk. EHI is subject to management risk because it is an actively managed investment portfolio. Western Asset, Western Asset Management Company Pte. Ltd. in Singapore (“Western Singapore”) and Western Asset Management Company Limited in London (“Western Asset Limited”, together with Western Singapore, the “Non-U.S. Subadvisers” and individually, each a “Non-U.S. Subadviser”) and each individual investment professional may not be successful in selecting the best performing securities or investment techniques, and EHI’s performance may lag behind that of similar funds.

Potential Conflicts of Interest Risk. LMPFA, Western Asset, the Non-U.S. Subadvisers (together with LMPF and Western Asset, the “Managers”) and EHI’s investment professionals have interests which may conflict with the interests of EHI. In particular, LMPFA also manages, and Western Asset serves as subadviser to, another closed-end investment company listed on the NYSE that has an investment objective and investment strategies that are substantially similar to EHI. Further, the Managers may at some time in the future manage and/or advise other investment funds or accounts with the same investment objective and strategies as EHI. As a result, the Managers and EHI’s investment professionals may devote unequal time and attention to the management of EHI and those other funds and accounts, and may not be able to formulate as complete a strategy or identify equally attractive investment opportunities as might be the case if they were to devote substantially more attention to the management of EHI. The Managers and EHI’s investment professionals may identify a limited investment opportunity that may be suitable for multiple funds and accounts, and the opportunity may be allocated among these several funds and accounts, which may limit EHI’s ability to take full advantage of the investment opportunity. Additionally, transaction orders may be aggregated for multiple accounts for purpose of execution, which may cause the price or brokerage costs to be less favorable to EHI than if similar transactions were not being executed concurrently for other accounts. At times, an investment professional may determine that an investment opportunity may be appropriate for only some accounts for which he or she exercises investment responsibility, or may decide that certain accounts should take differing positions with respect to a particular security. In these cases, the investment professional may place separate transactions for one or more funds or accounts which may affect the market price of the security or the execution of the transaction, or both, to the detriment or benefit of one or more other funds and accounts. For example, an investment professional may determine that it would be in the interest of another account to sell a security that EHI holds, potentially resulting in a decrease in the market value of the security held by EHI.

Rating Agency Risk. Credit ratings are issued by rating agencies which are private services that provide ratings of the credit quality of debt obligations, including convertible securities. Ratings assigned by a rating agency are not absolute standards of credit quality and do not evaluate market risks or the liquidity of securities. Rating agencies may fail to make timely changes in credit ratings and an issuer’s current financial condition may be better or worse than a rating indicates. In addition, in recent years there have been instances in which the initial rating assigned by a rating agency to a security failed to take account of adverse economic developments which subsequently occurred, leading to losses that were not anticipated based on the initial rating. To the extent that the issuer of a security pays a rating agency for the analysis of its security, an inherent conflict of interest may exist that could affect the reliability of the rating. The ratings of a debt security may change over time. As a result, debt instruments held by EHI could receive a higher rating or a lower rating during the period in which they are held. EHI will not necessarily sell a security when its rating is reduced below its rating at the time of purchase.

Investments in mortgage-related securities may involve particularly high levels of risk under current market conditions.

Inflation/Deflation Risk. Inflation risk is the risk that the value of certain assets or income from EHI’s investments will be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of the Common Stock and distributions on the Common Stock can decline. Deflation risk is the risk that prices throughout the economy decline over time—the opposite of inflation. Deflation may have an adverse effect on the creditworthiness of issuers and may make issuer defaults more likely, which may result in a decline in the value of EHI’s portfolio.

Counterparty Risk. Changes in the credit quality of the companies that serve as EHI’s counterparties (whether a clearing corporation in the case of cleared instruments or another third party in the case of uncleared instruments) with respect to derivatives or other transactions supported by another party’s credit will affect the value of those instruments. Certain entities that have served as counterparties in the markets for these transactions have recently incurred significant financial hardships including bankruptcy and losses as a result of exposure to sub-prime mortgages and other lower quality credit investments that have experienced recent defaults or otherwise suffered extreme credit deterioration. If a counterparty becomes bankrupt or otherwise fails to perform its obligations under a derivative contract due to financial difficulties, EHI may experience significant delays in obtaining any recovery under the derivative contract in a bankruptcy dissolution, assignment for the benefit of creditors, liquidation, winding-up or analogous or other reorganization proceeding. EHI may obtain only a limited recovery or may obtain no recovery in such circumstances. Some, but not all, derivative transactions may be cleared, in which case a central clearing counterparty stands between the direct parties to the derivative transaction and effectively guarantees performance of each contract, to the extent of its available resources for such purpose. Uncleared derivative transactions have no such protection; each party bears the risk that its direct counterparty will default. Counterparty risk with respect to certain exchange-traded and over-the-counter derivatives may be further complicated by recently enacted U.S. financial reform legislation. See “Derivatives Risk” above for more information.

When-Issued and Delayed-Delivery Transactions Risk. EHI may purchase fixed income securities on a when-issued basis, and may purchase or sell those securities for delayed delivery. When-issued and delayed-delivery transactions occur when securities are purchased or sold by EHI with payment and delivery taking place in the future to secure an advantageous yield or price. Securities purchased on a when-issued or delayed-delivery basis may expose EHI to counterparty risk of default as well as the risk that securities may experience fluctuations in value prior to their actual delivery. EHI will not accrue income with respect to a when-issued or delayed-delivery security prior to its stated delivery date. Purchasing securities on a when-issued or delayed-delivery basis can involve the additional risk that the price or yield available in the market when the delivery takes place may not be as favorable as that obtained in the transaction itself.

Leverage Risk. EHI has borrowings in the form of a revolving credit agreement with State Street Bank and Trust Co. that allows the Fund to borrow up to an aggregate amount of $125,000,000 ($100,000,000 prior to March 2, 2015) and renews daily for a 270-day term unless notice to the contrary is given to the Fund. EHI may elect to utilize leverage in an amount up to 33 1/3% of the Fund’s total assets through borrowings, including loans from certain financial institutions, mortgage dollar rolls, reverse repurchase agreements and debt securities, and 50% of EHI’s total assets through the issuance of preferred stock. Leverage may result in greater volatility of the net asset value, distributions on EHI Common Shares and market price of EHI Common Shares because changes in the value of EHI’s portfolio investments, including investments purchased with the proceeds from borrowings or the issuance of preferred stock, if any, are borne entirely by holders of EHI Common Shares. Common Stock income may fall if the interest rate on borrowings or the dividend rate on preferred stock rises, and may fluctuate as the interest rate on borrowings or the dividend rate on preferred stock varies. On the other hand, EHI’s use of leverage results in increased operating costs. Thus, to the extent that the then-current cost of any leverage, together with other related expenses, approaches the net return on EHI’s investment portfolio, the benefit of leverage to holders of EHI Common Shares will be reduced, and if the then-current cost of any leverage together with related expenses were to exceed the net return on EHI’s portfolio, EHI’s leveraged capital structure would result in a lower rate of return to holders of EHI Common Shares than if EHI were not so leveraged. In addition, the costs associated with EHI’s incursion and maintenance of leverage could increase over time. There can be no assurance that EHI’s leveraging strategy will be successful.

Portfolio Turnover Risk. Changes to the investments of EHI may be made regardless of the length of time particular investments have been held. A high portfolio turnover rate may result in increased transaction costs for EHI in the form of increased dealer spreads and other transactional costs, which may have an adverse impact on EHI’s performance. In addition, high portfolio turnover may result in the realization of net short-term capital gains by EHI which, when distributed to stockholders, will be taxable as ordinary income. A high portfolio turnover may increase EHI’s current and accumulated earnings and profits, resulting in a greater portion of EHI’s distributions being treated as a dividend to EHI’s stockholders. The portfolio turnover rate of EHI will vary from year to year, as well as within a given year.

Temporary Defensive Strategies Risk. When Western Asset anticipates unusual market or other conditions, EHI may temporarily depart from its principal investment strategies as a defensive measure and invest all or a portion of its assets in obligations of the U.S. government, its agencies or instrumentalities; other investment grade debt securities; investment grade commercial paper; certificates of deposit and bankers’ acceptances; repurchase agreements with respect to any of the foregoing investments or any other fixed income securities that Western Asset considers consistent with this strategy. To the extent that EHI invests defensively, it may not achieve its investment objectives.

Market Price Discount from Net Asset Value Risk. Shares of closed-end investment companies frequently trade at a discount from their net asset value. This risk is separate and distinct from the risk that EHI’s net asset value could decrease as a result of its investment activities and may be a greater risk to investors expecting to sell their Common Stock in a relatively short period. Whether investors will realize gains or losses upon the sale of the Common Stock will depend not upon EHI’s net asset value but upon whether the market price of the Common Stock at the time of sale is above or below the investor’s purchase price for the Common Stock. Because the market price of the Common Stock will be determined by factors such as relative supply of and demand for the Common Stock in the market, general market and economic conditions and other factors beyond the control of EHI, EHI cannot predict whether the Common Stock will trade at, above or below net asset value. EHI’s Common Stock is designed primarily for long-term investors and you should not view EHI as a vehicle for trading purposes.

Anti-Takeover Provisions. EHI’s charter and bylaws include provisions that could limit the ability of other entities or persons to acquire control of EHI or convert EHI to an open-end fund. These provisions could have the effect of depriving Common Stockholders of opportunities to sell their Common Stock at a premium over the then-current market price of the Common Stock.

Market Disruption and Geopolitical Risk. Instability in the Middle East and terrorist attacks in the United States and around the world may have a substantial impact on the U.S. and world economies and securities markets. Terrorist attacks closed some of the U.S. securities markets in 2001, and similar events cannot be ruled out in the future. War, occupation, terrorism and related geopolitical risks have led, and may in the future lead to, increased short-term market volatility and adverse long-term effects on the U.S. and world economies and markets generally. These risks may adversely affect individual issuers and securities markets, interest rates, secondary trading, ratings, investor psychology, credit risk, inflation and other factors relating to the Common Stock. High-yield securities tend to be more volatile than higher-rated securities, so these or similar events may have a greater impact on the prices and volatility of high-yield securities than on higher rated securities.

Current Economic Conditions—Credit Crisis Liquidity and Volatility Risk. The markets for credit instruments, including fixed income securities, have experienced periods of extreme illiquidity and volatility since the latter half of 2007. Tightening of credit conditions occurred just as a record amount of corporate bonds (as measured by transaction volume) were scheduled to enter the markets in the third quarter of 2007. This imbalance has caused a significant dislocation in the markets, marked by sharply widened credit spreads, delayed high-yield bond offerings and a general reduction in liquidity. General market uncertainty and consequent repricing risk have led to market imbalances of sellers and buyers, which in turn have also resulted in significant valuation uncertainties in a variety of debt securities, including certain fixed income securities. In addition, during 2008, several major dealers of fixed income securities exited the market via acquisition or bankruptcy. These conditions resulted, and in many cases continue to result in greater volatility, less liquidity, widening credit spreads and a lack of price transparency, with many debt securities remaining illiquid and of uncertain value. During times of reduced market liquidity, EHI may not be able to sell securities readily at prices reflecting the values at which the securities are carried on EHI’s books. Sales of large blocks of securities by market participants, such as EHI, that are seeking liquidity can further reduce security prices in an illiquid market. These market conditions may make valuation of some of

EHI’s securities uncertain and/or result in sudden and significant valuation increases or decreases in its holdings. Illiquidity and volatility in the credit markets may directly and adversely affect the setting of dividend rates on the Common Stock.

Furthermore, because of the current conditions in the credit markets, issuers of fixed income securities may be subject to increased costs associated with incurring debt, tightening underwriting standards and reduced liquidity generally. The worsening general economic conditions have materially and adversely impacted the broader financial and credit markets and have reduced the availability of debt and equity capital for the market as a whole. The reduced willingness of some lenders to extend credit, in general, may make it more difficult for issuers of Senior Loans and Second Lien Loans to finance their operations. These developments have adversely affected the broader economy, and may continue to do so, which in turn may adversely affect the ability of issuers of securities owned by EHI to make payments of principal and interest when due, lead to lower credit ratings and increased defaults. Such developments could, in turn, reduce the value of securities owned by EHI and adversely affect the net asset value of EHI’s Common Stock.

INFORMATION ABOUT THE PROPOSED MERGER

The Agreement and Plan of Merger

The following is a summary of the material terms and conditions of the Agreement and Plan of Merger. This summary is qualified in its entirety by reference to the form of Agreement and Plan of Merger attached as Appendix A to this Proxy Statement/Prospectus. Under the Agreement and Plan of Merger, GDF will merge with and into EHI on the Closing Date. As a result of the Merger and on the Closing Date:

•	GDF will no longer exist, and

•	EHI will be the surviving corporation

GDF will then:

•	deregister as an investment company under the 1940 Act,

•	cease its separate existence under Maryland law,

•	remove its Common Shares from listing on the NYSE, and

•	withdraw from registration under the Securities Exchange Act of 1934, as amended.

Each outstanding GDF Common Share will be converted into an equivalent dollar amount (to the nearest one tenth of one cent) of full EHI Common Shares, based on the net asset value per share of each of the parties at 4:00 p.m. Eastern Time on the business day prior to the Closing Date. No fractional EHI Common Shares will be issued to the holders of GDF Common Shares. In lieu thereof, EHI will pay cash to each former holder of GDF Common Shares in an amount equal to the value of the fractional EHI Common Shares that the investor would otherwise have received in the Merger.

No sales charge or fee of any kind will be charged to holders of GDF Common Shares in connection with their receipt of EHI Common Shares in the Merger.

From and after the Closing Date, EHI will possess all of the properties, assets, rights, privileges and powers and shall be subject to all of the restrictions, liabilities, obligations, disabilities and duties of GDF, all as provided under Maryland law.

Under Maryland law, stockholders of a corporation whose shares are traded publicly on a national securities exchange, such as the Funds’ Common Shares, are not entitled to demand the fair value of their shares upon a merger; therefore, the holders of the Funds’ Common Shares will be bound by the terms of the Merger, if approved. However, any holder of either Fund’s Common Shares may sell his or her Common Shares on the NYSE at any time prior to the Merger.

The Agreement and Plan of Merger may be terminated and the Merger abandoned, whether before or after approval by GDF’s or EHI’s stockholders, at any time prior to the Closing Date by resolution of either Fund’s Board, if circumstances should develop that, in the opinion of that Board, make proceeding with the Merger inadvisable with respect to EHI or GDF, respectively.

Prior to the Merger, GDF shall have declared and paid a dividend or dividends which, together with all such previous dividends, shall have the effect of distributing to GDF’s stockholders substantially all of its net investment income that has accrued through the Closing Date, if any, and substantially all of its net capital gain realized through the Closing Date, if any.

The Agreement and Plan of Merger provides that either Fund may waive compliance with any of the terms or conditions made therein for the benefit of that Fund, other than the requirements that: (a) the Agreement and Plan of Merger be approved by stockholders of GDF or EHI; and (b) GDF and EHI receive the opinion of Simpson Thacher & Bartlett LLP that the transactions contemplated by the Agreement and Plan of Merger will constitute a tax-free reorganization for federal income tax purposes, if, in the judgment of the Fund’s Board, after consultation with Fund counsel, such waiver will not have a material adverse effect on the benefits intended to be provided by the Merger to the stockholders of the Fund.

Under the Agreement and Plan of Merger, each Fund, out of its assets and property, will indemnify and hold harmless the other Fund and the members of the Board and officers of the other Fund from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which the other Fund and those board members and officers may become subject, insofar as such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on (a) any breach by the Fund of any of its representations, warranties, covenants or agreements set forth in this Agreement or (b) any act, error, omission, neglect, misstatement, materially misleading statement, breach of duty or other act wrongfully done or attempted to be committed by the Fund or the members of the Board or officers of the Fund prior to the Closing Date, provided that such indemnification by the Fund is not (i) in violation of any applicable law or (ii) otherwise prohibited as a result of any applicable order or decree issued by any governing regulatory authority or court of competent jurisdiction. In no event will a Fund or the members of the Board or officers of a Fund be indemnified for any losses, claims, damages, liabilities or expenses arising out of or based on conduct constituting willful misfeasance, bad faith, gross negligence or the reckless disregard of duties.

The Board of each Fund, including the Independent Directors, has determined, with respect to its Fund, that the interests of the holders of that Fund’s Common Shares will not be diluted as a result of the Merger and that participation in the Merger is in the best interests of that Fund. LMPFA will bear half the costs of the Merger, with the remaining costs shared equally by the Funds. Such expenses shall also include, but not be limited to, all costs related to the preparation and distribution of this Proxy Statement/Prospectus, proxy solicitation expenses, SEC registration fees and NYSE listing fees.

Approval of the Agreement and Plan of Merger requires the affirmative vote of a majority of the outstanding GDF Common Shares and EHI Common Shares. See “Voting Information” below.

Reasons for the Merger and Board Considerations

Board Considerations

The Merger was presented to the Board of each Fund for consideration at simultaneous meetings held on November 11-12, 2015, and was approved by both Boards at that meeting. In considering the Merger, with the advice of counsel to the Independent Members, the Boards considered a number of factors, including the following:

•	It is anticipated that GDF’s total expense ratio will decline by 0.07% and EHI’s total expense ratio will remain the same as a result of the Merger.

•

For the 1-year, 3-year, 5-year and 10-year periods ended September 30, 2015, GDF and EHI had substantially similar investment performance, with GDF returning -9.54%, 0.23%, 4.63% and 6.32%, and EHI returning -9.01%, 0.98%, 4.99% and 5.73%.

•	LMPFA will bear half the costs of the Merger, with the remaining costs shared equally by the Funds.

•	GDF and EHI have identical primary investment objectives, and similar investment policies.

•	GDF and EHI have different secondary investment objectives; capital appreciation is GDF’s secondary objective, while total return is EHI’s secondary investment objective.

•	It is currently anticipated that minimal, if any, portfolio turnover will occur as a result of the Merger.

•	The stockholders of each Fund may benefit from enhanced market liquidity, as well as, economies of scale, as one set of fixed expenses would be spread over a larger asset base.

•	The combined Fund may benefit from potential cost savings from better trade executions as a result of increased trading liquidity and tighter spreads.

•	The stockholders of each Fund may benefit from a more streamlined high yield product offering, allowing for more focused marketing and stockholder servicing efforts.

•	The stockholders of each Fund may benefit from additional diversification from a larger pool of assets.

•

The Merger is intended to qualify as a tax-free reorganization within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended. Assuming the Merger qualifies for such treatment, GDF stockholders generally will not recognize a gain or loss for federal income tax purposes as a result of the Merger. GDF stockholders may, however, recognize gain or loss with respect to any cash those stockholders receive pursuant to the Merger in lieu of fractional shares.

•	The combined Fund will have a total tax loss carryforward of $82.8 million.

•	GDF stockholders may benefit from the capital loss carryforward of EHI.

•

EHI stockholders may benefit from the capital loss carryforward of GDF, as some of GDF’s capital loss carryforward will move to the combined Fund, although an estimated 71% of GDF’s capital loss carryforward will expire unutilized due to the tax limitations imposed by the reorganization. Additionally, any capital losses recognized after the reorganization attributable to depreciation in GDF’s portfolio at the time of the reorganization will also be subject to the annual limitation on losses and may result in a greater amount of the capital loss carryforward expiring unutilized.

•	EHI Common Shares may experience near term price volatility as a result of the Merger.

Following extensive discussions, based on its evaluation of all factors material to the Funds, including those described above, the Board of each Fund, including all of the Independent Directors, determined, with respect to each Fund, that: (1) the Merger would be in the best interests of such Fund; and (2) the Merger would not result in the dilution of the interests of such Fund or its stockholders. The Boards did not identify a single factor or piece of information as all determining or controlling. As a result, each Board approved the Agreement and Plan of Merger, subject to approval by stockholders.

Federal Income Tax Consequences

The following is a summary of the material federal income tax consequences of the Merger applicable to a holder of GDF Common Shares that receives EHI Common Shares in the Merger. This discussion is based upon the Internal Revenue Code of 1986, as amended (the “Code”), Treasury regulations, judicial authorities, published positions of the Internal Revenue Service (the “IRS”) and other applicable authorities, all as currently in effect and all of which are subject to change or differing interpretations (possibly with retroactive effect). This discussion is limited to U.S. holders (as defined below) that hold their GDF Common Shares as capital assets for federal income tax purposes (generally, assets held for investment). This discussion does not address all of the tax consequences that may be relevant to a particular GDF stockholder or to GDF stockholders that are subject to special treatment under federal income tax laws.

This discussion does not address the tax consequences of the Merger under state, local or foreign tax laws. No assurance can be given that the IRS would not assert, or that a court would not sustain, a position contrary to any of the tax consequences set forth below.

Holders of GDF Common Shares are urged to consult with their own tax advisors as to the tax consequences of the Merger in their particular circumstances, including the applicability and effect of the alternative minimum tax and any state, local or foreign and other tax laws and of changes in those laws.

For purposes of this section, the term “U.S. holder” means a beneficial owner of GDF Common Shares that for federal income tax purposes is:

•	an individual citizen or resident of the United States;

•	a corporation, or other entity treated as a corporation for federal income tax purposes, created or organized in or under the laws of the United States or any State or the District of Columbia;

•	an estate that is subject to federal income tax on its income regardless of its source; or

•

a trust, the substantial decisions of which are controlled by one or more U.S. persons and which is subject to the primary supervision of a court within the United States, or a trust that validly has elected under applicable Treasury regulations to be treated as a U.S. person for federal income tax purposes.

Tax Consequences of the Merger Generally

GDF and EHI intend the Merger to qualify as a tax-free reorganization within the meaning of Section 368(a)(1) of the Code. The Merger is conditioned upon the receipt by both GDF and EHI of an opinion from Simpson Thacher & Bartlett LLP to the effect that, based upon certain facts, assumptions and representations of the parties, for federal income tax purposes:

(i) the Merger will constitute a reorganization within the meaning of Section 368(a)(1) of the Code and that GDF and EHI will each be a “party to a reorganization” within the meaning of Section 368(b) of the Code;

(ii) except for consequences regularly attributable to a termination of GDF’s taxable year, no gain or loss will be recognized by GDF as a result of the Merger or upon the conversion of GDF Common Shares into EHI Common Shares;

(iii) no gain or loss will be recognized by EHI as a result of the Merger or upon the conversion of GDF Common Shares into EHI Common Shares;

(iv) no gain or loss will be recognized by the holders of GDF Common Shares upon the conversion of their GDF Common Shares into EHI Common Shares, except to the extent such holders are paid cash in lieu of fractional EHI Common Shares in the Merger;

(v) the tax basis of GDF assets in the hands of EHI will be the same as the tax basis of such assets in the hands of GDF immediately prior to the consummation of the Merger;

(vi) immediately after the Merger, the aggregate tax basis of the EHI Common Shares received by each holder of GDF Common Shares in the Merger (including that of fractional share interests purchased by EHI) will be equal to the aggregate tax basis of the GDF Common Shares owned by such holder immediately prior to the Merger;

(vii) a stockholder’s holding period for EHI Common Shares (including that of fractional share interests purchased by EHI) will be determined by including the period for which such stockholder held GDF Common Shares converted pursuant to the Merger, provided that such GDF Common Shares were held by such stockholder as capital assets;

(viii) EHI’s holding period with respect to the GDF assets transferred pursuant to the Merger will include the period for which such assets were held by GDF; and

(ix) the payment of cash to the holders of GDF Common Shares in lieu of fractional EHI Common Shares will be treated as though such fractional shares were distributed as part of the Merger and then redeemed by EHI with the result that the holder of GDF Common Shares will generally have a capital gain or loss to the extent the cash distribution differs from such stockholder’s basis allocable to the fractional EHI Common Shares.

Assuming that, in accordance with the opinion referred to above, the Merger qualifies as a reorganization within the meaning of Section 368(a)(1) of the Code, the Merger will result in the tax consequences described above in clauses (i) through (ix).

Information Reporting and Backup Withholding

Cash payments received in lieu of fractional EHI Common Shares by a U.S. holder will generally be subject to information reporting unless the holder is an exempt recipient. In addition, backup withholding at a rate of 28% may apply to the cash payable to a U.S. holder, unless the holder furnishes its taxpayer identification number (in the case of individuals, their social security number) and otherwise complies with applicable requirements of the backup withholding rules, or the holder otherwise establishes an exemption. Any amounts withheld from payments to a holder under the backup withholding rules are not additional tax and will be allowed as a refund or credit against the holder’s federal income tax liability, provided the required information is timely furnished to the IRS.

Reporting Requirements

A holder of GDF Common Shares who receives EHI Common Shares as a result of the Merger will be required to retain records pertaining to the Merger. Each holder of GDF Common Shares who is required to file a U.S. tax return and who is a “significant holder” that receives EHI Common Shares in the Merger will be required to file a statement with the holder’s federal income tax return setting forth certain information, including such holder’s basis in and the fair market value of such holder’s GDF Common Shares surrendered in the Merger. A “significant holder” is a holder of GDF Common Shares who, immediately before the Merger, owned (i) at least 5% of the outstanding stock of GDF or (ii) securities of GDF with a tax basis of $1,000,000 or more. Holders of GDF Common Shares should consult with their own tax advisors regarding the application of these reporting requirements.

Other Tax Considerations

While neither EHI nor GDF is aware of any adverse state or local tax consequences of the Merger, they have not requested any ruling or opinion with respect to such consequences, and stockholders should consult their own tax advisor with respect to such matters.

Immediately prior to the Closing Date, GDF, to the extent necessary, will pay a dividend or dividends, which together with all previous dividends, are intended to have the effect of distributing to its stockholders substantially all of its net investment income that has accrued through the Closing Date, if any, and substantially all of its net capital gain, if any, realized through the Closing Date. Such dividends will be included in the taxable income of the stockholders of GDF.

Information Regarding Tax Capital Loss Carryforwards

Federal income tax law permits a regulated investment company to carry forward its net capital losses generated in taxable years beginning after December 22, 2010 (“Post-2010 Losses”) for an unlimited period. Federal income tax law also permits a regulated investment company to carry forward capital losses generated in taxable years beginning on or prior to December 22, 2010 (“Pre-2011 Losses”) for a period of up to eight taxable years, provided that such loss carryovers are utilized only after the full utilization of all Post-2010 Losses.

The Merger will cause the taxable year of GDF to close, which will accelerate the schedule for expiration of its carryovers of Pre-2011 Losses, and could also result in a net capital loss for the taxable year ending on the Closing Date. Because EHI has a carryover of Post-2010 Losses, the Merger may also delay the utilization of each Fund’s Pre-2011 Losses, which may only be utilized after the full utilization of all Post-2010 Losses. In addition, the Merger is expected to result in a limitation on EHI’s ability to use carryovers of GDF and, potentially, to use unrealized capital losses inherent in the tax bases of the assets acquired, if realized within five years following the Merger. Those limitations, imposed by Section 382 of the Code, will apply if, as expected, the stockholders of GDF own less than 50% of EHI immediately after the Merger, and will be imposed on an annual basis. The annual Section 382 limitation for periods following the Merger generally will equal the product of the net asset value of GDF immediately prior to the Merger and the “long-term tax-exempt rate,” published by the Internal Revenue Service, in effect at the time of the Merger.

As of their most recent fiscal year ends, the Funds are entitled to capital loss carryovers for federal income tax purposes in the amounts set forth below:

GDF (as of August 31, 2015)				EHI (as of May 31, 2015)
	Amount of Carryforward	Fiscal Year of Expiration Prior to Merger		Amount of Carryforward	Fiscal Year of Expiration Prior to Merger
	$(10,876,695)	No Expiration	(1)	$(15,862,134)	No Expiration	(1)
	(4,307,290)	8/31/2017		(56,068,380)	5/31/2018
	(26.932.997)	8/31/2018

Total	$(42,116,982)			$(71,930,514)

(1)

Both Funds are permitted to carry forward these capital losses for an unlimited period. However, these Post-2010 Losses must be utilized prior to Pre-2011 Losses. This ordering rule increases the likelihood that Pre-2011 Losses will expire prior to utilization. Additionally, Post-2010 Losses retain their character as either short-term or long-term capital losses, whereas Pre-2011 Losses are treated as short-term losses.

GDF

Based on the recent data referred to above, the Merger would impact the use of GDF’s capital loss carryovers in the following manner: (1) the expiration date of the Pre-2011 Losses would be accelerated by one year and realigned to the year of EHI; for example, the carryovers due to expire on August 31, 2017 would expire on May 31, 2016; (2) the Pre-2011 Losses would not be available to be utilized until all Post-2010 Losses of EHI have been used; (3) GDF’s carryovers would benefit the stockholders of the combined Fund, rather than only the stockholders of GDF; (4) the aggregate amount of the carryovers that could be utilized in any taxable year would be limited to the product of the long-term tax-exempt rate at the time of the Merger and the net asset value of GDF at that time (approximately $3,507,587 per year based on data as of a recent date); and (5) any losses realized after the Merger attributable to unrealized depreciation, if any, in GDF’s portfolio at the time of the Merger would also be subject to the annual limitation described in (4).

Based on such data, the combination of the above referenced limitations on the use of loss carryovers would result in some portion (approximately $31.2 million based on data as of a recent date) of GDF’s loss carryovers expiring unused. It should be noted that there would be no assurances that GDF would be able to use such losses in the absence of the Merger. Additionally, GDF stockholders may benefit from the use of EHI’s capital loss carryovers by the combined Fund after the Merger.

EHI

Based on the recent data referred to above, the Merger would impact the use of EHI’s capital loss carryovers by benefiting the stockholders of the combined Fund, rather than only the stockholders of EHI.

INFORMATION APPLICABLE TO BOTH FUNDS

The capital loss carryovers and limitations described above may change significantly between now and the Closing Date. Further, the ability of each Fund to use loss carryovers (even in the absence of the Merger) depends on factors other than loss limitations, such as the future realization of capital gains or losses. The effect of the combination of these factors on the use of loss carryovers may result in some portion of the Pre-2011 Losses of either or both of the Funds expiring unused. This may result in stockholders paying more taxes or paying taxes sooner than they otherwise would if the Merger did not occur.

PORTFOLIO SECURITIES

The securities in which GDF may invest are permissible for investment under EHI’s investment objectives and strategies. It is currently anticipated that minimal, if any, portfolio turnover will occur as a result of the Merger.

No securities of EHI need to be sold in order for EHI to comply with its investment restrictions or policies. The Funds may buy and sell securities in the normal course of their operations.

INFORMATION ABOUT MANAGEMENT OF THE FUNDS

Information About Directors and Officers

The overall management of the business and affairs is vested in the Board of Directors of each Fund. In accordance with each Fund’s charter, each Board of Directors is divided into three classes: Class I, Class II and Class III. Each Board approves all significant agreements between such Fund and persons or companies furnishing services to the Fund. The day-to-day operation of the Fund is delegated to the officers of each Fund, LMPFA and Western Asset, subject always to the investment objectives, restrictions and policies of each Fund and to the general supervision of the Board. The following table provides information concerning the Directors of each Fund.

Name, Address and Age	Position(s) Held with the Funds	Length of Term Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex(1) Overseen by Nominee (Including the Fund)	Other Directorships Held by Nominee
Robert D. Agdern c/o Chairman of the Fund Legg Mason & Co., LLC (“Legg Mason & Co.”) 620 Eighth Avenue, 49th Floor New York, NY 10018 Birth year: 1950	Director and Member of Nominating and Audit Committees; Class III (GDF), Class III (EHI)	Since 2015 (GDF), Since 2015 (EHI)	Member of the Advisory Committee of the Dispute Resolution Research Center at the Kellogg Graduate School of Business, Northwestern University (since 2002); Deputy General Counsel responsible for western hemisphere matters for BP PLC from 1999 to 2001; Associate General Counsel at Amoco Corporation responsible for corporate, chemical, and refining and marketing matters and special assignments from 1993 to 1998 (Amoco merged with British Petroleum in 1998 forming BP PLC).	31	None

Carol L. Colman c/o Chairman of the Fund Legg Mason & Co. 620 Eighth Avenue New York, NY 10018 Birth Year: 1946	Director and Member of Nominating and Audit Committees; Class II (GDF), Class I (EHI)	Since 2003 (GDF), Since 2003 (EHI)	President, Coleman Consulting Co.	31	None

Name, Address and Age	Position(s) Held with the Funds	Length of Term Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex(1) Overseen by Nominee (Including the Fund)	Other Directorships Held by Nominee
Daniel P. Cronin c/o Chairman of the Fund Legg Mason & Co., LLC 620 Eighth Avenue New York, NY 10018 Birth Year: 1946	Director and Member of Audit and Nominating Committees; Class I (GDF), Class I (EHI)	Since 2003 (GDF), Since 2003 (EHI)	Retired; formerly, Associate General Counsel, Pfizer, Inc.	31	None

Paolo M. Cucchi c/o Chairman of the Fund Legg Mason & Co. 620 Eighth Avenue New York, NY 10018 Birth Year: 1941	Director and Member of Nominating and Audit Committees; Class II (GDF), Class I (EHI)	Since 2007 (GDF), Since 2007 (EHI)	Emeritus Professor of French and Italian at Drew University (since 2014); formerly, Professor of French and Italian at Drew University (2009 to 2014); Vice President and Dean of College of Liberal Arts at Drew University (1984 to 2009)	31	None

Leslie H. Gelb c/o Chairman of the Fund Legg Mason & Co. 620 Eighth Avenue New York, NY 10018 Birth Year: 1937	Director and Member of Nominating and Audit Committees; Class II (GDF), Class II (EHI)	Since 2007 (GDF), Since 2003 (EHI)	President Emeritus and Senior Board Fellow, The Council on Foreign Relations (since 2003); formerly, President, The Council on Foreign Relations (prior to 2003); formerly, Columnist, Deputy Editorial Page Editor and Editor, Op-Ed Page, The New York Times	31	Director of two registered investment companies advised by Aberdeen Asset Management Asia Limited (since 1994); Director, Encyclopedia Brittanica; Director, Centre Partners IV and V, LP and Affiliates

William R. Hutchinson c/o Chairman of the Fund Legg Mason & Co. 620 Eighth Avenue New York, NY 10018 Birth year: 1942	Director and Member of Audit and Nominating Committees; Class III (GDF), Class II (EHI)	Since 2003 (GDF), Since 2003 (EHI)	President, W.R. Hutchinson & Associates Inc. (consulting)	31	Director (Non-Executive Chairman of the Board (since December 1, 2009)), Associated Banc-Corp. (since 1994)

Name, Address and Age	Position(s) Held with the Funds	Length of Term Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex(1) Overseen by Nominee (Including the Fund)	Other Directorships Held by Nominee
Eileen Kamerick c/o Chairman of the Fund Legg Mason & Co. 620 Eighth Avenue New York, NY 10018 Birth Year: 1958	Director and Member of Nominating and Audit Committees; Class I (GDF), Class III (EHI)	Since 2013 (GDF), Since 2013 (EHI)	Executive Vice President and Chief Financial Officer, ConnectWise, Inc. (software and services company) (since 2015) and Adjunct Professor, Washington University in St. Louis and University of Iowa law schools (since 2014); formerly, CFO, Press Ganey Associates (health care informatics company) (since 2012); formerly Managing Director and CFO, Houlihan Lokey (international investment bank) (2010 to 2012)	31	Director of Associated Banc-Corp (financial services company) (since 2007); Westell Technologies, Inc. (technology company) (since 2003)

Riordan Roett c/o Chairman of the Fund Legg Mason & Co. 620 Eighth Avenue New York, NY 10018 Birth Year: 1938	Director and Member of Nominating and Audit Committees; Class I (GDF), Class III (EHI)	Since 1995 (GDF), Since 2003 (EHI)	The Sarita and Don Johnston Professor of Political Science and Director of Western Hemisphere Studies, Paul H. Nitze School of Advanced International Studies, The Johns Hopkins University (since 1973)	31	None

Name, Address and Age	Position(s) Held with the Funds	Length of Term Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex(1) Overseen by Nominee (Including the Fund)	Other Directorships Held by Nominee
Jane E. Trust[2] Legg Mason & Co. 100 International Drive Baltimore, MD 21202 Birth year: 1962	Chairman, CEO, President and Director Class III (GDF), Class II (EHI)	Since 2015 (GDF), Since 2015 (EHI)	Managing Director of Legg Mason & Co. (since 2015); Officer and/or Trustee/Director of 157 funds associated with LMPFA or its affiliates (since 2015); Senior Vice President of LMPFA (since April 2015). Formerly, Director of ClearBridge, LLC (formerly, Legg Mason Capital Management, LLC) (2007 to 2014); Managing Director of Legg Mason Investment Counsel & Trust Co. (2000 to 2007).	147	None

(1)	The term “Fund Complex” means two or more registered investment companies that:
(a)	hold themselves out to investors as related companies for purposes of investment and investor services; or
(b)	have a common investment adviser or that have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies.
(2)	Ms. Trust is an “interested person” as defined in the 1940 Act because she is an officer of LMPFA and certain of its affiliates.

The Directors were selected to join each Board based upon the following as to each Director: his or her character and integrity; such person’s service as a board member of other funds in the Legg Mason, Inc. fund complex; such person’s willingness to serve and willingness and ability to commit the time necessary to perform the duties of a Director; as to each Director other than Ms. Trust, his or her status as not being an “interested person” as defined in the 1940 Act; and, as to Ms. Trust, her role with Legg Mason, Inc. No factor, by itself, was controlling.

In addition to the information provided in the table included above, each Director possesses the following attributes: Mr. Agdern, experience in business and as a legal professional; Ms. Colman, experience as a consultant and investment professional; Mr. Cronin, legal and managerial experience; Mr. Cucchi, experience as a college professor and leadership experience as an academic dean; Mr. Gelb, academic and world affairs and foreign relations experience and service as a board member of other registered investment companies; Mr. Hutchinson, experience in accounting and working with auditors, consulting, business and finance and service as a board member of another highly regulated financial services company; Ms. Kamerick, experience in business and finance, including financial reporting, and service as a board member of another highly regulated financial services company; Dr. Roett, expertise in Latin and South American societies and economies and academic leadership experience; and Ms. Trust, investment management and risk oversight experience as an executive and portfolio manager and leadership roles within Legg Mason and affiliated entities. References to the qualifications, attributes and skills of the Directors are pursuant to requirements of the Securities and Exchange Commission, do not constitute holding out of the Board or any Director as having any special expertise or experience, and shall not impose any greater responsibility or liability on any such person or on the Board by reason thereof.

Security Ownership of Management

The following table provides information concerning the dollar range of equity securities owned beneficially by each Director and nominee for election as Director as of December 31, 2015:

Name of Director/Nominee	Dollar Range(1) of Equity Securities in GDF	Dollar Range of Equity Securities in EHI	Aggregate Dollar Range of Equity Securities in all Funds Overseen by Director in Family of Investment Companies(1)
NON-INTERESTED DIRECTORS
Robert D. Agdern	None	None	None
Carol L. Colman	None	$1-$10,000	Over $100,000
Daniel P. Cronin	$10,001-$50,000	Over $100,000	Over $100,000
Paolo M. Cucchi	None	None	$10,001-$50,000
Leslie H. Gelb	None	None	None
William R. Hutchinson	None	$10,001-$50,000	Over $100,000
Eileen Kamerick	None	None	$10,001-$50,000
Riordan Roett	$1-$10,000	$1-$10,000	$10,001-$50,000
INTERESTED DIRECTOR
Jane E. Trust(2)	None	None	None

(1)

“Family of Investment Companies” means any two or more registered investment companies that share the same investment adviser or principal underwriter or hold themselves out to investors as related companies for purposes of investment and investor services.

(2)	Ms. Trust became a Director of each Fund, effective August 1, 2015.

At December 31, 2015, the Directors and officers of the Funds as a group beneficially owned less than 1% of the outstanding shares of each Fund’s common stock.

No Director or nominee for election as Director who is not an “interested person” of the Funds as defined in the 1940 Act, nor any immediate family members, to the best of the Funds’ knowledge, had any interest in the Funds’ investment adviser, or any person or entity (other than the Funds) directly or indirectly controlling, controlled by, or under common control with Legg Mason as of December 31, 2015.

Director Compensation

Under the federal securities laws, and in connection with the Meeting, the Funds are required to provide to stockholders in connection with the Meeting information regarding compensation paid to the Directors by the Funds, as well as by the various other investment companies advised by LMPFA. The following table provides information concerning the compensation paid to each Director by the Funds and the Fund Complex during the calendar year ended December 31, 2015 and the total compensation paid to each Director during the fiscal years ended May 31, 2015 for EHI and August 31, 2015 for GDF. Certain of the Directors listed below are members of the Funds’ Audit and Nominating Committees, as well as other committees of the boards of certain other investment companies advised by LMPFA. Accordingly, the amounts provided in the table include compensation for service on all such committees. The Funds do not provide any pension or retirement benefits to Directors. In addition, no remuneration was paid during the fiscal years ended May 31, 2015 for EHI and August 31, 2015 for GDF, respectively, to Ms. Trust who is an “interested person” as defined in the 1940 Act.

Name of Directors	Aggregate Compensation from GDF for Fiscal Year Ended 08/31/15	Aggregate Compensation from EHI for Fiscal Year Ended 05/31/15	Total Pension or Retirement Benefits Paid as Part of Fund Expenses(1)	Total Compensation from the Funds and Fund Complex(2) for Calendar Year Ended 12/31/15	Directorships(3)
Robert D. Agdern(4)	$2,589	$3,944	$0	$278,856	31
Carol L. Colman	3,802	9,386	0	308,552	31
Daniel P. Cronin	3,802	9,184	0	308,552	31
Paolo M. Cucchi	3,388	7,777	0	276,856	31
Leslie H. Gelb	3,388	7,592	0	278,856	31
William R Hutchinson	4,244	10,348	0	361,198	31
Eileen Kamerick	4,014	9,954	0	321,401	31
Riordan Roett	3,388	7,711	0	274,856	31

(1)	Pursuant to prior retirement plans, payments of $0 were made to former Directors for the fiscal year ended May 31, 2015 for EHI and August 31, 2015 for GDF.

(2)

“Fund Complex” means two or more Funds (a registrant or, where the registrant is a series company, a separate portfolio of the registrant) that hold themselves out to investors as related companies for purposes of investment and investor services or have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other Funds.

(3)	The numbers indicate the applicable number of investment companies in the Fund Complex overseen by that Director as of December 31, 2015.

(4)	Robert D. Agdern was appointed a member of the Board of Directors of each Fund, effective January 1, 2015.

As of January 1, 2014, the Funds paid each of the Independent Trustees an annual fee of $120,000, plus $22,500 for each regularly scheduled Board meeting attended in person and $2,000 for each telephonic meeting of the Board. In addition to the payments described above, (a) the Lead Independent Director of the Board receives $35,000; (b) the chairperson of the Audit Committee receives $30,000; (c) the chairperson of the Nominating Committee receives $15,000; and (d) the chairperson of the Investment Committee receives $15,000. The following changes became effective January 1, 2015, the chairperson of the Compensation Committee receives $15,000. The following changes became effective January 1, 2016, (1) each Independent Director’s annual retainer increased to $150,000 The annual compensation, fees and expenses are allocated among all the funds in the fund complex on the basis of average net assets.

Responsibilities of the Board of GDF and EHI

The Board of Directors is responsible under applicable state law for overseeing generally the management and operations of each Fund. The Directors oversee each Fund’s operations by, among other things, meeting at its regularly scheduled meetings and as otherwise needed with each Fund’s management and evaluating the performance of each Fund’s service providers including LMPFA, Western Asset, the Non-U.S. Subadvisers, the custodian and the transfer agent. As part of this process, the Directors consult with each Fund’s independent auditors and with their own separate independent counsel.

The Directors review each Fund’s financial statements, performance, net asset value and market price and the relationship between them, as well as the quality of the services being provided to each Fund. As part of this process, the Directors review the Fund’s fees and expenses in light of the nature, quality and scope of the services being received while also seeking to ensure that each Fund continues to have access to high quality services in the future.

The Board of Directors has four regularly scheduled meetings each year, and additional meetings may be scheduled as needed. In addition, the Board has a standing Audit Committee, Nominating Committee, Investment, Performance and Pricing Committee (the “Investment Committee”) and Compensation Committee that meet periodically and whose responsibilities are described below.

With respect to GDF, during the fiscal year ended August 31, 2015, the Board of Directors held four regular meetings and two special meetings. Each Director attended at least 75% of the aggregate number of meetings of the Board and the committees for which he or she was eligible. With respect to EHI, during the fiscal year ended May 31, 2015, the Board of Directors held four regular meetings and two special meetings. Each Director attended at least 75% of the aggregate number of meetings of the Board and the committees for which he or she was eligible. The Funds does not have a formal policy regarding attendance by Directors at annual meetings of stockholders.

Each of the Audit Committee and the Nominating Committee is composed of all Directors who have been determined not to be “interested persons” of each Fund, LMPFA, Western Asset or their affiliates within the meaning of the 1940 Act, and who are “independent” as defined in the New York Stock Exchange listing standards (“Independent Directors”), and is chaired by an Independent Director. The Board in its discretion from time to time may establish ad hoc committees.

The Board of Directors is currently comprised of nine directors, eight of whom are Independent Directors. Jane E. Trust currently serves as Chairman of the Board. Ms. Trust is an “interested person” of each Fund. The appointment of Ms. Trust as Chairman reflects the Board’s belief that her experience, familiarity with each Fund’s day-to-day operations and access to individuals with responsibility for each Fund’s management and operations provides the Board with insight into each Fund’s business and activities and, with her access to appropriate administrative support, facilitates the efficient development of meeting agendas that address each Fund’s business, legal and other needs and the orderly conduct of board meetings. Mr. Hutchinson serves as Lead Independent Director. The Chairman develops agendas for Board meetings in consultation with the Lead Independent Director and presides at all meetings of the Board. The Lead Independent Director, among other things, chairs executive sessions of the Independent Directors, serves as a spokesperson for the Independent Directors and serves as a liaison between the Independent Directors and each Fund’s management between Board meetings. The Independent Directors regularly meet outside the presence of management and are advised by independent legal counsel. The Board also has determined that its leadership structure, as described above, is appropriate in light of the size and complexity of each Fund, the number of Independent Directors (who constitute a super-majority of the Board’s membership) and the Board’s general oversight responsibility. The Board also believes that its leadership structure not only facilitates the orderly and efficient flow of information to the Independent Directors from management, including Western Asset and the Non-U.S. Subadvisers, but also enhances the independent and orderly exercise of its responsibilities.

Audit Committee

Each Fund’s Audit Committee is composed entirely of all of the Independent Directors: Mses. Colman and Kamerick and Messrs. Agdern, Cronin, Cucchi, Gelb, Hutchinson and Roett. Ms. Kamerick serves as the Chair of the Audit Committee and has been determined by the Board to be an “audit committee financial expert.” The principal functions of the Audit Committee are: to (a) oversee the scope of each Fund’s audit, each Fund’s accounting and financial reporting policies and practices and its internal controls and enhance the quality and objectivity of the audit function; (b) approve, and recommend to the Independent Board Members (as such term is defined in the Audit Committee Charter) for their ratification, the selection, appointment, retention or termination of each Fund’s independent registered public accounting firm, as well as approving the compensation thereof; and (c) approve all audit and permissible non-audit services provided to each Fund and certain other persons by each Fund’s independent registered public accounting firm. With respect to GDF, the Audit Committee met twice during the fiscal year ended August 31, 2015. In addition, the Board of Directors most recently reviewed and adopted an Audit Committee Charter at a meeting held on February 11, 2014, a copy of which was attached as Annex A to GDF’s proxy statement dated November 10, 2014. With respect to EHI, the Audit Committee met twice during the fiscal year ended May 31, 2015. In addition, the Board of Directors most recently reviewed and adopted an Audit Committee Charter at a meeting held on February 11, 2014, a copy of which was attached as Annex A to the Fund’s proxy statement dated August 27, 2014.

Nominating Committee

Each Fund’s Nominating Committee, the principal function of which is to select and nominate candidates for election as Directors of each Fund, is composed of all of the Independent Directors: Mses. Colman and Kamerick and Messrs. Agdern, Cronin, Cucchi, Gelb, Hutchinson and Roett. Mr. Cronin serves as the Chair of the Nominating Committee. The Nominating Committee may consider nominees recommended by the stockholder as it deems appropriate. Stockholders who wish to recommend a nominee should send recommendations to the Fund’s Secretary that include all information relating to such person that is required to be disclosed in solicitations of proxies for the election of Directors. A recommendation must be accompanied by a written consent of the individual to stand for election if nominated by the Board of Directors and to serve if elected by the stockholders. With respect to GDF, the Nominating Committee met three times during the fiscal year ended August 31, 2015. In addition, the Board of Directors most recently reviewed and adopted a Corporate Governance and Nominating Committee Charter at a meeting held on February 14, 2013, a copy of which was attached as Annex B to GDF’s Proxy Statement dated November 8, 2013. With respect to EHI, the Nominating Committee met twice during the fiscal year ended May 31, 2015. In addition, the Fund’s Board of Directors most recently reviewed and adopted a Corporate Governance and Nominating Committee Charter at a meeting held on February 14, 2013, a copy of which was attached as Annex B to EHI’s proxy statement dated August 23, 2013.

The Nominating Committee identifies potential nominees through its network of contacts, and in its discretion may also engage a professional search firm. The Nominating Committee meets to discuss and consider such candidates’ qualifications and then chooses a candidate by majority vote. The Nominating Committee does not have specific, minimum qualifications for nominees and has not established specific qualities or skills that it regards as necessary for one or more of each Fund’s Directors to possess (other than any qualities or skills that may be required by applicable law, regulation or listing standard). However, as set forth in the Nominating Committee Charter, in evaluating a person as a potential nominee to serve as a Director of the Fund, the Nominee Committee may consider the following factors, among any others it may deem relevant:

•	whether or not the person is an “interested person” as defined in the 1940 Act and whether the person is otherwise qualified under applicable laws and regulations to serve as a Director of the Fund;

•

whether or not the person has any relationships that might impair his or her independence, such as any business, financial or family relationships with Fund management, the investment manager of the Fund, Fund service providers or their affiliates;

•	whether or not the person serves on boards of, or is otherwise affiliated with, competing financial service organizations or their related mutual fund complexes;

•	whether or not the person is willing to serve, and willing and able to commit the time necessary for the performance of the duties of a Director of the Fund;

•

the contribution which the person can make to the Board and the Fund (or, if the person has previously served as a Director of the Fund, the contribution which the person made to the Board during his or her previous term of service), with consideration being given to the person’s business and professional experience, education and such other factors as the Committee may consider relevant;

•	the character and integrity of the person; and

•	whether or not the selection and nomination of the person would be consistent with the requirements of the Fund’s retirement policies.

The Nominating Committee does not have a formal diversity policy with regard to the identification of potential director nominees but may consider diversity of professional experience, education and skills when evaluating potential nominees for Board membership.

Investment Committee

Each Fund’s Investment Committee is composed entirely of all of the Independent Directors. The members of the Investment Committee are Mses. Colman and Kamerick and Messrs. Agdern, Cronin, Cucchi, Gelb, Hutchinson and Roett. Ms. Colman serves as Chair of each Fund’s Investment Committee. The principal functions of the Investment Committee are: (a) to review and revise, with LMPFA and/or Clearbridge, the investment performance data and related reports provided to the Board, (b) to review with LMPFA the investment performance benchmarks and peer groups used in reports delivered to the Board and (c) to perform other functions as the Board may delegate from time to time. With respect to GDF, the Investment Committee met four times during the fiscal year ended August 31, 2015. With respect to EHI, the Investment Committee met four times during the fiscal year ended May 31, 2015.

Compensation Committee

Each Fund’s Compensation Committee is composed entirely of all of the Independent Directors. The members of the Investment Committee are Mses. Colman and Kamerick and Messrs. Agdern, Cronin, Cucchi, Gelb, Hutchinson and Roett. Mr. Cucchi serves as Chair of each Fund’s Compensation Committee. The principal function of the Compensation Committee is to recommend the appropriate compensation of the Independent Directors for their service on the Board and the committees of the Board. Each Fund’s Compensation Committee was formed on January 1, 2016. As a newly formed committee, the Compensation Committee has not held a meeting.

Officers

Each Fund’s executive officers are chosen each year at a regular meeting of the Board of Directors of the Fund, to hold office until their respective successors are duly elected and qualified. The same individuals serve as officers of both GDF and EHI. In addition to Ms. Trust, each Fund’s Chairman, CEO and President, the executive officers of the Funds currently are:

Name, Address and Age	Position(s) Held with Fund	Length of Time Served	Principal Occupation(s) During Past 5 Years
Richard F. Sennett Legg Mason & Co. 100 International Drive, Baltimore, MD 21202 Birth year: 1970	Principal Financial Officer	Since 2011 (GDF), Since 2011 (EHI)	Principal Financial Officer and Treasurer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2011 and 2013); Managing Director of Legg Mason & Co. and Senior Manager of the Treasury Policy group for Legg Mason & Co.’s Global Fiduciary Platform (since 2011); formerly, Chief Accountant within the SEC’s Division of Investment Management (2007 to 2011); formerly, Assistant Chief Accountant within the SEC’s Division of Investment Management (2002 to 2007)

Ted P. Becker Legg Mason & Co. 620 Eighth Avenue, 49th Floor New York, NY 10018 Birth year: 1951	Chief Compliance Officer	Since 2006 (GDF), Since 2006 (EHI)	Director of Global Compliance at Legg Mason (since 2006); Chief Compliance Officer of LMPFA (since 2006); Managing Director of Compliance of Legg Mason & Co. (since 2005); Chief Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006)

Name, Address and Age	Position(s) Held with Fund	Length of Time Served	Principal Occupation(s) During Past 5 Years
Steven Frank Legg Mason & Co. 620 Eighth Avenue 49th Floor New York, NY 10018 Birth year: 1967	Treasurer	Since 2010 (GDF), Since 2010 (EHI)	Director of Legg Mason & Co. (since 2015); Treasurer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2010); formerly, Vice President of Legg Mason & Co. and Legg Mason & Co. predecessors (2002 to 2015); formerly, Controller of certain mutual funds associated with Legg Mason & Co. or its affiliates (prior to 2010)

Robert I. Frenkel Legg Mason & Co. 100 First Stamford Place Stamford, CT 06902 Birth year: 1954	Secretary and Chief Legal Officer	Since 2003 (GDF), Since 2003 (EHI)	Vice President and Deputy General Counsel of Legg Mason (since 2006); Managing Director and General Counsel of Global Mutual Funds for Legg Mason & Co. (since 2006) and Legg Mason & Co. predecessors (since 1994); Secretary and Chief Legal Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006)

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934, as amended, and Section 30(h) of the 1940 Act in combination require each Fund’s Directors and principal officers, persons who own more than 10% of the Funds’ common stock, LMPFA and certain of its affiliates, to file reports of ownership and changes in ownership with the SEC and the NYSE. Such persons and entities are required by SEC regulations to furnish each of the Funds with copies of all such filings. Based solely on its review of the copies of such forms received by it, or written representations from certain reporting persons, GDF believes that, during the fiscal year ended August 31, 2015, all such filing requirements were met with respect to GDF. In addition, based solely on its review of the copies of such forms received by it, or written representations from certain reporting persons, EHI believes that, during the fiscal year ended May 31, 2015, all such filing requirements were met with respect to EHI, except, due to an administrative oversight, a late filing of an initial Form 3 was made on behalf of each of the following persons: Amy Olmert, Manager of LMPFA (Form 3 was due in April 2011); Peter Nachtwey, Manager of LMPFA (Form 3 was due in April 2011); and Barry Bilson, Director of Western Asset (Form 3 was due in September 2013).

Investment Manager and Sub-Advisers

LMPFA has served as each Fund’s investment manager since August 1, 2006. LMPFA, located at 620 Eighth Avenue, New York, NY 10018, is a registered investment adviser that provides administrative and compliance oversight services to each Fund.

Under each Fund’s management agreement with LMPFA (the “Management Agreements”), subject to the supervision and direction of each Fund’s Board, LMPFA is delegated the responsibility of managing the Fund’s portfolio in accordance with the Fund’s stated investment objective and policies, making investment decisions for the Fund and placing orders to purchase and sell securities. LMPFA performs administrative and management services necessary for the operation of each Fund, such as (i) supervising the overall administration of the Fund, including negotiation of contracts and fees with and the monitoring of performance and billings of the Fund’s transfer agent, stockholder servicing agents, custodian and other independent contractors or agents; (ii) providing certain compliance, Fund accounting, regulatory reporting, and tax reporting services; (iii) preparing or participating in the preparation of Board materials, registration statements, proxy statements and reports and other communications to stockholders; (iv) maintaining the Fund’s existence, and (v) maintaining the registration and qualification of the Fund’s shares under federal and state laws.

Each Fund’s Management Agreement will continue in effect from year to year provided such continuance is specifically approved at least annually (a) by the Fund’s Board or by a majority of the outstanding voting securities of the Fund (as defined in the 1940 Act), and (b) in either event, by a majority of the Independent Directors with such Independent Directors casting votes in person at a meeting called for such purpose. Each Fund’s Management Agreement provides that LMPFA may render services to others. Each Fund’s Management Agreement is terminable without penalty on not more than 60 days’ nor less than 30 days’ written notice by the Fund when authorized either by a vote of holders of shares representing a majority of the voting power of the outstanding voting securities of the Fund (as defined in the 1940 Act) or by a vote of a majority of the Fund’s Directors, or by LMPFA on not less than 90 days’ written notice, and will automatically terminate in the event of its assignment. Each Fund’s Management Agreement provides that neither LMPFA nor its personnel shall be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the execution of security transactions for the Fund, except for willful misfeasance, bad faith or gross negligence or reckless disregard of its or their obligations and duties.

LMPFA does not provide day-to-day portfolio management services. Rather, portfolio management for each Fund is provided by Western Asset, located at 385 East Colorado Boulevard, Pasadena, California 91101.

Western Asset provides services to each Fund pursuant to a sub-advisory agreement between LMPFA and Western Asset (the “Western Asset Sub-Advisory Agreements”). Under each Western Asset Sub-Advisory Agreement, subject to the supervision and direction of each Fund’s Board and LMPFA, Western Asset will manage the Fund’s portfolio in accordance with the Fund’s stated investment objective and policies, assist in supervising all aspects of the Fund’s operations, make investment decisions for the Fund, place orders to purchase and sell securities, and employ professional portfolio managers and securities analysts who provide research services to the Fund.

The Western Asset Sub-Advisory Agreements will continue in effect from year to year provided such continuance is specifically approved at least annually (a) by the Board or by a majority of the outstanding voting securities of the Fund (as defined in the 1940 Act), and (b) in either event, by a majority of the Independent Directors with such Independent Directors casting votes in person at a meeting called for such purpose. The Board or a majority of the outstanding voting securities of each Fund (as defined in the 1940 Act) may terminate that Western Asset Sub-Advisory Agreement without penalty, in each case on not more than 60 days’ nor less than 30 days’ written notice to Western Asset. Western Asset may terminate each Western Asset Sub-Advisory Agreement on 90 days’ written notice to each Fund and LMPFA. LMPFA and Western Asset may terminate each Western Asset Sub-Advisory Agreement upon their mutual written consent. Each Western Asset Sub-Advisory Agreement will terminate automatically in the event of assignment by Western Asset and shall not be assignable by LMPFA without the consent of Western Asset.

In connection with Western Asset’s service to each Fund, Western Asset Management Company Pte. Ltd. in Singapore and Western Asset Management Company Limited in London provide certain subadvisory services to each Fund pursuant to sub-advisory agreements with each of Western Singapore and Western Asset Limited (collectively, the “Non-U.S. Sub-Advisory Agreements”). Additionally, GDF utilizes Western Japan for investment in Japan, while EHI does not. Western Singapore, Western Japan and Western Asset Limited are responsible, generally, for managing Asian (excluding Japan), Japanese, and global and non-U.S. dollar fixed income mandates, respectively. Because GDF does not have any investments in Japan, nor are any investments in Japan currently being contemplated, it is not anticipated that any changes to EHI’s portfolio will be made as a result of the non-utilization of Western Japan.

Western Singapore was established in 2000 and has offices at 1 George Street #23-01, Singapore 049145. Western Japan was founded in 1991 and has offices at 36F Shin- Marunouchi Building, 5-1 Marunouchi 1-Chome Chiyoda-Ku, Tokyo 100-6536, Japan. Western Asset Limited was founded in 1984 and has offices at 10 Exchange Square, Primrose Street, London EC2A2EN. Each of Western Singapore, Western Japan and Western Asset Limited is a corporation organized under the laws of Singapore, Japan and England, respectively. Each of Western Singapore, Western Japan and Western Asset Limited is registered under the Investment Advisers Act of 1940, as amended, and has irrevocably designated the Secretary of the U.S. Securities and Exchange Commission, as its agent to accept service of process in any suit, action or proceeding to enforce the provisions of U.S. securities laws. There can be no assurance that the Non-U.S. Sub-Advisers or Western Japan will have any assets in the United States that could be attached in connection with any action, suit or proceeding. In addition, it may not be possible to enforce judgments of U.S. courts or liabilities in original actions predicated upon civil liability provisions of U.S. law in foreign courts against any Non-U.S. Sub-Adviser or Western Japan.

The Non-U.S. Sub-Advisory Agreements will continue in effect from year to year provided such continuance is specifically approved at least annually (a) by the Board or by a majority of the outstanding voting securities of each Fund (as defined in the 1940 Act), and (b) in either event, by a majority of the Independent Directors with such Independent Directors casting votes in person at a meeting called for such purpose. The Board or a majority of the outstanding voting securities of each Fund (as defined in the 1940 Act) may terminate each Non-U.S. Sub-Advisory Agreement without penalty, in each case on not more than 60 days’ nor less than 30 days’ written notice to a respective Non-U.S. Subadviser. Each Non-U.S. Subadviser may terminate the Non-U.S. Sub-Advisory Agreement on 90 days’ written notice to each Fund and Western Asset. Western Asset and the Non-U.S. Subadviser may terminate the Non-U.S. Sub-Advisory Agreement upon their mutual written consent. The Non-U.S. Sub-Advisory Agreement will terminate automatically in the event of assignment by the Non-U.S. Subadviser and shall not be assignable by Western Asset without the consent of the Non-U.S. Subadviser.

Western Japan provides certain sub-advisory services to GDF pursuant to a sub-advisory agreement dated February 3, 2009 (the “Western Japan Sub-Advisory Agreement”). The Western Japan Sub-Advisory Agreement will continue in effect from year to year provided such continuance is specifically approved at least annually (a) by the Board or by a majority of the outstanding voting securities of GDF (as defined in the 1940 Act), and (b) in either event, by a majority of the Independent Directors with such Independent Directors casting votes in person at a meeting called for such purpose. The Board or a majority of the outstanding voting securities of GDF (as defined in the 1940 Act) may terminate the Western Japan Sub-Advisory Agreement without penalty, in each case on not more than 60 days’ nor less than 30 days’ written notice to Western Japan. Western Japan may terminate the Western Japan Sub-Advisory Agreement on 90 days’ written notice to GDF and Western Asset. Western Asset and Western Japan may terminate the Western Japan Sub-Advisory Agreement upon their mutual written consent. The Western Japan Sub-Advisory Agreement will terminate automatically in the event of assignment by Western Japan and shall not be assignable by Western Asset without the consent of Western Asset Limited.

GDF currently pays LMPFA an investment management fee, calculated daily and paid monthly, at an annual rate of 1.05% of GDF’s average weekly net assets. EHI currently pays LMPFA an investment management fee, calculated daily and paid monthly, at an annual rate of 0.85% of EHI’s managed assets, along with a voluntary investment management fee waiver of 0.05%, which reduced the annual rate of that fee to 0.80% of the average daily managed assets.

With respect to each Fund, LMPFA pays sub-advisory fees to Western Asset at the rate of 70% of the management fee paid to LMPFA.

Western Asset pays each of Western Singapore, Western Japan and Western Asset Limited a fee for its services at no additional expense to the Funds. The fee is based upon a percentage of the management fee equal to the amount of the Funds’ assets Western Asset allocates to each of Western Singapore, Western Japan and Western Asset Limited to manage.

LMPFA, Western Asset, Western Singapore, Western Japan and Western Asset Limited are wholly-owned subsidiaries of Legg Mason. Legg Mason, whose principal executive offices are at 100 International Drive, Baltimore, Maryland 21202, is a global asset management company.

Additional information about the factors considered by the Board of EHI in approving its Management Agreement and Sub-Advisory Agreements is set forth in EHI’s Semi-Annual Report to Stockholders for the Semi-Six-Month Period ended

March 31, 2015. Additional information about the factors considered by the Board of GDF in approving its Management Agreement and Sub-Advisory Agreements is set forth in GDF’s Semi-Annual Report to Stockholders for the Six-Month Period ended February 28, 2015.

Codes of Ethics

Pursuant to Rule 17j-1 under the 1940 Act, each of the Funds, LMPFA, Western Asset, Western Singapore, Western Japan and Western Asset Limited have adopted codes of ethics that permit their respective personnel to invest in securities for their own accounts, including securities that may be purchased or held by the Funds (the “Codes of Ethics”). All personnel must place the interests of clients first and avoid activities, interests and relationships that might interfere with the duty to make decisions in the best interests of the clients. All personal securities transactions by employees must adhere to the requirements of the applicable Codes of Ethics and must be conducted in such a manner as to avoid any actual or potential conflict of interest, the appearance of such a conflict, or the abuse of an employee’s position of trust and responsibility.

When personnel covered by either Fund’s Code of Ethics are employed by more than one of the managers affiliated with Legg Mason, those employees may be subject to such affiliate’s Code of Ethics adopted pursuant to Rule 17j-1, rather than the codes of ethics of the Funds.

Copies of the Codes of Ethics of the Funds, LMPFA, Western Asset, Western Singapore, Western Japan and Western Asset Limited are on file with the SEC.

Proxy Voting Policies

Although individual Directors may not agree with particular policies or votes by LMPFA, Western Asset, Western Singapore, or Western Asset Limited, each Fund’s Board has delegated proxy voting discretion to LMPFA and/or Western Asset, believing that LMPFA and/or Western Asset should be responsible for voting because it is a matter relating to the investment decision making process.

LMPFA delegates the responsibility for voting proxies for each Fund to Western Asset through its contracts with Western Asset. Western Asset will use its own proxy voting policies and procedures to vote proxies. Accordingly, LMPFA does not expect to have proxy-voting responsibility for the Funds. Should LMPFA become responsible for voting proxies for any reason, such as the inability of Western Asset to provide investment advisory services, LMPFA shall utilize the proxy voting guidelines established by the most recent subadviser to vote proxies until a new subadviser is retained. In the case of a material conflict between the interests of LMPFA (or its affiliates if such conflict is known to persons responsible for voting at LMPFA) and either Fund, the Board of Directors of LMPFA shall consider how to address the conflict and/or how to vote the proxies. LMPFA shall maintain records of all proxy votes in accordance with applicable securities laws and regulations, to the extent that LMPFA votes proxies. LMPFA shall be responsible for gathering relevant documents and records related to proxy voting from Western Asset and providing them to the relevant Fund as required for the Fund to comply with applicable rules under the 1940 Act.

LMPFA’s, Western Asset’s, Western Singapore’s and Western Asset Limited’s Proxy Voting Policies and Procedures govern in determining how proxies relating to each Fund’s portfolio securities are voted and are attached as Appendix D, Appendix E and Appendix F, respectively, to this Proxy Statement/Prospectus. Information regarding how each Fund voted proxies (if any) relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge (1) by calling 888-777-0102, (2) on the Fund’s website at http://www.lmcef.com and (3) on the SEC’s website at http://www.sec.gov.

Investment Professionals of the Funds

Below is summary information for the Funds’ investment professionals. Certain employees of Western Asset listed below are members of the management teams of both GDF and EHI; others are involved in the management of only one of the Funds.

Name and Address	Length of Time Served	Principal Occupation(s) During Last Five Years
S. Kenneth Leech Western Asset 385 East Colorado Blvd. Pasadena, CA 91101	Since 2006 (GDF), Since 2006 (EHI)	Responsible for the day-to-day management with other members of the Funds’ portfolio management team; Chief Investment Officer of Western Asset from 1998 to 2008 and since 2014; Senior Advisor/Chief Investment Officer Emeritus of Western Asset from 2008-2013; Co- Chief Investment Officer of Western Asset from 2013-2014.

Christopher F. Kilpatrick Western Asset 385 East Colorado Blvd. Pasadena, CA 91101	Since 2012 (GDF) Since 2012 (EHI)	Responsible for the day-to-day management with other members of the Funds’ portfolio management team; employed by Western Asset Management as an investment professional for at least the past five years.

Chia-Liang (CL) Lian Western Asset 385 East Colorado Blvd. Pasadena, CA 91101	Since 2014 (GDF) Since 2014 (EHI)	Responsible for the day-to-day management with other members of the Fund’s portfolio management team; employed by Western Asset Management as an investment professional for at least the past five years.

Ryan K. Brist Western Asset 385 East Colorado Blvd. Pasadena, CA 91101	Since 2010 (GDF) Since 2010 (EHI)	Responsible for the day-to-day management with other members of the Fund’s portfolio management team; employed by Western Asset Management as an investment professional since 2011; Prior to joining Western Asset, Mr. Lian spent approximately six years with the Pacific Investment Management Company (PIMCO), where he served as Head of Emerging Asia Portfolio Management.

Michael C. Buchanan Western Asset 385 East Colorado Blvd. Pasadena, CA 91101	Since 2006 (GDF), Since 2006 (EHI)	Responsible for the day-to-day management with other members of the Funds’ portfolio management team; employed by Western Asset Management as an investment professional for at least the past five years and currently Deputy Chief Investment Officer of Western Asset; formerly, Managing Director and head of U.S. Credit Products from 2003-2005 at Credit Suisse Asset Management.

Other Accounts Managed by Investment Professionals

The table below identifies the number of accounts (other than the Funds) for which the each Fund’s investment professionals have day-to-day management responsibilities and the total assets in such accounts, within each of the following categories: registered investment companies, other pooled investment vehicles and other accounts. Data for registered investment companies is based on the specific investment professionals that are named in the applicable disclosure documents. Data for other pooled investment vehicles and other accounts is based on Western Asset’s practice of naming a particular individual to maintain oversight responsibility for each vehicle/account. Where the named individual has been assigned primary responsibility for oversight of another pooled investment vehicle or other account, that vehicle/account has been allocated exclusively to that individual for disclosure purposes. For each category, the number of accounts and total assets in the accounts where fees are based on performance is also indicated as of November 30, 2015.

Investment Professional	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
S. Kenneth Leech(1)	109 registered investment companies with $186.06 billion in total assets under management	272 other pooled investment vehicles with $86.03 billion in assets under management	624 other accounts with $173.67 billion in total assets under management

		8 other pooled investment vehicles that charge a performance fee with approximately $1.49 billion in total assets under management	57 other accounts that charge a performance fee with approximately $17.97 billion in total assets under management

Christopher F. Kilpatrick	9 registered investment companies with $3.10 billion in total assets under management	None	None

Chia-Liang (CL) Lian	27 registered investment companies with $31.78 billion in total assets under management	40 other pooled investment vehicles with $13.70 billion in assets under management	150 other accounts with $31.23 billion in total assets under management

		1 other pooled investment vehicle that charge a performance fee with approximately $113.19 million in total assets under management	28 other accounts that charge a performance fee with approximately $9.03 billion in total assets under management

Ryan K. Brist	8 registered investment companies with $1.78 billion in total assets under management	23 other pooled investment vehicles with $14.62 billion in assets under management	53 other accounts with $20.16 billion in total assets under management

3 other accounts that charge a performance fee with approximately $651.74 million in total assets under management

Michael Buchanan	43 registered investment companies with $39.71 billion in total assets under management	77 other pooled investment vehicles with $35.76 billion in assets under management	190 other accounts with $51.15 billion in total assets under management

		4 other pooled investment vehicles that charge a performance fee with approximately $1.15 billion in total assets under management	21 other accounts that charge a performance fee with approximately $7.87 billion in total assets under management

(1)

The numbers above reflect the overall number of portfolios managed by employees of Western Asset. Mr. Leech is involved in the management of all the Firm’s portfolios, but they are not solely responsible for particular portfolios. Western Asset’s investment discipline emphasizes a team approach that combines the efforts of groups of specialists working in different market sectors. They are responsible for overseeing implementation of Western Asset’s overall investment ideas and coordinating the work of the various sector teams. This structure ensures that client portfolios benefit from a consensus that draws on the expertise of all team members.

Investment Professional Compensation

With respect to the compensation of the investment professionals, Western Asset’s compensation system assigns each employee a total compensation range, which is derived from annual market surveys that benchmark each role with its job function and peer universe. This method is designed to reward employees with total compensation reflective of the external market value of their skills, experience, and ability to produce desired results. Standard compensation includes competitive base salaries, generous employee benefits, and a retirement plan.

In addition, Western Asset’s employees are eligible for bonuses. These are structured to closely align the interests of employees with those of Western Asset, and are determined by the professional’s job function and pre-tax performance as measured by a formal review process. All bonuses are completely discretionary. The principal factor considered is an investment professional’s investment performance versus appropriate peer groups and benchmarks (e.g., a securities index and with respect to a fund, the benchmark set forth in the fund’s Prospectus to which the fund’s average annual total returns are compared or, if none, the benchmark set forth in the fund’s annual report). Performance is reviewed on a 1, 3 and 5 year basis for compensation—with 3 years having the most emphasis. Western Asset may also measure an investment professional’s pre-tax investment performance against other benchmarks, as it determines appropriate. Because investment professionals are generally responsible for multiple accounts (including the funds) with similar investment strategies, they are generally compensated based on the performance of the aggregate group of similar accounts, rather than a specific account. Other factors that may be considered when making bonus decisions include client service, business development, length of service to Western Asset, management or supervisory responsibilities, contributions to developing business strategy and overall contributions to Western Asset’s business.

Finally, in order to attract and retain top talent, all professionals are eligible for additional incentives in recognition of outstanding performance. These are determined based upon the factors described above and include Legg Mason stock options and long-term incentives that vest over a set period of time past the award date.

Potential Conflicts of Interest

Conflicts of Interest. The Managers and investment professionals have interests which may conflict with the interests of the Fund. There is no guarantee that the policies and procedures adopted by the Managers and the Funds will be able to identify or mitigate these conflicts of interest.

Some examples of material conflicts of interest include:

Allocation of Limited Time and Attention. An investment professional who is responsible for managing multiple funds and/or accounts may devote unequal time and attention to the management of those funds and/or accounts. An investment professional may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those funds and accounts as might be the case if he or she were to devote substantially more attention to the management of a single fund. Such an investment professional may make general determinations across multiple funds, rather than tailoring a unique approach for each fund. The effects of this conflict may be more pronounced where funds and/or accounts overseen by a particular investment professional have different investment strategies.

Allocation of Limited Investment Opportunities; Aggregation of Orders. If an investment professional identifies a limited investment opportunity that may be suitable for multiple funds and/or accounts, the opportunity may be allocated among these several funds or accounts, which may limit a fund’s ability to take full advantage of the investment opportunity. Additionally, Western Asset, Western Singapore, Western Japan or Western Asset Limited may aggregate transaction orders for multiple accounts for purpose of execution. Such aggregation may cause the price or brokerage costs to be less favorable to a particular client than if similar transactions were not being executed concurrently for other accounts. In addition, Western Asset’s, Western Singapore’s, Western Japan’s or Western Asset Limited’s trade allocation policies may result in a fund’s orders not being fully executed or being delayed in execution.

Pursuit of Differing Strategies. At times, an investment professional may determine that an investment opportunity may be appropriate for only some of a funds and/or accounts for which he or she exercises investment responsibility, or may decide that certain of a funds and/or accounts should take differing positions with respect to a particular security. In these cases, the investment professional may place separate transactions for one or more funds or accounts which may affect the market price of the security or the execution of the transaction, or both, to the detriment or benefit of one or more other funds and/or accounts. For example, an investment professional may determine that it would be in the interest of another account to sell a security that a fund holds long, potentially resulting in a decrease in the market value of the security held by a fund.

Cross Trades. Investment professionals may manage funds that engage in cross trades, where one of the manager’s funds or accounts sells a particular security to another fund or account managed by the same manager. Cross trades may pose conflicts of interest because of, for example, the possibility that one account sells a security to another account at a higher price than an independent third party would pay or otherwise enters into a transaction that it would not enter into with an independent party, such as the sale of a difficult-to-obtain security.

Selection of Broker/Dealers. Investment professionals may select or influence the selection of the brokers and dealers that are used to execute securities transactions for the funds and/or accounts that they supervise. In addition to executing trades, some brokers and dealers provide Western Asset, Western Singapore or Western Asset Limited with brokerage and research services. These services may be taken into account in the selection of brokers and dealers, in determination whether to select a dealer to effect a trade on a principal basis (as normally is the case for the funds) or determination whether to select a broker to effect a trade on an agency basis for a commission. This may result in the payment of higher brokerage fees and/or execution at a less favorable price than might have otherwise been available. The services obtained may ultimately be more beneficial to certain of the Managers’ funds or accounts than to others (but not necessarily to the funds that pay the increased commission or incur the less favorable execution). A decision as to the selection of brokers and dealers could therefore yield disproportionate costs and benefits among the funds and/or accounts managed.

Variation in Financial and Other Benefits. A conflict of interest arises where the financial or other benefits available to an investment professional differ among the funds and/or accounts that he or she manages. If the amount or structure of the investment manager’s management fee and/or an investment professional’s compensation differs among funds and/or accounts (such as where certain funds or accounts pay higher management fees or performance-based management fees), the investment professional might be motivated to help certain funds and/or accounts over others. Similarly, the desire to maintain assets under management or to enhance the investment professional’s performance record or to derive other rewards, financial or otherwise, could influence the investment professional in affording preferential treatment to those funds and/or accounts that could most significantly benefit the investment professional. An investment professional may, for example, have an incentive to allocate favorable or limited opportunity investments or structure the timing of investments to favor such funds and/or accounts. Also, an investment professional’s or the Managers’ desire to increase assets under management could influence the investment professional to keep a fund open for new investors without regard to potential benefits of closing the fund to new investors. Additionally, the investment professional might be motivated to favor funds and/or accounts in which he or she has an ownership interest or in which the investment manager and/or its affiliates have ownership interests. Conversely, if an investment professional does not personally hold an investment in a particular fund, the investment professional’s conflicts of interest with respect to such Fund be more acute.

Related Business Opportunities. LMPFA or its affiliates may provide more services (such as distribution or recordkeeping) for some types of funds or accounts than for others. In such cases, an investment professional may benefit, either directly or indirectly, by devoting disproportionate attention to the management of funds and/or accounts that provide greater overall returns to LMPFA and its affiliates.

An investment professional may also face other potential conflicts of interest in managing the Fund, and the description above is not a complete description of every conflict of interest that could be deemed to exist in managing both the Fund and the other funds and accounts listed above.

Investment Professional Securities Ownership

The table below identifies the dollar range of securities beneficially owned by the investment professionals of each Fund as of December 31, 2015.

Investment Professional	Dollar Range of EHI Securities Beneficially Owned	Dollar Range of GDF Securities Beneficially Owned	Aggregate dollar Range of Fund Securities Beneficially Owned
Kenneth Leech	$50,001-$100,000	None	None
Michael C. Buchanan	$50,001-$100,000	None	None
Chia-Liang (CL) Lian	None	None	None
Ryan K. Brist	None	None	None
Christopher F. Kilpatrick	$100,001-$500,000	None	None

ADDITIONAL INFORMATION ABOUT THE FUNDS

Legg Mason, Western Asset and Non-U.S. Subadvisers, have a financial interest in the Merger because their respective fees under agreements with EHI, which are based on managed assets that take into account the use of leverage, are higher than under the respective agreements with GDF, which are based on net assets and do not account for the use leverage, and increase as the assets of EHI increase, including the use of leverage. EHI’s assets will increase as a result of the Merger (although this increase in assets is expected to be offset by the concomitant loss of GDF’s assets and the related fees).

Further information about EHI is included in EHI’s Annual Report to Stockholders for the Fiscal Year Ended May 31, 2015, filed with the SEC on July 27, 2015 (accession no. 0001193125-15-263659), and GDF’s Annual Report to Stockholders for the Fiscal Year Ended August 31, 2015, filed with the SEC on April 17, 2015 (accession no. 0001193125-15-350735). Copies of these documents, the SAI related to this Proxy Statement/Prospectus and any subsequently released stockholder reports are available upon request and without charge, by writing to the Funds at 620 Eighth Avenue, New York, New York 10041, by visiting the Funds’ website at www.lmcef.com or by calling the Funds at 888-777-0102.

The Funds are subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and in accordance therewith, file reports and other information including proxy material, reports and charter documents with the SEC. These reports and other information can be inspected and copied at the public reference facilities maintained by the SEC at 100 F Street, NE, Washington, DC 20549. Reports and other information about each Fund are available on the Edgar Database on the SEC’s website at www.sec.gov. Copies of such material can also be obtained from the Public Reference Branch, Office of Consumer Affairs and Information Services, SEC, 100 F Street, NE, Washington, DC 20549 at prescribed rates. You may obtain information about the operation of the Public Reference Room by calling the SEC at 202-551-8090.

Financial Highlights

The financial highlights tables are intended to help you understand the performance of each Fund for the past five years. Certain information reflects financial results for a single share. Total return represents the rate that a stockholder would have earned (or lost) on a Fund share assuming reinvestment of all dividends and distributions. The information in the following tables has been derived from the Funds’ financial statements. The financial statements of EHI for the fiscal years ended, 2011, 2012, 2013, 2014 and 2015 and the financial statements of GDF for the fiscal years ended 2011, 2012, 2013, 2014 and 2015 have been audited by KPMG LLP, an independent registered public accounting firm, whose reports, along with the Funds’ financial statements, are included in the Funds’ annual reports (available upon request).

Financial Highlights for EHI (Acquiring Fund)

For a share of capital stock outstanding throughout each year ended May 31

	2015[1]	2014[1]	2013[1]	2012	2011

Net asset value, beginning of year	$13.59	$13.71	$12.80	$13.62	$12.08

Income (loss) from operations:
Net investment income	0.99	1.06	1.11	1.19	1.19
Net realized and unrealized gain (loss)	(1.09)	(0.02)	0.96	(0.85)	1.47
Total income (loss) from operations	(0.10)	1.04	2.07	0.34	2.66

Less distributions from:
Net investment income	(1.16)	(1.16)	(1.16)	(1.16)	(1.12)
Total distributions	(1.16)	(1.16)	(1.16)	(1.16)	(1.12)
Net asset value, end of year	$12.33	$13.59	$13.71	$12.80	$13.62

Market price, end of year	$10.91	$12.91	$13.30	$12.85	$13.38
Total return, based on NAV[2,3]	(0.66)%	8.12%	16.51%	2.81%	22.75%
Total return, based on Market Price[4]	(6.76)%	6.59%	12.77%	5.32%	36.14%
Net assets, end of year (000s)	$382,741	$422,015	$425,790	$395,093	$417,573

Ratios to average net assets:
Gross expenses	1.55%	1.53%	1.53%	1.56%	1.59%
Net expenses[5]	1.48	1.46	1.47	1.50	1.53
Net investment income	7.74	7.98	8.08	9.26	9.03

Portfolio turnover rate	40%	40%	40%	33%	75%

Supplemental data:
Loans Outstanding, End of Year (000s)	$125,000	$90,000	$100,000	$100,000	$100,000
Asset Coverage, per $1,000 principal amount of Loan Outstanding[7]	$4,062	$5,6896	$5,2586	$4,9516	$5,1766
Asset Coverage Ratio for Loan Outstanding[7]	406%	569%	526%	495%	518%
Weighted Average Loan (000s)	$102,205	$99,863	$100,000	$100,000	$100,000
Weighted Average Interest Rate on Loans	0.97%	0.96%	1.08%	1.10%	1.36%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]	The total return calculation assumes that distributions are reinvested at NAV. Past performance is no guarantee of future results.

[4]	The total return calculation assumes that distributions are reinvested in accordance with EHI’s dividend reinvestment plan. Past performance is no guarantee of future results.

[5]	Reflects fee waivers and/or expense reimbursements.

[6]	Added to conform to current period presentation.

[7]	Represents value of net assets plus the loan outstanding at the end of the period divided by the loan outstanding at the end of the period.

Financial Highlights for GDF (Target Fund)

For a share of capital stock outstanding throughout each year ended August 31:

	2015[1]	2014[1]	2013[1]	2012	2011

Net asset value, beginning of year	$11.93	$11.38	$12.11	$11.59	$11.62

Income (loss) from operations:
Net investment income	0.83	0.90	0.98	1.07	1.10
Net realized and unrealized gain (loss)	(1.83)	0.61	(0.60)	0.59	0.01
Total income (loss) from operations	(1.00)	1.51	0.38	1.66	1.11

Less distributions from:
Net investment income	(0.87)	(0.87)	(1.11)	(1.14)	(1.14)
Return of capital	—	(0.09)	—	—	—
Total distributions	(0.87)	(0.96)	(1.11)	(1.14)	(1.14)
Net asset value, end of year	$10.06	$11.93	$11.38	$12.11	$11.59

Market price, end of year	$8.29	$11.08	$10.61	$13.63	$12.19
Total return, based on NAV[2,3]	(8.64)%	13.73%	2.87%	15.33%	9.64%
Total return, based on Market Price[4]	(18.10)%	13.82%	(14.79)%	23.03%	6.58%
Net assets, end of year (000s)	$156,746	$185,949	$177,383	$188,080	$179,301

Ratios to average net assets:
Gross expenses	1.65%	1.50%	1.48%	1.53%	1.66%
Net expenses	1.65	1.50	1.48	1.53	1.66
Net investment income	7.63	7.63	7.97	9.32	9.10

Portfolio turnover rate	45%	33%	39%	37%	56%

Supplemental data:
Loan Outstanding, End of Year (000s)	$40,000	$39,000	$39,000	$39,000	$39,000
Asset Coverage Ratio for Loan Outstanding[5]	492%	577%	555%	582%	560%
Asset Coverage, per $1,000 Principal Amount of Loan Outstanding[5]	$4,919	$5,768 [6]	$5,548 [6]	$5,823 [6]	$5,597 [6]
Weighted Average Loan (000s)	$42,329	$39,000	$39,000	$39,000	$34,085
Weighted Average Interest Rate on Loans	0.95%	0.87%	0.90%	0.95%	0.94%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]	The total return calculation assumes that distributions are reinvested at NAV. Past performance is no guarantee of future results.

[4]	The total return calculation assumes that distributions are reinvested in accordance with GDF’s dividend reinvestment plan. Past performance is no guarantee of future results.

[5]	Represents value of net assets plus the loan outstanding at the end of the year divided by the loan outstanding at the end of the year.

[6]	Added to conform to current period presentation.

Net Asset Value, Market Price and Premium/Discount

Common shares of closed-end investment companies, such as the Funds, have frequently traded at a discount from net asset value, but some cases trade at a premium. Shares of closed-end investment companies investing primarily in fixed income securities tend to trade on the basis of income yield relative to the market price of the shares and the market price may also be affected by trading volume, general market and economic conditions and other factors beyond the control of the fund. As a result, the market price of each Fund’s Common Shares may be greater or less than the NAV per share. Since the commencement of each Fund’s operations, each Fund’s Common Shares have traded in the market at prices that were generally below NAV per share.

The following tables set forth the high and low sales prices for EHI Common Shares and GDF Common Shares on the NYSE, the NAV per share and the discount or premium to NAV per share represented by the quotation for each quarterly period during the last two calendar years.

EHI (Acquiring Fund) Fiscal Year End is May 31

	Quarterly High Price			Quarterly Low Price
Quarter Ended	Net Asset Value Per Share	NYSE Price	Premium/ (Discount)	Net Asset Value Per Share	NYSE Price	Premium/ (Discount)
March 31, 2014	$13.42	$12.66	-5.66%	$13.15	$12.04	-8.44%
June 30, 2014	13.67	12.96	-5.19%	13.44	12.35	-8.11%
September 30, 2014	13.65	12.90	-5.49%	13.35	12.15	-8.99%
December 31, 2014	13.06	12.22	-6.43%	11.93	10.58	-11.32%
March 31, 2015	12.42	11.32	-8.86%	12.21	10.94	-10.40%
June 30, 2015	12.51	11.34	-9.35%	11.94	10.23	-14.32%
September 30, 2015	11.99	10.47	-12.68%	10.74	8.85	-17.60%
December 31, 2015	11.08	9.57	-13.63%	10.19	8.41	-17.47%

GDF (Target Fund) Fiscal Year End is August 31

	Quarterly High Price			Quarterly Low Price
Quarter Ended	Net Asset Value Per Share	NYSE Price	Premium/ (Discount)	Net Asset Value Per Share	NYSE Price	Premium/ (Discount)
March 31, 2014	$11.79	$11.10	-5.85%	$11.65	$10.79	-7.38%
June 30, 2014	12.00	11.33	-5.58%	11.81	11.01	-6.77%
September 30, 2014	12.02	11.19	-6.91%	11.51	10.40	-9.64%
December 31, 2014	11.51	10.40	-9.64%	10.50	9.27	-11.71%
March 31, 2015	10.93	9.78	-10.52%	10.69	9.45	-11.60%
June 30, 2015	11.01	9.80	-10.99%	10.60	9.10	-14.15%
September 30, 2015	10.64	9.25	-13.06%	9.57	7.93	-17.14%
December 31, 2015	9.99	8.54	-14.51%	9.23	7.63	-17.33%

As of February 1, 2016, the NAV per share of EHI was $9.80 and the closing price of EHI Common Shares on the NYSE was $8.31, meaning EHI Common Shares were trading at a 15.2% discount to EHI’s NAV per share. Also as of February 1, 2016, the NAV per share of GDF was $8.90 and the closing price of GDF Common Shares on the NYSE was $4.37, meaning that GDF Common Shares were trading at a 16.5% discount to GDF’s NAV per share. The trading premium/discount for EHI Common Shares may change after the issuance of additional EHI Common Shares in the Merger and the resulting increase in supply of EHI Common Shares in the market.

CAPITALIZATION

The following table sets forth the unaudited capitalization of each Fund as of the date set out below, and on a pro forma basis as of that date, giving effect to the proposed acquisition of assets at net asset value. The pro forma capitalization information is for informational purposes only. No assurance can be given as to how many shares of EHI will be received by stockholders of GDF on the Closing Date, and the information should not be relied upon to reflect the number of shares of EHI that actually will be received.

The following table sets out the effect of the proposed acquisition of assets at net asset value on a pro forma basis:

Pro Forma Combined Capitalization Table As of December 31, 2015 (Unaudited)

	GDF (Target Fund)	EHI (Acquiring Fund)	Pro Forma Adjustments		Pro Forma Combined Fund
Total Net Assets	$144,210,964	$317,308,257	$(233,700	)(a)	$461,285,521
Shares Outstanding	15,596,783	31,053,250	(1,460,256	)(b)	45,179,7777
Net Asset Value	$9.25	$10.22			$10.21

(a)	Reflects adjustments for estimated Merger costs of $233,700.

(b)	Reflects adjustments to the number of Common Shares outstanding due to the Merger.

For more information about the Funds’ capital stock, see “Description of the Funds’ Capital Stock-Common Shares”

PORTFOLIO COMPOSITION

As of December 31, 2015, 128.54% of the market value of EHI’s portfolio was invested in long-term securities and -28.54% was invested in short-term securities.

S&P(1)	Moody’s(1)	Number of Issues	Market Value	Percent
AAA	Aaa	18	$(102,171,212)	(32.18)%
AA+, AA, AA	Aal, Aa, Aa2, Aa3	2	1,869,233	0.59
A+, A, A-	Al, A, A2, A3	28	20,751,260	6.54
BBB+, BBB, BBB-	Baal, Baa, Baa2, Baa3	117	105,202,612	33.14
Below Investment Grade	Below Investment Grade	371	285,249,986	89.84
Not Rated	Not Rated	32	6,575,050	2.07

Total		568	$317,476,929	100%

(1)	Ratings: using the lowest of S&P, Moody’s and Fitch rating.

As of December 31, 2015, 126.56% of the market value of GDF’s portfolio was invested in long-term securities and -26.56% was invested in short-term securities.

S&P(1)	Moody’s(1)	Number of Issues	Market Value	Percent
AAA	Aaa	21	$(42,243,487)	(29.29)%
AA+, AA, AA	Aal, Aa, Aa2, Aa3	5	2,310,817	1.60
A+, A, A-	Al, A, A2, A3	23	10,301,132	7.14
BBB+, BBB, BBB-	Baal, Baa, Baa2, Baa3	104	44,264,032	30.69
Below Investment Grade	Below Investment Grade	351	125,237,011	86.83
Not Rated	Not Rated	32	4,373,644.52	3.03

Total		536	$144,243,150	100%

(1)	Ratings: using the lowest of S&P, Moody’s and Fitch rating.

PORTFOLIO TRANSACTIONS

Neither Fund has an obligation to deal with any brokers or dealers in the execution of transactions in portfolio securities. Subject to policy established by the Boards of the Funds, the Managers are responsible for each Fund’s portfolio decisions and the placing of the Fund’s portfolio transactions.

Portfolio securities normally will be purchased or sold from or to dealers serving as market makers for the securities at a net price, which may include dealer spreads and underwriting commissions. In placing orders, it is the policy of each Fund to obtain the best results, taking into account the general execution and operational facilities of the broker or dealer, the type of transaction involved and other factors, such as the risk of the broker or dealer in positioning the securities involved. While the Managers generally seek the best price in placing its orders, neither Fund may necessarily be paying the lowest price available. Subject to seeking the best price and execution, securities firms which provide supplemental research to the Managers may receive orders for transactions by the Fund. Information so received will be in addition to and not in lieu of the services required to be performed by each Managers under each management agreement, and the expenses of the Managers will not necessarily be reduced as a result of the receipt of such supplemental information.

The aggregate amount of brokerage commissions paid during the three most recent fiscal years was $10,517 for GDF and $28,574 for EHI. Each Fund expects that all portfolio transactions will be effected on a principal basis and, accordingly, does not expect to pay any brokerage commissions. To the extent a Fund does effect brokerage transactions, affiliated persons (as such term is defined in the 1940 Act) of the Fund, or affiliated persons of such persons, may from time to time be selected to perform brokerage services for the Fund, subject to the considerations discussed above, but are prohibited by the 1940 Act from dealing with the Fund as a principal in the purchase or sale of securities. In order for such an affiliated person to be permitted to effect any portfolio transactions for a Fund, the commissions, fees or other remuneration received by such affiliated person must be reasonable and fair compared to the commissions, fees or other remuneration received by other brokers in connection with comparable transactions involving similar securities being purchased or sold during a comparable period of time. This standard would allow such an affiliated person to receive no more than the remuneration which would be expected to be received by an unaffiliated broker in a commensurate arm’s-length transaction.

Investment decisions for each Fund are made independently from those for other funds and accounts advised or managed by the Managers. Such other funds and accounts may also invest in the same securities as the Funds. When a purchase or sale of the same security is made at substantially the same time on behalf of a Fund and another fund or account, the transaction will be averaged as to price, and available investments allocated as to amount, in a manner which the Managers believe to be equitable to the Fund and such other fund or account. In some instances, this investment procedure may adversely affect the price paid or received by a Fund or the size of the position obtained or sold by the Fund. To the extent permitted by law, the Managers may aggregate the securities to be sold or purchased for the Fund with those to be sold or purchased for other funds and accounts in order to obtain best execution.

Although neither Fund has any restrictions on portfolio turnover, it is neither Fund’s policy to engage in transactions with the objective of seeking profits from short-term trading. It is expected that the annual portfolio turnover rate of the Funds will not exceed 200%. The portfolio turnover rate is calculated by dividing the lesser of sales or purchases of portfolio securities by the average monthly value of a Fund’s portfolio securities. For purposes of this calculation, portfolio securities exclude all securities having a maturity when purchased of one year or less. A high rate of portfolio turnover involves correspondingly greater transaction costs than a lower rate, which costs are borne by the Funds and their stockholders.

DIVIDENDS AND DISTRIBUTIONS

Distributions

General

Each Fund intends to distribute its net investment (ordinary) income on a monthly basis. At least annually, each Fund intends to distribute all of its net long-term capital gains, if any. For each Fund, both monthly and annual distributions to holders of common stock will be made only after making interest and required principal payments on borrowings, if any, or paying any accrued dividends on, or redeeming or liquidating, any preferred stock.

From time to time, each Fund may distribute less than the entire amount of net investment income earned in a particular period, which amount may be available to supplement future distributions As a result, the distributions paid by a Fund for any particular monthly period may be more or less than the amount of net investment income actually earned by the Fund during the period and the Fund may have to sell a portion of its investment portfolio to make a distribution at a time when independent investment judgment might not dictate such action. Undistributed net investment income is included in the net asset value of a common stock and, correspondingly, distributions from net investment income will reduce the common stock’s net asset value. In addition, the terms of any borrowings or preferred stock (if issued) may prohibit a Fund from making distributions in the amount or at the time that it otherwise would.

EHI Dividend Reinvestme nt Plan

Unless you elect to receive distributions in cash, all distributions, on your EHI Common Shares will be automatically reinvested by (“AST”), as agent for the holders of EHI Common Shares (the “EHI Agent”), in additional EHI Common Shares under the Dividend Reinvestment Plan (the “Plan”). You may elect not to participate in the EHI Plan by contacting the EHI Agent. If you do not participate, you will receive all cash distributions paid by check mailed directly to you by AST as distribution paying agent.

If you participate in the EHI Plan, the number of EHI Common Shares you will receive will be determined as follows:

(1) If the market price of the EHI Common Shares on the record date (or, if the record date is not a New York Stock Exchange trading day, the immediately preceding trading day) for determining stockholders eligible to receive the relevant distribution (the “determination date”) is equal to or exceeds 98% of the net asset value per share of the EHI Common Shares, the Fund will issue new EHI Common Shares at a price equal to the greater of (a) 98% of the net asset value per share at the close of trading on the Exchange on the determination date or (b) 95% of the market price per share of the EHI Common Shares on the determination date.

(2) If 98% of the net asset value per share of the EHI Common Shares exceeds the market price of the EHI Common Shares on the determination date, the EHI Agent will receive the distribution in cash and will buy EHI Common Shares in the open market, on the Exchange or elsewhere, for your account as soon as practicable commencing on the trading day following the determination date and terminating no later than the earlier of (a) 30 days after the distribution payment date, or (b) the record date for the next succeeding distribution to be made to the holders of EHI Common Shares; except when necessary to comply with applicable provisions of the federal securities laws. If during this period: (i) the market price rises so that it equals or exceeds 98% of the net asset value per share of the EHI Common Shares at the close of trading on the Exchange on the determination date before the EHI Agent has completed the open market purchases or (ii) if the EHI Agent is unable to invest the full amount eligible to be reinvested in open market purchases, the EHI Agent will cease purchasing EHI Common Shares in the open market and the Fund shall issue the remaining EHI Common Shares at a price per share equal to the greater of (a) 98% of the net asset value per share at the close of trading on the Exchange on the determination date or (b) 95% of the then current market price per share.

The EHI Agent maintains all participants’ accounts in the EHI Plan and gives written confirmation of all transactions in the accounts, including information you may need for tax records. EHI Common Shares in your account will be held by the EHI Agent in non-certificated form. Any proxy you receive will include all EHI Common Shares you have received under the EHI Plan.

You may withdraw from the EHI Plan by notifying the EHI Agent in writing at 6201 15th Avenue, Brooklyn, New York 11219 or by calling the EHI Agent at 1-888-888-0151. Such withdrawal will be effective immediately if notice is received by the EHI Agent not less than ten business days prior to any distribution record date; otherwise such withdrawal will be effective as soon as practicable after the EHI Agent’s investment of the most recently declared distribution on the EHI Common Shares. The EHI Plan may be terminated by the Fund upon notice in writing mailed to holders of EHI Common Shares at least 30 days prior to the record date for the payment of any distribution by the Fund for which the termination is to be effective. Upon any termination, you will be sent a certificate or certificates for the full EHI Common Shares held for you under the EHI Plan and cash for any fractional EHI Common Shares. You may elect to notify the EHI Agent in advance of such termination to have the EHI Agent sell part or all of your shares on your behalf. You will be charged $5.00 plus a $0.05 per Common Share service charge and the EHI Agent is authorized to deduct brokerage charges actually incurred for this transaction from the proceeds.

There is no service charge for reinvestment of your distributions in EHI Common Shares. However, all participants will pay a pro rata share of brokerage commissions incurred by the EHI Agent when it makes open market purchases. Because all distributions will be automatically reinvested in additional EHI Common Shares, this allows you to add to your investment through dollar cost averaging, which may lower the average cost of your EHI Common Shares over time.

Automatically reinvesting distributions does not mean that you do not have to pay income taxes due upon receiving distributions.

The Fund reserves the right to amend or terminate the EHI Plan if, in the judgment of the Board of Directors, the change is warranted. There is no direct service charge to participants in the EHI Plan; however, the Fund reserves the right to amend the EHI Plan to include a service charge payable by the participants. Additional information about the EHI Plan and your account may be obtained from the EHI Agent at 1-888-888-0151.

GDF Dividend Reinvestment Plan and Cash Purchase Plan

Each holder initially purchasing shares of GDF Common Shares, on or after September 6, 1996 will be deemed to have elected to be a participant in the Amended and Restated Dividend Reinvestment and Cash Purchase Plan (the “GDF Plan”), unless the stockholder specifically elects in writing (addressed to the GDF Agent at the address below or to any nominee who holds GDF Common Shares for the stockholder in its name) to receive all distributions in cash, paid by check, mailed directly to the record holder by or under the direction of American Stock Transfer & Trust Company as the Fund’s dividend-paying agent (“GDF Agent”). A stockholder whose GDF Common Shares are held in the name of a broker or nominee who does not provide an automatic reinvestment service may be required to take such GDF Common Shares out of “street name” and register such GDF Common Shares in the stockholder’s name in order to participate, otherwise distributions will be paid in cash to such stockholder by the broker or nominee. Each participant in the GDF Plan is referred to herein as a “Participant.” The GDF Agent will act as agent for each Participant, and will open accounts for each Participant under the GDF Plan in the same name as their GDF Common Shares are registered.

Unless GDF declares a distribution payable only in the form of cash, the GDF Agent will apply all distributions in the manner set forth below.

If, on the determination date, the market price per Share equals or exceeds the net asset value per Share on that date (such condition, a “market premium”), the GDF Agent will receive the distribution in newly issued GDF Common Shares of GDF on behalf of Participants. If, on the determination date, the net asset value per Share exceeds the market price per Share (such condition, a “market discount”), the GDF Agent will purchase GDF Common Shares in the open-market. The determination date will be the fourth NYSE trading day (a NYSE trading day being referred to herein as a “Trading Day”) preceding the payment date for the distribution. For purposes herein, “market price” will mean the average of the highest and lowest prices at which the GDF Common Shares sell on the NYSE on the particular date, or if there is no sale on that date, the average of the closing bid and asked quotations.

Purchases made by the GDF Agent will be made as soon as practicable commencing on the Trading Day following the determination date and terminating no later than 30 days after the distribution payment date except where temporary curtailment or suspension of purchase is necessary to comply with applicable provisions of federal securities law; provided, however, that such purchases will, in any event, terminate on the Trading Day prior to the “ex-dividend” date next succeeding the distribution payment date.

If (i) the GDF Agent has not invested the full distribution amount in open-market purchases by the date specified in paragraph 4 above as the date on which such purchases must terminate or (ii) a market discount shifts to a market premium during the purchase period, then the GDF Agent will cease making open-market purchases and will receive the uninvested portion of the distribution amount in newly issued GDF Common Shares (x) in the case of (i) above, at the close of business on the date the GDF Agent is required to terminate making open-market purchases as specified in paragraph 4 above or (y) in the case of (ii) above, at the close of business on the date such shift occurs; but in no event prior to the payment date for the distribution.

In the event that all or part of a distribution amount is to be paid in newly issued GDF Common Shares, such GDF Common Shares will be issued to Participants in accordance with the following formula: (i) if, on the valuation date, the net asset value per Share is less than or equal to the market price per GDF Common Share, then the newly issued GDF Common Shares will be valued at net asset value per Share on the valuation date; provided, however, that if the net asset value is less than 95% of the market price on the valuation date, then such GDF Common Shares will be issued at 95% of the market price and (ii) if, on the valuation date, the net asset value per Share is greater than the market price per Share, then the newly issued GDF Common Shares will be issued at the market price on the valuation date. The valuation date will be the distribution payment date, except that with respect to GDF Common Shares issued pursuant to paragraph 5 above, the valuation date will be the date such GDF Common Shares are issued. If a date that would otherwise be a valuation date is not a Trading Day, the valuation date will be the next preceding Trading Day.

Participants have the option of making additional cash payments to the GDF Agent, monthly, in a minimum amount of $250, for investment in GDF Common Shares. The GDF Agent will use all such funds received from Participants to purchase GDF Common Shares in the open market on or about the first business day of each month. To avoid unnecessary cash accumulations, and also to allow ample time for receipt and processing by the GDF Agent, Participants should send in voluntary cash payments to be received by the GDF Agent approximately 10 days before an applicable purchase date specified above. A Participant may withdraw a voluntary cash payment by written notice, if the notice is received by the GDF Agent not less than 48 hours before such payment is to be invested.

Purchases by the GDF Agent pursuant to paragraphs 4 and 7 above may be made on any securities exchange on which the GDF Common Shares are traded, in the over-the-counter market or in negotiated transactions, and may be on such terms as to price, delivery and otherwise as the GDF Agent shall determine. Funds held by the GDF Agent uninvested will not bear interest, and it is understood that, in any event, the GDF Agent shall have no liability in connection with any inability to purchase GDF Common Shares within the time periods herein provided, or with the timing of any purchases effected. The GDF Agent shall have no responsibility as to the value of the GDF Common Shares acquired for the Participant’s account. The GDF Agent may commingle amounts of all Participants to be used for open-market purchases of GDF Common Shares and the price per GDF Common Share allocable to each Participant in connection with such purchases shall be the average price (including brokerage commissions) of all GDF Common Shares purchased by the GDF Agent.

The GDF Agent will maintain all Participants’ accounts in the GDF Plan and will furnish written confirmations of all transactions in each account, including information needed by Participants for personal and tax records. The GDF Agent will hold GDF Common Shares acquired pursuant to the GDF Plan in noncertificated form in the Participant’s name or that of its nominee, and each Participant’s proxy will include those GDF Common Shares purchased pursuant to the GDF Plan. The GDF Agent will forward to Participants any proxy solicitation material and will vote any GDF Common Shares so held for Participants only in accordance with the proxy returned by Participants to GDF. Upon written request, the GDF Agent will deliver to Participants, without charge, a certificate or certificates for the full GDF Common Shares.

The GDF Agent will confirm to Participants each acquisition made for their respective accounts as soon as practicable but not later than 60 days after the date thereof. Although Participants may from time to time have an undivided fractional interest (computed to three decimal places) in a GDF Common Share, no certificates for fractional shares will be issued. Distributions on fractional shares will be credited to each Participant’s account. In the event of termination of a Participant’s account under the GDF Plan, the GDF Agent will adjust for any such undivided fractional interest in cash at the market value of GDF Common Shares at the time of termination less the pro rata expense of any sale required to make such an adjustment.

Any share dividends or split shares distributed by GDF on GDF Common Shares held by the GDF Agent for Participants will be credited to their respective accounts. In the event that GDF makes available to Participants rights to purchase additional GDF Common Shares or other securities, the GDF Common Shares held for Participants under the GDF Plan will be added to other GDF Common Shares held by the Participants in calculating the number of rights to be issued to Participants.

The GDF Agent’s service fee for handling distributions will be paid by GDF. Participants will be charged a pro rata share of brokerage commissions on all open-market purchases.

Participants may terminate their accounts under the GDF Plan by notifying the GDF Agent in writing. Such termination will be effective immediately if notice is received by the GDF Agent not less than 10 days prior to any distribution record date; otherwise such termination will be effective on the first Trading Day after the payment date for such distribution with respect to any subsequent distribution. The GDF Plan may be amended or terminated by GDF as applied to any voluntary cash payments made and any distribution paid subsequent to written notice of the change or termination sent to Participants at least 30 days prior to the record date for the distribution. The GDF Plan may be amended or terminated by the GDF Agent, with GDF’s prior written consent, on at least 30 days’ written notice to Participants. Notwithstanding the preceding two sentences, the GDF Agent or GDF may amend or supplement the GDF Plan at any time or times when necessary or appropriate to comply with applicable law or rules or policies of the Securities and Exchange Commission or any other regulatory authority. Upon any termination, the GDF Agent will cause a certificate or certificates for the full GDF Common Shares held by each Participant under the GDF Plan and cash adjustment for any fraction to be delivered to each Participant without charge.

Any amendment or supplement shall be deemed to be accepted by each Participant unless, prior to the effective date thereof, the GDF Agent receives written notice of the termination of the Participant’s account under the GDF Plan. Any such amendment may include an appointment by the GDF Agent in its place and stead of a successor GDF Agent under these terms and conditions, with full power and authority to perform all or any of the acts to be performed by the GDF Agent under these terms and conditions. Upon any such appointment of an GDF Agent for the purpose of receiving distributions, GDF will be authorized to pay to such successor GDF Agent, for each Participant’s account, all distributions payable on GDF Common Shares of GDF held in each Participant’s name or under the GDF Plan for retention or application by such successor GDF Agent as provided in these terms and conditions.

In the case of Participants, such as banks, broker-dealers or other nominees, which hold GDF Common Shares for others who are beneficial owners (“Nominee Holders”), the GDF Agent will administer the GDF Plan on the basis of the number of GDF Common Shares certified from time to time by each Nominee Holder as representing the total amount registered in the Nominee Holder’s name and held for the account of beneficial owners who are to participate in the GDF Plan.

The GDF Agent shall at all times act in good faith and use its best efforts within reasonable limits to insure the accuracy of all services performed under this Agreement and to comply with applicable law, but assumes no responsibility and shall not be liable for loss or damage due to errors unless such error is caused by its negligence, bad faith, or willful misconduct or that of its employees.

All correspondence concerning the GDF Plan should be directed to the GDF Agent at 6201 15th Avenue, Brooklyn, New York 11219.

TAXATION

Set forth below is a discussion of the material U.S. federal income tax aspects concerning EHI and the acquisition, ownership and disposition of EHI Common Shares. This discussion does not purport to be complete or to deal with all aspects of U.S. federal income taxation that may be relevant to stockholders in light of their particular circumstances. Unless otherwise noted, this discussion assumes you are a U.S. stockholder and that you hold your shares as a capital asset (generally, property held for investment). You will be a U.S. stockholder if you are an individual who is a citizen or resident of the United States, a U.S. domestic corporation, or any other person that is subject to U.S. federal income tax on a net income basis in respect of an investment in EHI Common Shares. This discussion is based upon the Code, the regulations promulgated thereunder, and judicial and administrative ruling authorities, as of the date hereof, all of which are subject to change, or differing interpretations (possibly with retroactive effect). This discussion does not represent a detailed description of the U.S. federal income tax considerations relevant to special classes of taxpayers including, without limitation, financial institutions, insurance companies, partnerships or other pass-through entities (or investors therein), U.S. stockholders whose “functional currency” is not the United States dollar, tax-exempt organizations, dealers in securities or currencies, traders in securities or commodities that elect mark-to-market treatment, or persons that will hold EHI Common Shares as a position in a “straddle,” “hedge” or as part of a “constructive sale” for U.S. federal income tax purposes. In addition, this discussion does not address the application of the U.S. federal alternative minimum tax or the Medicare tax on net investment income, or the effects of any state, local or foreign tax laws. You should consult your own tax advisers with regard to the U.S. federal income tax consequences of the acquisition, ownership, or disposition of EHI Common Shares, as well as the tax consequences arising under the laws of any state, foreign country or other taxing jurisdiction.

Taxation of EHI

EHI has elected to be treated and intends to continue to qualify annually as a regulated investment company (“RIC”) under Subchapter M of the Code.

To qualify for the favorable U.S. federal income tax treatment generally accorded to RICs, EHI must, among other things: (i) derive in each taxable year at least 90% of its gross income from (a) dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stock, securities or foreign currencies or other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies; and (b) net income derived from interests in certain publicly traded partnerships that are treated as partnerships for U.S. federal income tax purposes and that derive less than 90% of their gross income from the items described in (a) above (each a “Qualified Publicly Traded Partnership”); and (ii) diversify its holdings so that, at the end of each quarter of the taxable year, (a) at least 50% of the value of EHI’s assets is represented by cash and cash items (including receivables), U.S. government securities, the securities of other RICs and other securities, with such other securities of any one issuer limited for the purposes of this calculation to an amount not greater than 5% of the value of EHI’s total assets and not greater than 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the value of its total assets is invested in the securities (other than U.S. government securities or the securities of other RICs) of a single issuer, or two or more issuers that EHI controls and that are engaged in the same, similar or related trades or businesses, or any one or more Qualified Publicly Traded Partnerships.

As a RIC, EHI generally will not be subject to U.S. federal income tax on its investment company taxable income (as that term is defined in the Code, but determined without regard to the deduction for dividends paid) and net capital gain (the excess of net long-term capital gain over net short-term capital loss), if any, that it distributes in each taxable year to its stockholders, provided that it distributes at least 90% of the sum of its investment company taxable income and its net tax-exempt income for such taxable year. EHI intends to distribute to its stockholders, at least annually, substantially all of its investment company taxable income and net capital gain.

Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% federal excise tax. To prevent imposition of the excise tax, EHI must distribute during each calendar year an amount at least equal to the sum of (i) 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (ii) 98.2% of its capital gains in excess of its capital losses (adjusted for certain ordinary losses) for the one-year period ending October 31 of the calendar year, and (iii) any ordinary income and capital gains for previous years that were not distributed during those years. For these purposes, EHI will be deemed to have distributed any income or gains on which it paid corporate income tax.

A distribution by EHI will be treated as paid on December 31 of any calendar year if it is declared by EHI in October, November or December with a record date in such a month and paid by EHI during January of the following calendar year. Such distributions will be taxable to stockholders in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received.

If EHI failed to qualify as a RIC or failed to satisfy the 90% distribution requirement in any taxable year, EHI would be taxed as an ordinary corporation on its taxable income even if such income were distributed to its stockholders and all distributions out of earnings and profits (including distributions of net capital gain) would be taxed to stockholders as ordinary dividend income. Such distributions generally would be eligible (i) to be treated as “qualified dividend income” in the case of individual and other non-corporate stockholders and (ii) for the dividends received deduction in the case of corporate stockholders. In addition, EHI could be required to recognize unrealized gains, pay taxes and make distributions (which could be subject to interest charges) before re-qualifying for taxation as a RIC.

Distributions

Distributions to stockholders by EHI of ordinary income and of net short-term capital gains, if any, realized by EHI will generally be taxable to stockholders as ordinary income to the extent that such distributions are paid out of EHI’s current or accumulated earnings and profits (as determined for U.S. federal income tax purposes). Distributions, if any, of net capital gains that are properly reported by EHI as capital gain dividends will be taxable as long-term capital gains, regardless of the length of time the stockholder has owned shares of EHI. A distribution of an amount in excess of EHI’s current and accumulated earnings and profits will be treated by a stockholder as a return of capital, which is applied against and reduces the stockholder’s basis in his or her shares. To the extent that the amount of any such distribution exceeds the stockholder’s basis in his or her shares, the excess will be treated by the stockholder as gain from a sale or exchange of the shares. Distributions paid by EHI generally will not be eligible for the dividends received deduction allowance to corporations or for the reduced rates applicable to “qualified dividend income” received by non-corporate stockholders.

Distributions will be treated in the manner described above regardless of whether such distributions are paid in cash or invested in additional EHI Common Shares pursuant to the EHI Plan. Stockholders receiving distributions in the form of additional EHI Common Shares will be treated as receiving a distribution in the amount of cash that they would have received if they had elected to receive the distribution in cash, unless EHI issues new shares that are trading at or above net asset value, in which case, such stockholders will be treated as receiving a distribution in the amount of the fair market value of the distributed shares.

EHI may elect to retain its net capital gain or a portion thereof for investment and be taxed at corporate rates on the amount retained. In such case, it may designate the retained amount as undistributed capital gains in a notice to its stockholders, who will be treated as if each received a distribution of his or her pro rata share of such gain, with the result that each stockholder will (i) be required to report his or her pro rata share of such gain on his or her tax return as long-term capital gain, (ii) receive a refundable tax credit for his or her pro rata share of tax paid by EHI on the gain and (iii) increase the tax basis for his or her shares by an amount equal to the deemed distribution less the tax credit.

Stockholders will be notified annually as to the U.S. federal tax status of distributions, and stockholders receiving distributions in the form of additional shares will receive a report as to the net asset value of those shares.

Sale or Exchange of EHI Common Shares

Upon the sale or other disposition of EHI Common Shares, a stockholder will generally realize capital gain or loss in an amount equal to the difference between the amount realized and the stockholder’s adjusted tax basis in the shares sold. Such gain or loss will be long-term or short-term, depending upon the stockholder’s holding period for the shares. Generally, a stockholder’s gain or loss will be a long-term gain or loss if the shares have been held for more than one year. For non-corporate taxpayers, long-term capital gains are currently eligible for reduced rates of taxation.

No loss will be allowed on the sale or other disposition of shares if the owner acquires (including acquisitions of EHI Common Shares pursuant to the EHI Plan) or enters into a contract or option to acquire securities that are substantially identical to such shares within 30 days before or after the disposition. In such a case, the basis of the securities acquired will be adjusted to reflect the disallowed loss. Losses realized by a stockholder on the sale or exchange of shares held for six months or less are treated as long-term capital losses to the extent of any distribution of long-term capital gain received (or amounts designated as undistributed capital gains) with respect to such shares.

Under Treasury regulations, if a stockholder recognizes a loss with respect to shares of $2 million or more for an individual stockholder or $10 million or more for a corporate stockholder in any single taxable year (or a greater loss over a combination of years), the stockholder must file with the Internal Revenue Service a disclosure statement on Internal Revenue Service Form 8886. Direct stockholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, stockholders of a RIC are not excepted. Future guidance may extend the current exception from this reporting requirement to stockholders of most or all RICs. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Stockholders should consult their tax advisers to determine the applicability of these regulations in light of their individual circumstances.

Nature of EHI’s Investments

Certain of EHI’s hedging and derivatives transactions are subject to special and complex U.S. federal income tax provisions that may, among other things, (i) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (ii) convert lower-taxed long-term capital gain into higher-taxed short-term capital gain or ordinary income, (iii) convert an ordinary loss or a deduction into a capital loss (the deductibility of which is more limited), (iv) cause EHI to recognize income or gain without a corresponding receipt of cash, (v) adversely affect the time as to when a purchase or sale of stock or securities is deemed to occur, (vi) adversely alter the intended characterization of certain complex financial transactions and (vii) produce income that will not be treated as qualifying income for purposes of the 90% gross income test described above. These rules could therefore affect the character, amount and timing of distributions to stockholders.

Below Investment Grade Securities

EHI may invest a portion of its assets in below investment grade (high-yield) securities, commonly known as “high-yield” securities or “junk bonds.” Investments in these types of securities may present special tax issues for EHI. U.S. federal income tax rules are not entirely clear about issues such as when EHI may cease to accrue interest, original issue discount or market discount, when and to what extent deductions may be taken for bad debts or worthless securities, how payments received on obligations in default should be allocated between principal and income and whether exchanges of debt obligations in a bankruptcy or workout context are taxable. These and other issues will be addressed by EHI, in the event it invests in such debt securities, in order to seek to ensure that it distributes sufficient income to preserve its status as a RIC and does not become subject to U.S. federal income or excise tax.

Original Issue Discount and Market Discount Securities

Investments by EHI in zero coupon or other discount securities will result in income to EHI equal to a portion of the excess of the stated redemption price at maturity of the securities over their issue price (the “original issue discount”) each year that the securities are held, even if EHI receives no cash interest payments. If EHI purchases debt instruments that are issued as part of a package of investments along with warrants and/or equity securities, EHI might also be required to accrue original issue discount in an amount equal to the value of such warrants and/or equity securities (even if the face amount of such debt instruments does not exceed EHI’s purchase price for such package of instruments). In addition, with respect to securities that are acquired with market discount (i.e., an amount generally equal to the excess of the stated redemption price at maturity or revised issue price of the security over the basis of such security immediately after it was acquired), EHI has elected to include the market discount in income on a current basis. Original issue discount and market discount is included in determining the amount of income which EHI must distribute to maintain its qualification for the favorable U.S. federal income tax treatment generally accorded to RICs and to avoid the payment of U.S. federal income tax and the nondeductible 4% federal excise tax. Because such income may not be matched by a corresponding cash distribution to EHI, EHI may be required to borrow money or dispose of other securities to be able to make distributions to its stockholders.

Currency Fluctuations

Under Section 988 of the Code, gains or losses attributable to fluctuations in exchange rates between the time EHI accrues income or receivables or expenses or other liabilities denominated in a foreign currency and the time EHI actually collects such income or receivables or pays such liabilities are generally treated as ordinary income or loss. Similarly, gains or losses on foreign currency, foreign currency forward contracts, certain foreign currency options or futures contracts and the disposition of debt securities denominated in foreign currency, to the extent attributable to fluctuations in exchange rates between the acquisition and disposition dates, are also treated as ordinary income or loss.

Foreign Taxes

Investment income that may be received by EHI from sources within foreign countries may be subject to foreign taxes withheld at the source. In that case, EHI’s yield on such investments would be decreased. The United States has entered into tax treaties with many foreign countries that entitle EHI to a reduced rate of, or exemption from, taxes on such income. If more than 50% of the value of EHI’s total assets at the close of the taxable year consists of stock or securities of foreign corporations, EHI may elect to “pass through” to its stockholders the amount of foreign taxes paid by EHI. If EHI so elects, each stockholder would be required to include in gross income, even though not actually received, his or her pro rata share of the foreign taxes paid by EHI, but would be treated as having paid his or her pro rata share of such foreign taxes and would therefore be allowed to either (i) deduct such amount in computing taxable income or (ii) use such amount (subject to various Code limitations) as a foreign tax credit against U.S. federal income tax (but not both). For purposes of the foreign tax credit limitation rules of the Code, each stockholder would treat as foreign source income his or her pro rata share of such foreign taxes plus the portion of dividends received from EHI representing income derived from foreign sources. No deduction for foreign taxes could be claimed by a non-corporate stockholder who does not itemize deductions. In certain circumstances, a stockholder that has held his or her EHI Common Shares for less than a specified minimum period during which it is not protected from risk of loss, or is obligated to make payments related to the dividends, will not be allowed a foreign tax credit for foreign taxes deemed imposed on dividends paid on such shares. Additionally, EHI must also meet this holding period requirement with respect to its foreign stocks and securities in order for “creditable” taxes to be passed through to its stockholders. Stockholders should consult their own tax advisers regarding the potential application of foreign tax credits.

Backup Withholding

EHI may be required to withhold from all distributions and redemption proceeds payable to stockholders who fail to provide EHI with their correct taxpayer identification number or to make required certifications, or who have been notified by the Internal Revenue Service that they are subject to backup withholding. Certain stockholders specified in the Code generally are exempt from such backup withholding. This withholding is not an additional tax. Any amounts withheld may be credited against the stockholder’s U.S. federal income tax liability, provided that the stockholder timely furnishes the Internal Revenue Service with the required information.

Foreign Stockholders

U.S. taxation of a stockholder who is a nonresident alien individual, a foreign trust or estate, a foreign corporation or foreign partnership (“foreign stockholder”) depends on whether the income from EHI is “effectively connected” with a U.S. trade or business carried on by the stockholder.

If the income from EHI is not “effectively connected” with a U.S. trade or business carried on by the foreign stockholder, distributions of investment company taxable income will be subject to a U.S. tax of 30% (or lower treaty rate), which tax is generally withheld from such distributions. However, dividends paid by EHI that are “interest-related dividends” or “short-term capital gain dividends” will generally be exempt from the withholding tax, in each case to the extent that EHI properly reports such dividends to stockholders. For these purposes, interest-related dividends and short-term capital gain dividends generally represent distributions of interest or short-term capital gains that would not have been subject to U.S. withholding tax at the source if they had been received directly by a foreign person, and that satisfy certain other requirements.

A foreign stockholder whose income from EHI is not “effectively connected” with a U.S. trade or business will generally be exempt from U.S. federal income tax on capital gain dividends, any amounts retained by EHI that are designated as undistributed capital gains and any gains realized upon the sale or exchange of EHI Common Shares. However, a foreign stockholder who is a non-resident alien individual and is physically present in the United States for 183 days or more during the taxable year and meets certain other requirements will nevertheless be subject to a U.S. tax of 30% on such capital gain dividends, undistributed capital gains and sale or exchange gains.

If the income from EHI is “effectively connected” with a U.S. trade or business carried on by a foreign stockholder, then distributions of investment company taxable income, any capital gain dividends, any amounts retained by EHI that are designated as undistributed capital gains and any gains realized upon the sale or exchange of EHI Common Shares will be subject to U.S. federal income tax at the graduated rates applicable to U.S. citizens, residents or domestic corporations. Foreign corporate stockholders may also be subject to the branch profits tax imposed by the Code.

In the case of a non-exempt foreign stockholder, EHI may be required to withhold from distributions that are otherwise exempt from withholding tax (or taxable at a reduced treaty rate) unless the foreign stockholder certifies his or her foreign status under penalties of perjury or otherwise establishes an exemption.

The tax consequences to a foreign stockholder entitled to claim the benefits of an applicable tax treaty may differ from those described herein. Foreign stockholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in EHI.

Additional Withholding Requirements

Under Sections 1471 through 1474 of the Code (such Sections commonly referred to as “FATCA”), a 30% U.S. federal withholding tax may apply to any dividends paid on EHI Common Shares, and, beginning on January 1, 2019, certain capital gain dividends or the gross proceeds from the disposition of EHI Common Shares, in each case paid to (i) a “foreign financial institution” (as specifically defined in the Code) which does not provide sufficient documentation, typically on IRS Form W-8BEN-E, evidencing either (x) an exemption from FATCA, or (y) its compliance (or deemed compliance) with FATCA (which may alternatively be in the form of compliance with an intergovernmental agreement with the United States) in a manner that avoids withholding, or (ii) a “non-financial foreign entity” (as specifically defined in the Code) which does not provide sufficient documentation, typically on IRS Form W-8BEN-E, evidencing either (x) an exemption from FATCA, or (y) adequate information regarding certain substantial United States beneficial owners of such entity (if any). If a dividend payment is both subject to withholding under FATCA and subject to the 30% withholding tax discussed above under “—Foreign Stockholders,” the withholding under FATCA may be credited against, and therefore reduce, such other withholding tax. Foreign stockholders should consult their own tax advisers regarding these requirements and whether they may be relevant to the ownership and disposition of EHI Common Shares.

Other Taxation

EHI stockholders may be subject to state, local and foreign taxes on their EHI distributions. Stockholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in EHI.

NET ASSET VALUE

Each Fund determines the NAV of its Common Shares on each day the NYSE is open for business, as of the close of the customary trading session (normally 4:00 p.m. Eastern time), or any earlier closing time that day. Each Fund determines the NAV per Common Share by dividing the value of each Fund’s securities, cash and other assets (including interest accrued but not collected) less all its liabilities (including accrued expenses, the liquidation preference of any outstanding preferred shares and dividends payable) by the total number of Common Shares outstanding. Each Fund values portfolio securities for which market quotations are readily available at market value. Each Fund’s short-term investments are valued at amortized cost when the security has 60 days or less to maturity. Determination of the Common Shares’ NAV is made in accordance with generally accepted accounting principles.

Each Fund values all other securities and assets at their fair value. If events occur that materially affect the value of a security between the time trading ends on the security and the close of the customary trading session of the NYSE, a Fund may value the security at its fair value as determined in good faith by or under the supervision of the Board of Directors of the Fund. The effect of using fair value pricing is that the Common Shares’ NAV will be subject to the judgment of the Board of Directors or its designee instead of being determined by the market.

Any swap transaction that a Fund enters into may, depending on the applicable interest rate environment, have a positive or negative value for purposes of calculating NAV. Any cap transaction that a Fund enters into may, depending on the applicable interest rate environment, have no value or a positive value. In addition, accrued payments to a Fund under such transactions will be assets of the Fund and accrued payments by the Fund will be liabilities of the Fund.

DESCRIPTION OF THE FUNDS’ CAPITAL STOCK

The authorized capital stock of EHI is 100,000,000 shares of capital stock, par value $0.001 per share, and the authorized capital stock of GDF is 100,000,000 shares of capital stock, par value $0.001 per share. The following table presents the number of shares of (i) capital stock authorized by each Fund, and (ii) capital stock outstanding for each class of authorized shares of each Fund as of December 31, 2015:

Fund	Amount Authorized	Amount Outstanding as of 12/31/15
EHI (Common Shares)	100,000,000	31,053,250
GDF (Common Shares)	100,000,000	15,586,783

As described above, the authorized capital stock of EHI is 100,000,000 shares of capital stock, $0.001 par value per share, all of which have been designated as EHI Common Shares. The outstanding EHI Common Shares are, and the EHI Common Shares to be issued in the Merger will be, when issued, fully paid and nonassessable. All GDF Common Shares are equal as to dividends, distributions and voting privileges. There are no conversion, preemptive or other subscription rights. In the event of liquidation, each EHI Common Share is entitled to its proportion of EHI’s assets after debts and expenses. There are no cumulative voting rights for the election of Directors.

Also as described above, the authorized capital stock of GDF is 100,000,000 shares of capital stock, $0.001 par value per share, all of which have been designated as GDF Common Shares. The outstanding GDF Common Shares are fully paid and nonassessable. All GDF Common Shares are equal as to dividends, distribution and voting privileges. There are no conversion, preemptive or other subscription rights. In the event of liquidation, each GDF Common Share is entitled to its proportion of GDF’s assets after debts and expenses are paid. There are no cumulative voting rights for the election of Directors.

Neither Fund has a present intention of offering additional Common Shares to the public except to the extent that EHI intends to issue new EHI Common Shares to holders of GDF Common Shares in the Merger. Other offerings of a Fund’s Common Shares, if made, will require approval of that Fund’s Board. Any additional offering will be subject to the requirements of the 1940 Act that shares of common stock may not be sold at a price below the then current net asset value (exclusive of underwriting discounts and commissions) except in connection with an offering to existing stockholders or with the consent of a majority of the outstanding shares of common stock.

Special Voting Provisions

Each Fund has provisions in its charter and bylaws that could have the effect of limiting the ability of other entities or persons to acquire control of the Fund, to cause it to engage in certain transactions or to modify its structure. Each Fund’s Board is divided into three classes, each having terms of three years. At each Fund’s annual meeting of stockholders in each year, the term of one class expires and Directors are elected to serve in that class for terms of three years. This provision could delay for up to two years the replacement of a majority of the Board. An EHI Director may be removed from office only for cause and only by a vote of the holders of at least 75% of the shares of the Fund entitled to be cast for the election of Directors. A GDF Director may be removed only for cause with the same vote.

The affirmative vote of 75% of the entire Board of EHI is required to authorize the conversion of EHI from a closed-end to an open-end investment company. The conversion also requires the affirmative vote of the holders of 75% of the votes entitled to be cast thereon by holders of the outstanding voting stock of EHI, unless it is approved by a vote of 75% of the Continuing Directors (as defined below), in which event such conversion requires the approval of the holders of a majority of the outstanding voting stock of EHI. A “Continuing Director” is any member of the Board of a Fund who (i) is not a person or affiliate of a person who enters or proposes to enter into a Business Combination (as defined below) with the Fund (an “Interested Party”) and has been a member of the Board of Directors for a period of at least 12 months, or (ii) has been a member of the Board since the commencement of the Fund’s operations, or is a successor of a Continuing Director who is unaffiliated with an Interested Party and is recommended to succeed a Continuing Director by a majority of the Continuing Directors then on the Board of a Fund.

For EHI, the affirmative vote of 75% of the entire EHI Board and the holders of 75% of the votes entitled to be cast thereon by the EHI stockholders is required to adopt, approve, advise or authorize any of the following transactions; whereas for GDF, the affirmative vote of 75% of the entire GDF Board and the holders of 80% of the votes entitled to be cast thereon by the GDF stockholders (except such stockholder vote requirement shall be the affirmative vote of 66 2/3% of the votes entitled to be cast thereon in the case of business combinations) is required to adopt, approve, advise or authorize any of the following transactions:

(1) merger, consolidation or statutory share exchange of the Fund with or into any other person;

(2) issuance or transfer by the Fund (in one or a series of transactions in any 12 month period) of any securities of the Fund to any person or entity for cash, securities or other property (or combination thereof) having an aggregate fair market value of $1,000,000 or more, excluding issuances or transfers of debt securities of the Fund, sales of securities of the Fund in connection with a public offering, issuances of securities of the Fund pursuant to a dividend reinvestment plan adopted by the Fund, issuances of securities of the Fund upon the exercise of any stock subscription rights distributed by the Fund and portfolio transactions effected by the Fund in the ordinary course of its business;

(3) sale, lease, exchange, mortgage, pledge, transfer or other disposition by the Fund (in one or a series of transactions in any 12 month period) to or with any person or entity of any assets of the Fund having an aggregate fair market value of $1,000,000 or more except for portfolio transactions (including pledges of portfolio securities in connection with borrowings) effected by the Fund in the ordinary course of its business;

(4) the voluntary liquidation or dissolution of the Fund or an amendment to the Fund’s charter to terminate the Fund’s existence; or

(5) any stockholder proposal as to specific investment decisions made or to be made with respect to the Fund’s assets as to which stockholder approval is required under federal or Maryland law.

However, the stockholder vote described above will not be required with respect to the foregoing transactions (other than those set forth in (5) above) if they are approved by a vote of 75% of the Continuing Directors. In that case, if Maryland law requires, the affirmative vote of a majority of the votes entitled to be cast shall be required.

Each Fund’s bylaws contain provisions the effects of which are to prevent matters, including nominations of Directors, from being considered at a stockholders’ meeting where the Fund has not received notice of the matters at least 60 days prior to the date of the meeting.

The Board of each Fund has determined that the foregoing voting requirements, which are generally greater than the minimum requirements under Maryland law and the 1940 Act, are in the best interests of stockholders generally.

Reference is made to the Charter and bylaws of each Fund, on file with the SEC, for the full text of these provisions. These provisions could have the effect of depriving stockholders of an opportunity to sell their shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control of a Fund in a tender offer or similar transaction. In the opinion of the Manager, however, these provisions offer several possible advantages. They may require persons seeking control of a Fund to negotiate with its management regarding the price to be paid for the shares required to obtain such control, they promote continuity and stability and they enhance the Fund’s ability to pursue long-term strategies that are consistent with its investment objectives.

In any event, holders of each Fund’s Common Shares are entitled to one vote per Common Share, and each Common Share of each Fund has equal voting rights with all other outstanding Common Shares of that Fund.

Board Recommendation and Required Vote

Because the Merger in Proposal 1 has been approved by at least 75% of GDF’s “Continuing Directors,” as that term is defined in GDF’s charter, that Proposal must be approved by the holders of a majority of the outstanding GDF Common Shares. Similarly, because the Merger in Proposal 1 has been approved by at least 75% of EHI’s “Continuing Directors,” as that term is defined in EHI’s charter, that Proposal must be approved by the holders of a majority of the outstanding EHI Common Shares. Approval of Proposal 1 will occur only if a sufficient number of votes at the Meeting are cast “FOR” that Proposal. Abstentions effectively result in a vote AGAINST Proposal 1. Any broker non-votes would effectively be treated as a vote “AGAINST” Proposal 1.

Each Fund’s Board of Directors, including the Independent Directors, unanimously recommends that stockholders of each Fund vote FOR the approval of the Merger of GDF with and into EHI in accordance with the Maryland General Corporation Law.

FEES PAID TO INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM (GDF)

Audit Fees. The aggregate fees billed in the last two fiscal years ended August 31, 2014 and August 31, 2015 for professional services rendered by KPMG for the audit of GDF’s annual financial statements, or services that are normally provided in connection with the statutory and regulatory filings or engagements in those fiscal years, were $74,100 and $74,800, respectively.

Audit-Related Fees. The aggregate fees billed by KPMG in connection with assurance and related services related to the annual audit of GDF and for review of GDF’s financial statements, other than the Audit Fees described above, for the fiscal years ended August 31, 2014 and August 31, 2015 were $0 and $0, respectively.

In addition, there were no Audit Related Fees billed in the fiscal years ended August 31, 2014 and August 31, 2015 for assurance and related services by KPMG to LMPFA and any entity controlling, controlled by or under common control with LMPFA that provides ongoing services to GDF (LMPFA and such other entities together, the “Service Affiliates”), that were related to the operations and financial reporting of GDF.

Tax Fees. The aggregate fees billed by KPMG for tax compliance, tax advice and tax planning services, which include the filing and amendment of federal, state and local income tax returns, timely regulated investment company qualification review and tax distribution and analysis planning to GDF for the fiscal years ended August 31, 2014 and August 31, 2015 were $4,100 and $4,140, respectively.

There were no fees billed by KPMG to the Service Affiliates for tax services for the fiscal years ended August 31, 2014 and August 31, 2015 that were required to be approved by GDF’s Audit Committee.

All Other Fees. There were no other fees billed for other non-audit services rendered by KPMG to GDF for the fiscal years ended August 31, 2014 and August 31, 2015.

There were no other non-audit services rendered by KPMG to the Service Affiliates in the fiscal years ended August 31, 2014 and August 31, 2015.

Generally, the Audit Committee must approve (a) all audit and permissible non-audit services to be provided to GDF and (b) all permissible non-audit services to be provided to the Service Affiliates that relate directly to the operations and financial reporting of GDF. The Audit Committee may implement policies and procedures by which such services are approved other than by the full Committee but has not yet done so.

The Audit Committee approved 100% of the Audit Related Fees, Tax Fees and Other Fees, if any, for each of the fiscal years ended August 31, 2014 and August 31, 2015.

The Audit Committee shall not approve non-audit services that the Committee believes may impair the independence of the registered public accounting firm. As of the date of the approval of the Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to GDF by the independent registered public accounting firm, other than those provided to GDF in connection with an audit or a review of the financial statements of GDF. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of GDF; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Audit Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to GDF, LMPFA and any Covered Service Provider constitutes not more than 5% of the total amount of revenues paid to the independent registered public accounting firm during the fiscal year in which the permissible non-audit services are provided to (a) GDF, (b) LMPFA and (c) any entity partially controlled by or under common control with LMPFA that provides ongoing services to GDF during the fiscal year in which the services are provided that would not have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by GDF at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Audit Committee and approved by the Audit Committee (or its delegate(s)) prior to the completion of the audit.

The aggregate non-audit fees billed by KPMG for non-audit services rendered to GDF and Service Affiliates for the fiscal years ended August 31, 2014 and August 31, 2015 were $0 and $0, respectively.

The Audit Committee has considered whether the provision of non-audit services to the Service Affiliates that were not pre-approved by the Audit Committee (because they did not require pre-approval) is compatible with maintaining KPMG’s independence. All services provided by KPMG to GDF or to the Service Affiliates that were required to be pre-approved by the Audit Committee were pre-approved.

A representative of KPMG, if requested by any stockholder, will be present via telephone at the Meeting to respond to appropriate questions from stockholders and will have an opportunity to make a statement if he or she chooses to do so.

5% BENEFICIAL OWNERSHIP (GDF)

At February 1, 2016, to the knowledge of management, the registered stockholders who owned of record or owned beneficially more than 5% of GDF’s capital stock outstanding is noted in the table below. As of the close of business on February 1, 2016, Cede & Co., a nominee for participants in the Depository Trust Company, held of record 14,778,061 shares, equal to approximately 95% of GDF’s outstanding shares including the shares shown below.

Percent	Name	Address
6.29%(1)	First Trust Portfolios L.P. and its affiliates	120 East Liberty Drive Suite 400 Wheaton, IL 60187

(1)	Based upon information obtained from Schedule 13G filed with the SEC on February 2, 2016.

FEES PAID TO INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM (EHI)

Audit Fees. The aggregate fees billed in the last two fiscal years ending May 31, 2014 and May 31, 2015 for professional services rendered by KPMG for the audit of EHI’s annual financial statements, or services that are normally provided in connection with the statutory and regulatory filings or engagements were $70,050 in 2014 and $70,750 in 2015.

Audit-Related Fees. The aggregate fees billed by KPMG in connection with assurance and related services related to the annual audit of EHI and for review of EHI’s financial statements, other than the Audit Fees described above, for the fiscal years ended May 31, 2014 and May 31, 2015 was $0 and $0, respectively.

In addition, there were no Audit Related Fees billed in the fiscal years ended May 31, 2014 and May 31, 2015 for assurance and related services by KPMG to LMPFA and any entity controlling, controlled by or under common control with LMPFA that provides ongoing services to EHI (LMPFA and such other entities together, the “Service Affiliates”), that were related to the operations and financial reporting of EHI.

Tax Fees. The aggregate fees billed by KPMG for tax compliance, tax advice and tax planning services, which include the filing and amendment of federal, state and local income tax returns, timely regulated investment company qualification review and tax distribution and analysis planning to EHI for the fiscal years ended May 31, 2014 and May 31, 2015 were $3,800 and $3,840, respectively.

There were no fees billed by KPMG to the Service Affiliates for tax services for the fiscal years ended May 31, 2014 and May 31, 2015 that were required to be approved by EHI’s Audit Committee.

All Other Fees. There were no other fees billed for other non-audit services rendered by KPMG to EHI for the fiscal years ended May 31, 2014 and May 31, 2015.

There were no other non-audit services rendered by KPMG to the Service Affiliates in the fiscal years ended May 31, 2014 and May 31, 2015.

Generally, the Audit Committee must approve (a) all audit and permissible non-audit services to be provided to EHI and (b) all permissible non-audit services to be provided to the Service Affiliates that relate directly to the operations and financial reporting of EHI. The Audit Committee may implement policies and procedures by which such services are approved other than by the full Committee but has not yet done so.

The Audit Committee approved 100% of the Audit Related Fees, Tax Fees and Other Fees, if any, for each of the fiscal years ended May 31, 2014 and May 31, 2015.

The Audit Committee shall not approve non-audit services that the Committee believes may impair the independence of the registered public accounting firm. As of the date of the approval of the Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to EHI by the independent registered public accounting firm, other than those provided to EHI in connection with an audit or a review of the financial statements of EHI. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of EHI; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Audit Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to EHI, LMPFA and any Covered Service Provider constitutes not more than 5% of the total amount of revenues paid to the independent registered public accounting firm during the fiscal year in which the permissible non-audit services are provided to (a) EHI, (b) LMPFA and (c) any entity partially controlled by or under common control with LMPFA that provides ongoing services to EHI during the fiscal year in which the services are provided that would not have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by EHI at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Audit Committee and approved by the Audit Committee (or its delegate(s)) prior to the completion of the audit.

No aggregate non-audit fees have been billed to EHI and to the Service Affiliates by KPMG for non-audit services rendered to EHI and Service Affiliates for the fiscal years ended May 31, 2014 and May 31, 2015.

A representative of KPMG, if requested by any stockholder, will be present via telephone at the Meeting to respond to appropriate questions from stockholders and will have an opportunity to make a statement if he or she chooses to do so.

5% BENEFICIAL OWNERSHIP (EHI)

At February 1, 2016, to the knowledge of management, there were no registered stockholders who owned of record or owned beneficially more than 5% of EHI’s capital stock outstanding. As of the close of business on February 1, 2016, Cede & Co., a nominee for participants in the Depository Trust Company, held of record 31,003,036 EHI Common Shares, equal to approximately 99% of outstanding EHI Common Shares.

OTHER BUSINESS

The Funds’ Board of Directors does not know of any other matter that may come before the Meeting. If any other matter properly comes before the Meeting, it is the intention of the persons named in the proxy to vote the proxies in accordance with their judgment on that matter.

VOTING INFORMATION

This Proxy Statement/Prospectus is furnished in connection with a solicitation of proxies by the Funds’ Board of Directors to be used at the Meeting. This Proxy Statement/Prospectus, along with the Notice of Joint Special Meeting and a proxy card, are first being mailed to GDF and EHI stockholders on or about April 1, 2016 or as soon as practicable thereafter.

Only stockholders of record of GDF and EHI at the close of business on February 1, 2016 are entitled to notice of and to vote at the Meeting and at any postponement or adjournment thereof. On December 31, 2015, there were 15,586,783 outstanding GDF Common Shares and 31,053,250 outstanding EHI Common Shares.

A quorum of GDF stockholders is required to take action at the Meeting. A majority of the outstanding GDF Common Shares entitled to vote at the Meeting, represented in person or by proxy, will constitute a quorum of stockholders at the Meeting. Similarly, a quorum of EHI stockholders is required to take action at the Meeting. A majority of the outstanding EHI Common Shares entitled to vote at the Meeting, represented in person or by proxy, will constitute a quorum of stockholders at the Meeting.

Votes cast by proxy or in person at the Meeting will be tabulated by the inspector of election appointed for the Meeting. The inspector of election, who is an employee of the proxy solicitor engaged by the Funds, will determine whether or not a quorum is present at the Meeting. The inspector of election will treat abstentions and “broker non-votes” (i.e., shares held by brokers or nominees, typically in “street name,” as to which proxies have been returned but (a) instructions have not been received from the beneficial owners or persons entitled to vote and (b) the broker or nominee does not have discretionary voting power on a particular matter) as present for purposes of determining a quorum.

If you hold shares directly (not through a broker-dealer, bank or other financial intermediary) and if you return a signed proxy card that does not specify how you wish to vote on a proposal, your shares will be voted “FOR” Proposal 1.

Broker-dealer firms holding GDF Common Shares or EHI Common Shares in “street name” for the benefit of their customers and clients will request the instructions of such customers and clients on how to vote their shares on the proposed Merger before the Meeting. The NYSE has taken the position that a broker-dealer that is a member of the NYSE and that has not received instructions from a customer or client prior to the date specified in the broker-dealer firm’s request for voting instructions may not vote such customer or client’s shares with respect to a proposal. If a service agent is not a member of the NYSE, it may be permissible for the service agent to vote shares with respect to which it has not received specific voting instructions from its customers on a proposal. A signed proxy card or other authorization by a beneficial owner of GDF Common Shares or EHI Common Shares that does not specify how the beneficial owner’s shares should be voted on the proposed Merger will be deemed an instruction to vote such shares in favor of the proposed Merger.

If you hold GDF Common Shares or EHI Common Shares through a service agent that has entered into a service agreement with either Fund, the service agent may be the record holder of your GDF Common Shares or EHI Common Shares. At the Meeting, a service agent will vote shares for which it receives instructions from its customers in accordance with those instructions. A signed proxy card or other authorization by a stockholder that does not specify how the stockholder’s shares should be voted on a proposal may be deemed to authorize a service agent to vote such shares in favor of the applicable proposal. Depending on its policies, applicable law or contractual or other restrictions, a service agent may be permitted to vote shares with respect to which it has not received specific voting instructions from its customers. In those cases, the service agent may, but may not be required to, vote such shares in the same proportion as those shares for which the service agent has received voting instructions. This practice is commonly referred to as “echo voting.”

If you beneficially own shares that are held in “street name” through a broker-dealer or that are held of record by a service agent and if you do not give specific voting instructions for your shares, they may not be voted at all or, as described above, they may be voted in a manner that you may not intend. Therefore, you are strongly encouraged to give your broker-dealer or service agent specific instructions as to how you want your shares to be voted.

A stockholder may revoke a proxy at any time on or before the Meeting by either (1) submitting to the applicable Fund a subsequently dated proxy, (2) delivering to the applicable Fund a written notice of revocation (addressed to the Secretary at the principal executive office of GDF at the address shown at the beginning of this Proxy Statement/Prospectus) or (3) otherwise giving notice of revocation at the Meeting, at all times prior to the exercise of the authority granted in the proxy card. Merely attending the Meeting, however, will not revoke any previously executed proxy. Unless revoked, all valid and executed proxies will be voted in accordance with the specifications thereon or, in the absence of such specifications, for approval of the proposed Merger.

Even if you plan to attend the Meeting, we ask that you return the enclosed proxy card or vote by telephone or through the internet. This will help us ensure that an adequate number of shares are present for the Meeting to be held.

Photographic identification will be required for admission to the Meeting.

Proposal 1:

Because the Merger in Proposal 1 (the “Proposal”) has been approved by at least 75% of GDF’s “Continuing Directors,” as that term is defined in GDF’s charter, that Proposal must be approved by the holders of a majority of the outstanding GDF Common Shares. Similarly, because the Merger in Proposal 1 has been approved by at least 75% of EHI’s “Continuing Directors,” as that term is defined in EHI’s charter, that Proposal must be approved by the holders of a majority of the outstanding EHI Common Shares.

Approval of Proposal 1 will occur only if a sufficient number of votes at the Meeting are cast “FOR” that Proposal. Abstentions and broker non-votes are not considered “votes cast” and, therefore, do not constitute a vote “FOR” Proposal 1. Abstentions effectively result in a vote AGAINST Proposal 1. Any broker non-votes would effectively be treated as a vote “AGAINST” Proposal 1.

Adjournments and Postponements

If the necessary quorum to transact business or the vote required to approve the Proposal is not obtained at the Meeting, the chairman of the Meeting or the persons named as proxies may propose one or more adjournments or postponements of the Meeting in accordance with applicable law to permit further solicitation of proxies. If in the judgment of the chairman of the Meeting or the persons named as proxies, it is advisable to defer action on the Proposal, the chairman of the Meeting or the persons named as proxies may propose one or more adjournments of the Meeting with respect to the Proposal for a reasonable period or periods. The Meeting may be adjourned up to 120 days after the original record date for the Meeting without further notice other than announcement at the Meeting.

OTHER BUSINESS

The Board of each Fund does not intend to present any other business at the Meeting. If, however, any other matters are properly brought before the Meeting or any adjournment or postponement thereof, the persons named as proxies will vote thereon in accordance with their judgment.

Appraisal Rights

Under the Maryland General Corporation Law, holders of GDF Common Shares are not entitled to appraisal rights in connection with the Merger.

EXPENSES OF PROXY SOLICITATION

The costs of preparing, printing, assembling and mailing material in connection with this solicitation of proxies are estimated to be approximately $180,400, and will be borne half by the Funds, equally, and half by LMPFA. Any additional costs of the Merger, estimated to be $287,000, will be borne by half by the Funds and half by LMPFA. Proxies may also be solicited in-person, by telephone or by use of the mails by officers of the Funds, by regular employees of LMPFA, Western Asset or their affiliates or by other representatives of the Funds. Brokerage houses, banks and other fiduciaries may be requested to forward proxy solicitation material to their principals to obtain authorization for the execution of proxies and will be reimbursed by the Funds for such out-of-pocket expenses. In addition, the Funds have retained Georgeson Inc. (“Georgeson”), 480 Washington Boulevard, 26th Floor, Jersey City, NJ 07310, a proxy solicitation firm, to assist in the solicitation of proxies. It is anticipated that Georgeson will be paid approximately $180,483 for such solicitation services (not including reimbursements of out-of-pocket expenses), which costs are to be borne by the Funds. Georgeson may solicit proxies personally and by telephone.

SERVICE PROVIDERS

State Street Bank and Trust Company, 1 Lincoln Street, Boston, Massachusetts 02111, serves as the custodian of each Fund.

American Stock Transfer & Trust Company, 6201 15th Avenue, Brooklyn, New York 11219, serves as each Fund’s transfer, stockholder services and dividend paying agent.

KPMG LLP, 345 Park Avenue, New York, New York 10154, has been selected as each Fund’s independent registered public accountants.

Simpson Thacher & Bartlett LLP, 425 Lexington Avenue, New York, New York 10017, serves as counsel to the Funds.

Stradley Ronon Stevens & Young, LLP, 2600 One Commerce Square, Philadelphia, PA 19103, serves as counsel to each Fund’s Independent Directors.

Certain legal matters concerning the issuance of EHI Common Shares will be passed upon by Foley & Lardner LLP, 3000 K Street, N.W., Suite 600, Washington, D.C. 20007.

APPENDIX A

FORM OF AGREEMENT AND PLAN OF MERGER

[To Be Provided]

A-1

APPENDIX B

DESCRIPTION OF MOODY’S AND S&P RATINGS

The definitions of the applicable rating symbols are set forth below:

Standard & Poor’s Ratings Service (“Standard & Poor’s”)—Ratings from “AA” to “CCC” may be modified by the addition of a plus (+) or minus (-) sign to show relative standings within the major rating categories.

AAA	Bonds rated “AAA” have the highest rating assigned by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA	Bonds rated “AA” differ from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A	Bonds rated “A” are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB	Bonds rated “BBB” exhibit adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB	Bonds rated “BB” are less vulnerable to nonpayment than other speculative issues. However, they face major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B	Bonds rated “B” are more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC	Bonds rated “CCC” are currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC	Bonds rated “CC” are currently highly vulnerable to nonpayment.

C	A “C” rating is assigned to bonds that are currently highly vulnerable to nonpayment, bonds that have payment arrearages allowed by the terms of the documents, or bonds of an issuer that is the subject of a bankruptcy petition or similar action which have not experienced a payment default. Among others, the ‘C’ rating may be assigned to subordinated debt, preferred stock or other obligations on which cash payments have been suspended in accordance with the instrument’s terms or when preferred stock is the subject of a distressed exchange offer, whereby some or all of the issue is either repurchased for an amount of cash or replaced by other instruments having a total value that is less than par.

D	Bonds rated “D” are in payment default. The “D” rating category is used when payments on an obligation, including a regulatory capital instrument, are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of similar action if payments on an obligation are jeopardized. An obligation’s rating is lowered to “D” upon completion of a distressed exchange offer, whereby some or all of the issue is either repurchased for an amount of cash or replaced by other instruments having a total value that is less than par.

L	Ratings qualified with “L” apply only to amounts invested up to federal deposit insurance limits.

NR	indicates no rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular type of obligation as a matter of policy.

Moody’s Investors Service (“Moody’s”)—Numerical modifiers 1, 2 and 3 may be applied to each generic rating from “Aa” to “Caa,” where 1 is the highest and 3 the lowest ranking within its generic category.

Aaa	Bonds rated “Aaa” are judged to be of the highest quality, with minimal credit risk.

Aa	Bonds rated “Aa” are judged to be of high quality and are subject to very low credit risk.

A	Bonds rated “A” are considered upper-medium grade and are subject to low credit risk.

Baa	Bonds rated “Baa” are subject to moderate credit risk. They are considered medium grade and as such may possess certain speculative characteristics.

Ba	Bonds rated “Ba” are judged to have speculative elements and are subject to substantial credit risk.

B	Bonds rated “B” are considered speculative and are subject to high credit risk.

Caa	Bonds rated “Caa” are judged to be of poor standing and are subject to very high credit risk.

Ca	Bonds rated “Ca” are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C	Bonds rated “C” are the lowest rated class and are typically in default, with little prospect for recovery of principal or interest.

Absence of Rating: Where no rating has been assigned or where a rating has been suspended or withdrawn, it may be for reasons unrelated to the quality of the issue.

Should no rating be assigned, the reason may be one of the following:

1.	An application for rating was not received or accepted.

2.	The issue or issuer belongs to a group of securities or companies that are not rated as a matter of policy.

3.	There is a lack of essential data pertaining to the issue or issuer.

4.	The issue was privately placed, in which case the rating is not published in Moody’s publications.

Suspension or withdrawal may occur if new and material circumstances arise, the effects of which preclude satisfactory analysis; if there is no longer available reasonable up-to-date data to permit a judgment to be formed; if a bond is called for redemption; or for other reasons.

Short-Term Debt Security Ratings:

Moody’s short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations. These obligations have an original maturity not exceeding one year, unless explicitly noted.

Moody’s employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

P-1: Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

P-2: Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

P-3: Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

NP: Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

Fitch Ratings, Inc.—A brief description of the applicable Fitch Ratings, Inc. (“Fitch”) ratings symbols and meanings (as published by Fitch) follows ( “+” or “–” may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the ‘AAA’ Long-term rating category, to categories below ‘CCC’, or to Short-term ratings other than ‘F1’):

Investment Grade Long-Term Credit Ratings:

AAA	Highest credit quality. “AAA” ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA	Very high credit quality. “AA” ratings denote expectations of very low default risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A	High credit quality. “A” ratings denote expectations of low default risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

BBB	Good credit quality. “BBB” ratings indicate that expectations of default risk are currently low. The capacity for payment of financial commitments is considered adequate but adverse business or economic conditions are more likely to impair this capacity.

Speculative Grade Long-Term Credit Ratings:

BB	Speculative. “BB” ratings indicate an elevated vulnerability to default risk, particularly in the event of adverse changes in business or economic conditions over time.

B	Highly speculative. “B” ratings indicate that material default risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is vulnerable to deterioration in the business and economic environment.

CCC	Substantial credit risk. Default is a real possibility.

CC	Very high levels of credit risk. Default of some kind appears probable.

C	Exceptionally high levels of credit risk. Default appears imminent or inevitable.

Default. “D” ratings indicate a default. Default generally is defined as one of the following:

•	failure to make payment of principal and/or interest under the contractual terms of the rated obligation;

•	the bankruptcy filings, administration, receivership, liquidation or other winding-up or cessation of the business of an issuer/obligor; or

•

the distressed exchange of an obligation, where creditors were offered securities with diminished structural or economic terms compared with the existing obligation to avoid a probable payment default.

Short-Term Credit Ratings:

A short-term issuer or obligation rating is based in all cases on the short-term vulnerability to default of the rated entity or security stream and relates to the capacity to meet financial obligations in accordance with the documentation governing the relevant obligation. Short-Term Ratings are assigned to obligations whose initial maturity is viewed as “short term” based on market convention. Typically, this means up to 13 months for corporate, sovereign, and structured obligations, and up to 36 months for obligations in U.S. public finance markets.

F1	Highest short-term credit quality. Indicates the strongest capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

F2	Good short-term credit quality. Good intrinsic capacity for timely payment of financial commitments.

F3	Fair short-term credit quality. The intrinsic capacity for timely payment of financial commitments is adequate.

B	Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

C	High short-term default risk. Default is a real possibility.

D	Default. Indicates a broad-based default event for an entity, or the default of a short-term obligation.

RD	Restricted default. Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Applicable to entity ratings only.

Notes to Long-term and Short-term ratings for Fitch:

A designation of “Not Rated” or “NR” is used to denote securities not rated by Fitch where Fitch has rated some, but not all, securities comprising an issuance capital structure.

‘Withdrawn’: The rating has been withdrawn and the issue or issuer is no longer rated by Fitch Ratings. Indicated in rating databases with the symbol “WD”.

Rating Watch: Ratings are placed on Rating Watch to notify investors that there is a heightened probability of a rating change and the likely direction of such change. These are designated as “Positive”, indicating a potential upgrade, “Negative”, for a potential downgrade, or “Evolving”, if ratings may be raised, lowered or maintained. Rating Watch is typically resolved over a relatively short period.

Rating Outlook: Rating Outlooks indicate the direction a rating is likely to move over a one- to two-year period. They reflect financial or other trends that have not yet reached the level that would trigger a rating action, but which may do so if such trends continue. The majority of Outlooks are generally Stable, which is consistent with the historical migration experience of ratings over a one- to two-year period. Positive or Negative rating Outlooks do not imply that a rating change is inevitable and, similarly, ratings with Stable Outlooks can be raised or lowered without a prior revision to the Outlook, if circumstances warrant such an action. Occasionally, where the fundamental trend has strong, conflicting elements of both positive and negative, the Rating Outlook may be described as evolving.

APPENDIX C

LEGG MASON PARTNERS FUND ADVISOR, LLC

PROXY VOTING POLICY

LMPFA delegates to each subadviser the responsibility for voting proxies for its funds, as applicable, through its contracts with each subadviser. Each subadviser may use its own proxy voting policies and procedures to vote proxies of the funds if the funds’ Board reviews and approves the use of those policies and procedures. Accordingly, LMPFA does not expect to have proxy-voting responsibility for any of the funds.

Should LMPFA become responsible for voting proxies for any reason, such as the inability of a subadviser to provide investment advisory services, LMPFA shall utilize the proxy voting guidelines established by the most recent subadviser to vote proxies until a new subadviser is retained and the use of its proxy voting policies and procedures is authorized by the Board. In the case of a material conflict between the interests of LMPFA (or its affiliates if such conflict is known to persons responsible for voting at LMPFA) and any fund, the Board of Directors of LMPFA shall consider how to address the conflict and/or how to vote the proxies. LMPFA shall maintain records of all proxy votes in accordance with applicable securities laws and regulations.

LMPFA shall be responsible for gathering relevant documents and records related to proxy voting from each subadviser and providing them to the funds as required for the funds to comply with applicable rules under the Investment Company Act of 1940. LMPFA shall also be responsible for coordinating the provision of information to the Board with regard to the proxy voting policies and procedures of each subadviser, including the actual proxy voting policies and procedures of each subadviser, changes to such policies and procedures, and reports on the administration of such policies and procedures.

C-1

APPENDIX D

WESTERN ASSET MANAGEMENT COMPANY

PROXY VOTING POLICY AND PROCEDURES

BACKGROUND

An investment adviser is required to adopt and implement policies and procedures that we believe are reasonably designed to ensure that proxies are voted in the best interest of clients, in accordance with fiduciary duties and SEC Rule 206(4)-6 under the Investment Advisers Act of 1940 (“Advisers Act”). The authority to vote the proxies of our clients is established through investment management agreements or comparable documents. In addition to SEC requirements governing advisers, long-standing fiduciary standards and responsibilities have been established for ERISA accounts. Unless a manager of ERISA assets has been expressly precluded from voting proxies, the Department of Labor has determined that the responsibility for these votes lies with the investment manager.

POLICY

As a fixed income only manager, the occasion to vote proxies is very rare. However, Western Asset has adopted and implemented policies and procedures that we believe are reasonably designed to ensure that proxies are voted in the best interest of clients, in accordance with our fiduciary duties and SEC Rule 206(4)-6 under the Investment Advisers Act of 1940 (“Advisers Act”). In addition to SEC requirements governing advisers, our proxy voting policies reflect the long-standing fiduciary standards and responsibilities for ERISA accounts. Unless a manager of ERISA assets has been expressly precluded from voting proxies, the Department of Labor has determined that the responsibility for these votes lies with the investment manager.

While the guidelines included in the procedures are intended to provide a benchmark for voting standards, each vote is ultimately cast on a case-by-case basis, taking into consideration Western Asset’s contractual obligations to our clients and all other relevant facts and circumstances at the time of the vote (such that these guidelines may be overridden to the extent Western Asset deems appropriate).

In exercising its voting authority, Western Asset will not consult or enter into agreements with officers, directors or employees of Legg Mason Inc. or any of its affiliates (other than Western Asset Management Company Limited) regarding the voting of any securities owned by its clients.

PROCEDURE

Responsibility and Oversight

The Western Asset Legal and Compliance Department (“Compliance Department”) is responsible for administering and overseeing the proxy voting process. The gathering of proxies is coordinated through the Corporate Actions area of Investment Support (“Corporate Actions”). Research analysts and investment professionals are responsible for determining appropriate voting positions on each proxy utilizing any applicable guidelines contained in these procedures.

Client Authority

The Investment Management Agreement for each client is reviewed at account start-up for proxy voting instructions. If an agreement is silent on proxy voting, but contains an overall delegation of discretionary authority or if the account represents assets of an ERISA plan, Western Asset will assume responsibility for proxy voting. The Legal and Compliance Department maintains a matrix of proxy voting authority.

Proxy Gathering

Registered owners of record, client custodians, client banks and trustees (“Proxy Recipients”) that receive proxy materials on behalf of clients should forward them to Corporate Actions. Proxy Recipients for new clients (or, if Western Asset becomes aware that the applicable Proxy Recipient for an existing client has changed, the Proxy Recipient for the existing client) are notified at start-up of appropriate routing to Corporate Actions of proxy materials received and reminded of their responsibility to forward all proxy materials on a timely basis. If Western Asset personnel other than Corporate Actions receive proxy materials, they should promptly forward the materials to Corporate Actions.

Proxy Voting

Once proxy materials are received by Corporate Actions, they are forwarded to the Legal and Compliance Department for coordination and the following actions:

a.	Proxies are reviewed to determine accounts impacted.

b.	Impacted accounts are checked to confirm Western Asset voting authority.

c.	Legal and Compliance Department staff reviews proxy issues to determine any material conflicts of interest. (See conflicts of interest section of these procedures for further information on determining material conflicts of interest.)

d.	If a material conflict of interest exists, (i) to the extent reasonably practicable and permitted by applicable law, the client is promptly notified, the conflict is disclosed and Western Asset obtains the client’s proxy voting instructions, and (ii) to the extent that it is not reasonably practicable or permitted by applicable law to notify the client and obtain such instructions (e.g., the client is a mutual fund or other commingled vehicle or is an ERISA plan client), Western Asset seeks voting instructions from an independent third party.

e.	Legal and Compliance Department staff provides proxy material to the appropriate research analyst or portfolio manager to obtain their recommended vote. Research analysts and investment professionals determine votes on a case-by-case basis taking into account the voting guidelines contained in these procedures. For avoidance of doubt, depending on the best interest of each individual client, Western Asset may vote the same proxy differently for different clients. The analyst’s or portfolio manager’s basis for their decision is documented and maintained by the Legal and Compliance Department.

f.	Legal and Compliance Department staff votes the proxy pursuant to the instructions received in (d) or (e) and returns the voted proxy as indicated in the proxy materials.

Timing

Western Asset personnel act in such a manner to ensure that, absent special circumstances, the proxy gathering and proxy voting steps noted above can be completed before the applicable deadline for returning proxy votes.

Recordkeeping

Western Asset maintains records of proxies voted pursuant to Section 204-2 of the Advisers Act and ERISA DOL Bulletin 94-2. These records include:

a.	A copy of Western Asset’s policies and procedures.

b.	Copies of proxy statements received regarding client securities.

c.	A copy of any document created by Western Asset that was material to making a decision how to vote proxies.

d.	Each written client request for proxy voting records and Western Asset’s written response to both verbal and written client requests.

e.	A proxy log including:

1.	Issuer name;

2.	Exchange ticker symbol of the issuer’s shares to be voted;

3.	Council on Uniform Securities Identification Procedures (“CUSIP”) number for the shares to be voted;

4.	A brief identification of the matter voted on;

5.	Whether the matter was proposed by the issuer or by a shareholder of the issuer;

6.	Whether a vote was cast on the matter;

7.	A record of how the vote was cast; and

8.	Whether the vote was cast for or against the recommendation of the issuer’s management team.

Records are maintained in an easily accessible place for five years, the first two in Western Asset’s offices.

Disclosure

Western Asset’s proxy policies are described in the firm’s Part II of Form ADV. Clients will be provided a copy of these policies and procedures upon request. In addition, upon request, clients may receive reports on how their proxies have been voted.

Conflicts of Interest

All proxies are reviewed by the Legal and Compliance Department for material conflicts of interest. Issues to be reviewed include, but are not limited to:

1.	Whether Western (or, to the extent required to be considered by applicable law, its affiliates) manages assets for the company or an employee group of the company or otherwise has an interest in the company;

2.	Whether Western or an officer or director of Western or the applicable portfolio manager or analyst responsible for recommending the proxy vote (together, “Voting Persons”) is a close relative of or has a personal or business relationship with an executive, director or person who is a candidate for director of the company or is a participant in a proxy contest; and

3.	Whether there is any other business or personal relationship where a Voting Person has a personal interest in the outcome of the matter before shareholders.

Voting Guidelines

Western Asset’s substantive voting decisions turn on the particular facts and circumstances of each proxy vote and are evaluated by the designated research analyst or portfolio manager. The examples outlined below are meant as guidelines to aid in the decision making process.

Guidelines are grouped according to the types of proposals generally presented to shareholders. Part I deals with proposals which have been approved and are recommended by a company’s board of directors; Part II deals with proposals submitted by shareholders for inclusion in proxy statements; Part III addresses issues relating to voting shares of investment companies; and Part IV addresses unique considerations pertaining to foreign issuers.

I. Board Approved Proposals

The vast majority of matters presented to shareholders for a vote involve proposals made by a company itself that have been approved and recommended by its board of directors. In view of the enhanced corporate governance practices currently being implemented in public companies, Western Asset generally votes in support of decisions reached by independent boards of directors. More specific guidelines related to certain board-approved proposals are as follows:

1.	Matters relating to the Board of Directors

Western Asset votes proxies for the election of the company’s nominees for directors and for board-approved proposals on other matters relating to the board of directors with the following exceptions:

a.	Votes are withheld for the entire board of directors if the board does not have a majority of independent directors or the board does not have nominating, audit and compensation committees composed solely of independent directors.

b.	Votes are withheld for any nominee for director who is considered an independent director by the company and who has received compensation from the company other than for service as a director.

c.	Votes are withheld for any nominee for director who attends less than 75% of board and committee meetings without valid reasons for absences.

d.	Votes are cast on a case-by-case basis in contested elections of directors.

2.	Matters relating to Executive Compensation

Western Asset generally favours compensation programs that relate executive compensation to a company’s long-term performance. Votes are cast on a case-by-case basis on board-approved proposals relating to executive compensation, except as follows:

a.	Except where the firm is otherwise withholding votes for the entire board of directors, Western Asset votes for stock option plans that will result in a minimal annual dilution.

b.	Western Asset votes against stock option plans or proposals that permit replacing or repricing of underwater options.

c.	Western Asset votes against stock option plans that permit issuance of options with an exercise price below the stock’s current market price.

d.	Except where the firm is otherwise withholding votes for the entire board of directors, Western Asset votes for employee stock purchase plans that limit the discount for shares purchased under the plan to no more than 15% of their market value, have an offering period of 27 months or less and result in dilution of 10% or less.

3.	Matters relating to Capitalization

The management of a company’s capital structure involves a number of important issues, including cash flows, financing needs and market conditions that are unique to the circumstances of each company. As a result, Western Asset votes on a case-by-case basis on board-approved proposals involving changes to a company’s capitalization except where Western Asset is otherwise withholding votes for the entire board of directors.

a.	Western Asset votes for proposals relating to the authorization of additional common stock.

b.	Western Asset votes for proposals to effect stock splits (excluding reverse stock splits).

c.	Western Asset votes for proposals authorizing share repurchase programs.

4.	Matters relating to Acquisitions, Mergers, Reorganizations and Other Transactions Western Asset votes these issues on a case-by-case basis on board-approved transactions.

5.	Matters relating to Anti-Takeover Measures Western Asset votes against board-approved proposals to adopt anti-takeover measures except as follows:

a.	Western Asset votes on a case-by-case basis on proposals to ratify or approve shareholder rights plans.

b.	Western Asset votes on a case-by-case basis on proposals to adopt fair price provisions.

6.	Other Business Matters

Western Asset votes for board-approved proposals approving such routine business matters such as changing the company’s name, ratifying the appointment of auditors and procedural matters relating to the shareholder meeting.

a.	Western Asset votes on a case-by-case basis on proposals to amend a company’s charter or bylaws.

b.	Western Asset votes against authorization to transact other unidentified, substantive business at the meeting.

II.	Shareholder Proposals

SEC regulations permit shareholders to submit proposals for inclusion in a company’s proxy statement. These proposals generally seek to change some aspect of a company’s corporate governance structure or to change some aspect of its business operations. Western Asset votes in accordance with the recommendation of the company’s board of directors on all shareholder proposals, except as follows:

1.	Western Asset votes for shareholder proposals to require shareholder approval of shareholder rights plans.

2.	Western Asset votes for shareholder proposals that are consistent with Western Asset’s proxy voting guidelines for board-approved proposals.

3.	Western Asset votes on a case-by-case basis on other shareholder proposals where the firm is otherwise withholding votes for the entire board of directors.

III.	Voting Shares of Investment Companies

Western Asset may utilize shares of open or closed-end investment companies to implement its investment strategies. Shareholder votes for investment companies that fall within the categories listed in Parts I and II above are voted in accordance with those guidelines.

1.	Western Asset votes on a case-by-case basis on proposals relating to changes in the investment objectives of an investment company taking into account the original intent of the fund and the role the fund plays in the clients’ portfolios.

2.	Western Asset votes on a case-by-case basis all proposals that would result in increases in expenses (e.g., proposals to adopt 12b-1 plans, alter investment advisory arrangements or approve fund mergers) taking into account comparable expenses for similar funds and the services to be provided.

IV.	Voting Shares of Foreign Issuers

In the event Western Asset is required to vote on securities held in non-U.S. issuers—i.e. issuers that are incorporated under the laws of a foreign jurisdiction and that are not listed on a U.S. securities exchange or the NASDAQ stock market, the following guidelines are used, which are premised on the existence of a sound corporate governance and disclosure framework. These guidelines, however, may not be appropriate under some circumstances for foreign issuers and therefore apply only where applicable.

1.	Western Asset votes for shareholder proposals calling for a majority of the directors to be independent of management.

2.	Western Asset votes for shareholder proposals seeking to increase the independence of board nominating, audit and compensation committees.

3.	Western Asset votes for shareholder proposals that implement corporate governance standards similar to those established under U.S. federal law and the listing requirements of U.S. stock exchanges, and that do not otherwise violate the laws of the jurisdiction under which the company is incorporated.

4.	Western Asset votes on a case-by-case basis on proposals relating to (1) the issuance of common stock in excess of 20% of a company’s outstanding common stock where shareholders do not have preemptive rights, or (2) the issuance of common stock in excess of 100% of a company’s outstanding common stock where shareholders have preemptive rights.

RETIREMENT ACCOUNTS

For accounts subject to ERISA, as well as other Retirement Accounts, Western Asset is presumed to have the responsibility to vote proxies for the client. The Department of Labor (“DOL”) has issued a bulletin that states that investment managers have the responsibility to vote proxies on behalf of Retirement Accounts unless the authority to vote proxies has been specifically reserved to another named fiduciary. Furthermore, unless Western Asset is expressly precluded from voting the proxies, the DOL has determined that the responsibility remains with the investment manager.

In order to comply with the DOL’s position, Western Asset will be presumed to have the obligation to vote proxies for its Retirement Accounts unless Western Asset has obtained a specific written instruction indicating that: (a) the right to vote proxies has been reserved to a named fiduciary of the client, and (b) Western Asset is precluded from voting proxies on behalf of the client. If Western Asset does not receive such an instruction, Western Asset will be responsible for voting proxies in the best interests of the Retirement Account client and in accordance with any proxy voting guidelines provided by the client.

APPENDIX E

WESTERN ASSET MANAGEMENT COMPANY LIMITED

PROXY VOTING POLICY AND PROCEDURES

POLICY

As a fixed income only manager, the occasion to vote proxies is very rare. However, Western Asset Management Company Limited (“Western Asset”) has adopted and implemented policies and procedures that we believe are reasonably designed to ensure that proxies are voted in the best interest of clients, in accordance with our fiduciary duties and SEC Rule 206(4)-6 under the Advisers Act. In addition to SEC requirements governing advisers, our proxy voting policies reflect the long-standing fiduciary standards and responsibilities for ERISA accounts. Unless a manager of ERISA assets has been expressly precluded from voting proxies, the Department of Labor has determined that the responsibility for these votes lies with the Investment Manager.

While the guidelines included in the procedures are intended to provide a benchmark for voting standards, each vote is ultimately cast on a case-by-case basis, taking into consideration Western Asset’s contractual obligations to our clients and all other relevant facts and circumstances at the time of the vote (such that these guidelines may be overridden to the extent Western Asset deems appropriate).

In exercising its voting authority, Western Asset will not consult or enter into agreements with officers, directors or employees of Legg Mason Inc. or any of its affiliates (other than Western Asset Management Company, its U.S. affiliate) regarding the voting of any securities owned by its clients.

PROCEDURE

Responsibility and Oversight

The Western Asset Investment Services Department is responsible for administering and overseeing the proxy voting process. The gathering of proxies is coordinated through the Corporate Actions area of Investment Support (“Corporate Actions”). Research analysts and investment professionals are responsible for determining appropriate voting positions on each proxy utilizing any applicable guidelines contained in these procedures.

Client Authority

The Investment Management Agreement for each client is reviewed at account start-up for proxy voting instructions. If an agreement is silent on proxy voting, but contains an overall delegation of discretionary authority or if the account represents assets of an ERISA plan, Western Asset will assume responsibility for proxy voting. The Client Account Transition Team maintains a matrix of proxy voting authority.

Proxy Gathering

Registered owners of record, client custodians, client banks and trustees (“Proxy Recipients”) that receive proxy materials on behalf of clients should forward them to Corporate Actions. Proxy Recipients of existing clients were reminded of the appropriate routing to Corporate Actions for proxy materials received and reminded of their responsibility to forward all proxy materials on a timely basis. Proxy Recipients for new clients (or, if Western Asset becomes aware that the applicable Proxy Recipient for an existing client has changed, the Proxy Recipient for the existing client) are notified at start-up of appropriate routing to Corporate Actions of proxy materials received and reminded of their responsibility to forward all proxy materials on a timely basis. If Western Asset personnel other than Corporate Actions receive proxy materials, they should promptly forward the materials to Corporate Actions.

Proxy Voting

Once proxy materials are received by Corporate Actions, they are forwarded to the Investment Support Department for coordination and the following actions:

a.	Proxies are reviewed to determine accounts impacted.

b.	Impacted accounts are checked to confirm Western Asset voting authority.

c.	As part of the Annual Monitoring Program, the Legal and Compliance Department staff will review proxy issues to determine any material conflicts of interest. (See conflicts of interest section of these procedures for further information on determining material conflicts of interest.)

d.	If a material conflict of interest exists, (i) to the extent reasonably practicable and permitted by applicable law, the client is promptly notified, the conflict is disclosed and Western Asset obtains the client’s proxy voting instructions, and (ii) to the extent that it is not reasonably practicable or permitted by applicable law to notify the client and obtain such instructions (e.g., the client is a mutual fund or other commingled vehicle or is an ERISA plan client), Western Asset seeks voting instructions from an independent third party.

e.	Investment Support Department staff provides proxy material to the appropriate research analyst or portfolio manager to obtain their recommended vote. Research analysts and investment professionals determine votes on a case-by case basis taking into account the voting guidelines contained in these procedures. For avoidance of doubt, depending on the best interest of each individual client, Western Asset may vote the same proxy differently for different clients. The analyst’s or portfolio manager’s basis for their decision is documented and maintained by the Legal and Compliance Department.

f.	The Investment Support Department votes the proxy pursuant to the instructions received in (d) or (e) and returns the voted proxy as indicated in the proxy materials.

Timing

Western Asset personnel act in such a manner to ensure that, absent special circumstances, the proxy gathering and proxy voting steps noted above can be completed before the applicable deadline for returning proxy votes.

Recordkeeping

Western Asset maintains records of proxies voted pursuant to Section 204-2 of the Advisers Act and ERISA DOL Bulletin 94-2. These records include:

a.	A copy of Western Asset’s policies and procedures.

b.	Copies of proxy statements received regarding client securities.

c.	A copy of any document created by Western Asset that was material to making a decision how to vote proxies.

d.	Each written client request for proxy voting records and Western Asset’s written response to both verbal and written client requests.

e.	A proxy log including:

1.	Issuer name;

2.	Exchange ticker symbol of the issuer’s shares to be voted;

3.	Council on Uniform Securities Identification Procedures (“CUSIP”) number for the shares to be voted;

4.	A brief identification of the matter voted on;

5.	Whether the matter was proposed by the issuer or by a shareholder of the issuer;

6.	Whether a vote was cast on the matter;

7.	A record of how the vote was cast; and

8.	Whether the vote was cast for or against the recommendation of the issuer’s management team.

Records are maintained in an easily accessible place for five years, the first two in Western Asset’s offices.

Disclosure

Western Asset’s proxy policies are described in Western Asset’s Part II of Form ADV. Clients will be provided a copy of these policies and procedures upon request. In addition, upon request, clients may receive reports on how their proxies have been voted.

Conflicts of Interest

All proxies are reviewed by the Legal & Compliance Department for material conflicts of interest. Issues to be reviewed include, but are not limited to:

1.	Whether Western Asset (or, to the extent required to be considered by applicable law, its affiliates) manages assets for the company or an employee group of the company or otherwise has an interest in the company;

2.	Whether Western Asset or an officer or director of Western Asset or the applicable portfolio manager or analyst responsible for recommending the proxy vote (together, “Voting Persons”) is a close relative of or has a personal or business relationship with an executive, director or person who is a candidate for director of the company or is a participant in a proxy contest; and

3.	Whether there is any other business or personal relationship where a Voting Person has a personal interest in the outcome of the matter before shareholders.

Voting Guidelines

Western Asset’s substantive voting decisions turn on the particular facts and circumstances of each proxy vote and are evaluated by the designated research analyst or portfolio manager. The examples outlined below are meant as guidelines to aid in the decision making process.

Guidelines are grouped according to the types of proposals generally presented to shareholders. Part I deals with proposals which have been approved and are recommended by a company’s board of directors; Part II deals with proposals submitted by shareholders for inclusion in proxy statements; Part III addresses issues relating to voting shares of investment companies; and Part IV addresses unique considerations pertaining to foreign issuers.

I.	Board Approved Proposals

The vast majority of matters presented to shareholders for a vote involve proposals made by a company itself that have been approved and recommended by its board of directors. In view of the enhanced corporate governance practices currently being implemented in public companies, Western Asset generally votes in support of decisions reached by independent boards of directors. More specific guidelines related to certain board-approved proposals are as follows:

1.	Matters relating to the Board of Directors

Western Asset votes proxies for the election of the company’s nominees for directors and for board-approved proposals on other matters relating to the board of directors with the following exceptions:

a.	Votes are withheld for the entire board of directors if the board does not have a majority of independent directors or the board does not have nominating, audit and compensation committees composed solely of independent directors.

b.	Votes are withheld for any nominee for director who is considered an independent director by the company and who has received compensation from the company other than for service as a director.

c.	Votes are withheld for any nominee for director who attends less than 75% of board and committee meetings without valid reasons for absences.

d.	Votes are cast on a case-by-case basis in contested elections of directors.

2.	Matters relating to Executive Compensation

Western Asset generally favors compensation programs that relate executive compensation to a company’s long-term performance. Votes are cast on a case-by-case basis on board-approved proposals relating to executive compensation, except as follows:

a.	Except where Western Asset is otherwise withholding votes for the entire board of directors, Western Asset votes for stock option plans that will result in a minimal annual dilution.

b.	Western Asset votes against stock option plans or proposals that permit replacing or repricing of underwater options.

c.	Western Asset votes against stock option plans that permit issuance of options with an exercise price below the stock’s current market price.

d.	Except where Western Asset is otherwise withholding votes for the entire board of directors, Western Asset votes for employee stock purchase plans that limit the discount for shares purchased under the plan to no more than 15% of their market value, have an offering period of 27 months or less and result in dilution of 10% or less.

3.	Matters relating to Capitalization

The management of a company’s capital structure involves a number of important issues, including cash flows, financing needs and market conditions that are unique to the circumstances of each company. As a result, Western Asset votes on a case-by-case basis on board-approved proposals involving changes to a company’s capitalization except where Western Asset is otherwise withholding votes for the entire board of directors.

a.	Western Asset votes for proposals relating to the authorisation of additional common stock.

b.	Western Asset votes for proposals to effect stock splits (excluding reverse stock splits).

c.	Western Asset votes for proposals authorizing share repurchase programs.

4.	Matters relating to Acquisitions, Mergers, Reorganisations and Other Transactions

Western Asset votes these issues on a case-by-case basis on board-approved transactions.

5.	Matters relating to Anti-Takeover Measures

Western Asset votes against board-approved proposals to adopt anti-takeover measures except as follows:

a.	Western Asset votes on a case-by-case basis on proposals to ratify or approve shareholder rights plans.

b.	Western Asset votes on a case-by-case basis on proposals to adopt fair price provisions.

6.	Other Business Matters

Western Asset votes for board-approved proposals approving such routine business matters such as changing the company’s name, ratifying the appointment of auditors and procedural matters relating to the shareholder meeting.

a.	Western Asset votes on a case-by-case basis on proposals to amend a company’s charter or bylaws.

b.	Western Asset votes against authorisation to transact other unidentified, substantive business at the meeting.

II.	Shareholder Proposals

SEC regulations permit shareholders to submit proposals for inclusion in a company’s proxy statement. These proposals generally seek to change some aspect of a company’s corporate governance structure or to change some aspect of its business operations. Western Asset votes in accordance with the recommendation of the company’s board of directors on all shareholder proposals, except as follows:

1.	Western Asset votes for shareholder proposals to require shareholder approval of shareholder rights plans.

2.	Western Asset votes for shareholder proposals that are consistent with Western Asset’s proxy voting guidelines for board-approved proposals.

3.	Western Asset votes on a case-by-case basis on other shareholder proposals where Western Asset is otherwise withholding votes for the entire board of directors.

III.	Voting Shares of Investment Companies

Western Asset may utilize shares of open or closed-end investment companies to implement its investment strategies. Shareholder votes for investment companies that fall within the categories listed in Parts I and II above are voted in accordance with those guidelines.

1.	Western Asset votes on a case-by-case basis on proposals relating to changes in the investment objectives of an investment company taking into account the original intent of the fund and the role the fund plays in the clients’ portfolios.

2.	Western Asset votes on a case-by-case basis all proposals that would result in increases in expenses (e.g., proposals to adopt 12b-1 plans, alter investment advisory arrangements or approve fund mergers) taking into account comparable expenses for similar funds and the services to be provided.

IV.	Voting Shares of Foreign Issuers

In the event Western Asset is required to vote on securities held in non-U.S. issuers—i.e. issuers that are incorporated under the laws of a foreign jurisdiction and that are not listed on a U.S. securities exchange or the NASDAQ stock market, the following guidelines are used, which are premised on the existence of a sound corporate governance and disclosure framework. These guidelines, however, may not be appropriate under some circumstances for foreign issuers and therefore apply only where applicable.

1.	Western Asset votes for shareholder proposals calling for a majority of the directors to be independent of management.

2.	Western Asset votes for shareholder proposals seeking to increase the independence of board nominating, audit and compensation committees.

3.	Western Asset votes for shareholder proposals that implement corporate governance standards similar to those established under U.S. federal law and the listing requirements of U.S. stock exchanges and that do not otherwise violate the laws of the jurisdiction under which the company is incorporated.

4.	Western Asset votes on a case-by-case basis on proposals relating to (1) the issuance of common stock in excess of 20% of a company’s outstanding common stock where shareholders do not have pre-emptive rights, or (2) the issuance of common stock in excess of 100% of a company’s outstanding common stock where shareholders have pre-emptive rights.

APPENDIX F

WESTERN ASSET MANAGEMENT COMPANY PTE. LTD.

PROXY VOTING POLICY AND PROCEDURES

F-1

The information contained in this Proxy Statement/Prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This Proxy Statement/Prospectus is not an offer to sell these securities, and it is not soliciting an offer to buy these securities in any jurisdiction where the offer or sale is not permitted.

SUBJECT TO COMPLETION, DATED FEBRUARY 23, 2016

WESTERN ASSET GLOBAL PARTNERS INCOME FUND INC.

WESTERN ASSET GLOBAL HIGH INCOME FUND INC.

STATEMENT OF ADDITIONAL INFORMATION

This Statement of Additional Information, which is not a prospectus, supplements and should be read in conjunction with the Proxy Statement/Prospectus dated             , 2016, relating specifically to the proposed merger of Western Asset Global Partners Income Fund Inc. (“GDF”) with and into Western Asset Global High Income Fund Inc. (“EHI,” and together with GDF, the “Funds”) in accordance with the Maryland General Corporation Law (the “Merger”). You may obtain a copy of the Proxy Statement/Prospectus to by contacting each Fund at (888) 777-0102, by writing each Fund at the address listed above or by visiting our website at www.lmcef.com. The Merger is to occur pursuant to an Agreement and Plan of Merger. Unless otherwise indicated, capitalized terms used herein and not otherwise defined have the same meanings as are given to them in the Proxy Statement/Prospectus.

TABLE OF CONTENTS

1. General Information	S-2
2. Financial Statements and Other Incorporated Documents	S-2
3. Pro Forma Financial Statements	S-2

GENERAL INFORMATION

A Joint Special Meeting of Stockholders of GDF and EHI, at which stockholders of GDF and EHI will consider the Merger, will be held at 620 Eighth Avenue, 49th Floor, New York, New York, on Wednesday, May 18, 2016 at 10:00 a.m., Eastern Time. For further information about the Merger, see the Proxy Statement/Prospectus.

FINANCIAL STATEMENTS

The Statement of Additional Information related to the Proxy Statement/Prospectus dated     , 2016 consists of this cover page, the accompanying pro forma financial statements and the following documents, each of which was filed electronically with the SEC and is incorporated by reference herein:

The financial statements of each Fund as included in the Funds’ Annual Reports filed for the last-completed fiscal year, and semi-annual period, if applicable, for each Fund:

•	Western Asset Global Partners Income Fund Inc., Annual Report to Stockholders for the Fiscal Year Ended August 31, 2015, filed October 22, 2015 (accession no. 0001193125-15-350735).

•	Western Asset Global High Income Fund Inc., Annual Report to Stockholders for the Fiscal Year Ended May 31, 2015, filed on July 27, 2015 (accession no. 0001193125-15-263659).

•	Western Asset Global High Income Fund Inc., Semi-Annual Report to Stockholders for the Six-Month Period Ended November 30, 2015 filed on January 25, 2016 (accession no. 0001193125-16-436681).

PRO FORMA FINANCIAL STATEMENTS

Western Asset Global Partners Income Fund Inc. (Target Fund) and Western Asset Global High Income Fund Inc. (Acquiring Fund)

The unaudited pro forma information provided herein should be read in conjunction with the annual report to shareholders, for the fiscal year ended August 31, 2015 for the Target Fund, and for the fiscal year ended May 31, 2015 for the Acquiring Fund.

At a meeting held on November 11 and 12, 2015, the Board of Directors of the Funds approved an Agreement and Plan of Reorganization (the “Reorganization Agreement”) whereby the Acquiring Fund will acquire all the assets, and assume all of the liabilities, of the Target Fund and the Target Fund will receive shares of the Acquiring Fund, to be distributed to the shareholders of the Target Fund in redemption of all of the outstanding shares of the Target Fund, and thereafter be terminated as a series of the Trust (the “Reorganization”). The unaudited pro forma information set forth below for the year ended August 31, 2015 is intended to present ratios and supplemental data as if the acquisition of the Target Fund by the Acquiring Fund had been consummated at September 1, 2015.

Legg Mason Partners Fund Advisor, LLC (the “LMPFA”) is the investment manager of each of the Target Fund and the Acquiring Fund. Western Asset Management Company (“Western Asset”), Western Asset Management Company Limited (“Western Asset Limited”) and Western Asset Management Company Pte. Ltd. (“Western Singapore”) are the investment subadvisers of each of the Target Fund and the Acquiring Fund. Western Asset Management Company Ltd (“Western Japan”) is also an investment subadviser for the Target Fund.

The Target Fund pays an investment management fee, calculated daily and paid monthly, at an annual rate of 1.05% of the Fund’s average weekly net assets. The Acquiring Fund pays an investment management fee, calculated daily and paid monthly, at an annual rate of 0.85% of average daily net assets plus the proceeds of any outstanding borrowings (“managed assets”). LMPFA implemented a voluntary investment management fee waiver of 0.05% beginning on March 1, 2010 and then continuing through December 31, 2016, which reduced the annual rate of the Acquiring Fund’s investment management fee to 0.80% of the average daily managed assets.

The manager pays Western Asset 70% of the net management fee it receives from each of the Target Fund and the Acquiring Fund. In turn, Western Asset pays Western Limited and Western Asset Singapore a subadvisory fee of 0.30% on the Target and Acquiring Funds’ assets managed by Western Limited and Western Asset Singapore. Western Asset pays Western Japan a subadvisory fee of 0.30% on the Target Funds’ assets managed by Western Japan.

The Target Fund and Acquiring Fund have the same transfer agent and custodian as one another. Each of these service providers has entered into an agreement with the Target Fund and the Acquiring Fund, which governs the provisions of services to such funds. Such agreements have the same terms with respect to each Fund.

As of August 31, 2015, the net assets of: (i) the Target Fund were $156,741,051 and (ii) the Acquiring Fund were $350,274,726. The net assets of the combined fund as of August 31, 2015 would have been $507,015,777.

On a pro forma basis for the year ended August 31, 2015, the proposed Reorganization would have resulted in the following approximate increases/(decreases) to expenses charged:

Legal fees	$(90,556)
Audit fees	$(75,330)
Transfer agent fees	$(33,868)
Shareholder reporting fees	$(17,390)
Fund accounting fees	$(17,368)
Miscellaneous fees	$(10,000)
Listing fees	$(8,020)

No significant accounting policies (including valuation of portfolio securities) will change as a result of the proposed Reorganization.

It is anticipated that no holdings will be sold from the Target or Acquiring Fund as a result of the Reorganization.

The Reorganization will be accounted for as a tax-free reorganization of investment companies. In a tax-free reorganization:

1.	No gain or loss is recognized by the Target Fund upon the transfer of its assets to the Acquiring Fund in exchange for shares of the Acquiring Fund and the assumption by the Acquiring Fund of all of the liabilities of the Target Fund, or upon the distribution of the shares of the Acquiring Fund by the Target Fund to its shareholders in liquidation of the Target Fund.

2.	No gain or loss is recognized by the Target Fund shareholders upon the exchange of their shares of the Target Fund solely for shares of the Acquiring Fund pursuant to the reorganization.

3.	The historical cost of investment securities generally is carried forward to the Acquiring Fund.

The results of operations of the Acquiring Fund for pre-combination periods will not be restated.

As of August 31, 2015, the Target Fund and the Acquiring Fund had the following capital loss carryovers for federal income tax purposes which are subject to expiration:

Target Fund
Year of Expiration	Amount
8/31/2017	$(4,307,290)
8/31/2018	(26,932,997)

$(31,240,287)

Acquiring Fund
Year of Expiration	Amount
5/31/2018	$(56,068,380)

LMPFA will pay 50% of the Target and Acquiring Funds’ reorganization costs. The estimated reorganizations costs of the Target Fund and Acquiring Fund are $216,700 and $250,700, respectively. LMPFA will pay 50% of each Fund’s reorganization costs whether or not the Reorganization is consummated.

PART C

OTHER INFORMATION

Item 15.	Indemnification

The Registrant has entered into an Indemnification Agreement with each director whereby the Registrant has agreed to indemnify each director against expenses and costs actually and reasonably incurred by such director in connection with any claims, suits or proceedings; provided that no indemnification shall be provided to the extent that the director engaged in conduct for which indemnification may not lawfully be provided to the such director.

Sections 1-3 of Article VII of the Registrant’s Articles of Incorporation, incorporated by reference as Exhibit (a) to this Registration Statement, provide that:

To the maximum extent permitted by Maryland law, as amended or interpreted, no current or former director or officer of the Registrant shall have any liability to the Registrant or its stockholders for money damages. This limitation on liability applies to events occurring at the time a person serves as a director or officer of the Registrant whether or not such person is a director or officer at the time of any proceeding in which liability is asserted.

The Registrant shall indemnify and advance expenses to its currently acting and its former directors to the fullest extent that indemnification of directors is permitted by Maryland law. The Registrant shall indemnify and advance expenses to its officers to the same extent as its directors and may do so to such further extent as is consistent with law. The Board of Directors may by bylaw, resolution or agreement make further provision for indemnification of directors, officers, employees and agents to the fullest extent permitted by Maryland law. The foregoing rights of indemnification shall not be exclusive of any other rights to which those seeking indemnification may be entitled. The Board of Directors may take such action as is necessary to carry out these indemnification provisions and is expressly empowered to adopt, approve and amend from time to time such bylaws, resolutions or contracts implementing such provisions or such further indemnification arrangements as may be permitted by law. This indemnification applies to events occurring at the time a person serves as a director or officer of the Registrant whether or not such person is a director or officer at the time of any proceeding in which liability is asserted.

No provision of the Registrant’s Articles of Incorporation shall be effective to protect or purport to protect any director or officer of the Registrant against any liability to the Registrant or its security holders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

Insofar as indemnification for liability arising under the Securities Act of 1933, as amended (the “Securities Act”), may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that, in the opinion of the SEC, such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

Item 16.	Exhibits

Exhibit No.	Exhibit
1	Articles of Incorporation, dated April 16, 2003.*

2	Amended and Restated By-Laws.*

3	Not applicable.

4	Form of Agreement and Plan of Reorganization is included in Part A of the Registration Statement on Form N-14.

C-1

Exhibit No.		Exhibit

5		Not applicable

6	(a)	Management Agreement between Registrant and Legg Mason Partners Fund Advisor, LLC with respect to Registrant.*

6	(b)	Subadvisory Agreement between Legg Mason Partners Fund Advisor, LLC and Western Asset Management Company with respect to Registrant.*

6	(c)	Subadvisory Agreement between Western Asset Management Company and Western Asset Management Company Limited with respect to Registrant.*

6	(d)	Subadvisory Agreement between Western Asset Management Company and Western Asset Management Company Pte. Ltd. with respect to Registrant.*

7		Not applicable.

8		Not applicable

9		Custodian Services Agreement with State Street Bank and Trust Company.**

10		Not applicable.

11		Opinion and Consent of Foley & Lardner LLP as to the legality of the securities being registered.*

12		Form of Opinion of Simpson Thacher & Bartlett LLP supporting tax matters and consequences to stockholders discussed in the Proxy Statement/Prospectus.*

13		Not applicable.

14	(a)	Consent of Independent Registered Public Accounting Firm with respect to Western Asset Global Partners Income Fund Inc.**

14	(b)	Consent of Independent Registered Public Accounting Firm with respect to Western Asset Global High Income Fund Inc.**

15		Not applicable.

16		Power of Attorney.**

17	(a)	Form of Proxy Card.*

17	(b)	Code of Ethics of the Registrant and Legg Mason Partners Fund Advisor, LLC.*

17	(c)	Code of Ethics of Western Asset Management Company, Western Asset Management Company Limited and Western Asset Management Company Pte. Ltd.*

17	(d)	Transfer Agency and Services Agreement with American Stock Transfer, Inc.*

17	(e)	Fund Accounting Services Agreement with State Street Bank and Trust Company.**

17	(f)	Credit Agreement between Registrant and State Street Bank and Trust Co.**

*	To be filed by amendment.
**	Filed herewith.

Item 17.	Undertakings.

(1) The undersigned registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this registration statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act [17 CFR 230.145c], the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by the other terms of the applicable form.

(2) The undersigned registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the 1933 Act, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

(3) The undersigned registrant agrees to promptly file a post-effective amendment to this registration statement including a signed opinion of Simpson Thacher & Bartlett LLP supporting tax matters and consequences to stockholders discussed in the Proxy Statement/Prospectus.

C-2

SIGNATURES

As required by the Securities Act of 1933, as amended, this registration statement has been signed on behalf of the Registrant, in the City of New York and State of New York, on the 23rd day of February, 2016.

WESTERN ASSET GLOBAL HIGH INCOME FUND INC.

By:	/S/ JANE E. TRUST
Jane E. Trust
Chairman, Chief Executive Officer and President

As required by the Securities Act of 1933, as amended, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/S/ JANE E. TRUST	Chairman, Chief Executive Officer, President and Director (Principal Executive Officer)	February 23, 2016
Jane E. Trust

/S/ RICHARD F. SENNETT	Principal Financial Officer (Principal Financial Officer)	February 23, 2016
Richard F. Sennett

/S/ ROBERT D. AGDERN*	Director	February 23, 2016
Robert D. Agdern

/S/ CAROL L. COLMAN*	Director	February 23, 2016
Carol L. Colman

/S/ DANIEL P. CRONIN*	Director	February 23, 2016
Daniel P. Cronin

/S/ PAOLO M. CUCCHI*	Director	February 23, 2016
Paolo M. Cucchi

/S/ LESLIE H. GELB*	Director	February 23, 2016
Leslie H. Gelb

/S/ WILLIAM R. HUTCHINSON*	Director	February 23, 2016
William R. Hutchinson

/S/ EILEEN KAMERICK*	Director	February 23, 2016
Eileen Kamerick

/S/ DR. RIORDAN ROETT*	Director	February 23, 2016
Dr. Riordan Roett

*BY:	/S/ JANE E. TRUST
Jane E. Trust,
Attorney-in-Fact, February 23, 2016

The original powers of attorney authorizing Jane E. Trust to execute this Registration Statement, and any amendments thereto, for each Director of the Registrant is filed and incorporated by reference herein as Exhibit 16.

EXHIBIT INDEX

Exhibit No.	Exhibit

9	Custodian Services Agreement with State Street Bank and Trust Company

14(a)	Consent of Independent Registered Public Accounting Firm with respect to Western Asset Global Partners Income Fund Inc.

14(b)	Consent of Independent Registered Public Accounting Firm with respect to Western Asset Global High Income Fund Inc.

16	Power of Attorney

17(e)	Fund Accounting Services Agreement with State Street Bank and Trust Company